Exhibit G-1 : DRAFT

E.ON AG's Subsidiaries

     The attached draft of Exhibit G-1 lists and describes all subsidiaries of E.ON AG ("E.ON"). The list has been prepared with information available to E.ON in connection with the preparation of its annual accounts. The list is divided into two main categories--those companies E.ON intends to retain, and those it intends to divest. These two categories, in turn, are separated into ten sub-categories, based on the companies' main business activity: Energy, Chemicals, Oil, Real Estate, Aluminum, Distribution (two separate lists), Telecommunications, Silicon Wafers, and Other. As indicated in the Application, E.ON intends to divest VEBA Oel AG, Klockner & Co. AG, Stinnes AG, Degussa AG, VAW aluminum AG, Viterra AG, MEMC Electronic Materials Inc., and their respective subsidiaries. E.ON will retain E.ON Energie and its subsidiaries. E.ON Energie will file Form U-57 with the Commission and qualify as a foreign utility company ("FUCO") under Section 33 of the Act. Finally, E.ON also intends to retain select telecommunications and other companies.

     Where a subsidiary shares the business activity of its parent company, the business activity of the subsidiary is not separately identified. If the subsidiary's activity differs from that of its parent company, we have provided individual descriptions. The percentage indicated next to each company reflects the extent of the parent company's interest in that company.

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COMPANY CATEGORY                                                           PAGES

I.  TO BE RETAINED COMPANIES

Energy                                                                         3

Telecommunications                                                            23

Other                                                                         24


II.  TO BE DIVESTED COMPANIES

Chemical                                                                      28

Oil                                                                           49

Real Estate                                                                   59

Distribution

     a.   Klockner & Co. AG                                                   63

     b.   Stinnes AG                                                          73

Aluminum                                                                      99

Silicon Wafers                                                               102

Other                                                                        103

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I.  COMPANIES TO BE RETAINED

ENERGY

E.ON AG

1.   E.ON Energie AG (100.0)
     1.1   Amata Power Bien Hoa, Ho Chi Minh City (12.5)
           -involved in the development of a power-generation infrastructure in Vietnam
     1.2 AVACON Beteiligungsgesellschaft mbH (83.3) (Braunschweigische Kohlen-Bergwerke AG owns 10.0)
           - Holding company for businesses in the energy-branch
           1.2.1    AVACON AG (53.4)
                    -Supplies water services, as well as electricity, gas, and heating.
                    1.2.1.1    Abwasserentsorgung Bleckede GmbH (49.0)
                    1.2.1.2    Abwasserentsorgung Schoppenstedt (49.0)
                    1.2.1.3    Energieverband Wittingen GmbH (25.0)
                    1.2.1.4    Energiewerke Isernhagen GmbH (49.0)
                    1.2.1.5    PfE Prufungsgesellschaft fur
                               Energieversorgungsunternehmen mbH (14.3) (also
                               50.0 owned by E.ON Energie AG; 28.6 owned by
                               e.dis Energie Nord)
                    1.2.1.6    Stadtwerke Garbsen GmbH (24.9)
                    1.2.1.7    Stadtwerke Neustadt GmbH (24.9)
                    1.2.1.8    Stadtwerke Nienburg/Weser GmbH (27.7)
                    1.2.1.9    Stadtwerke Salzwedel GmbH (100.0)
                    1.2.1.10   Stadtwerke Wolfenbuttel GmbH (26.0)
                    1.2.1.11   Stadtwerke Wolmirstedt GmbH (40.0)
                    1.2.1.12   Stromversorgung Osthannover GmbH (26.0)
                    1.2.1.13   Stromversorgung Zerbst GmbH (30.0)
                    1.2.1.14 Synergis GmbH Information Services fur die Energiewirtschaft (10.0) (also 39.0 owned by E.ON Energie AG)
                    1.2.1.15   Thuga-Konsortium Beteiligungs GmbH (12.1) (also
                               63.6 owned by Thuga Aktiengesellschaft)
                    1.2.1.16   UZH-Abwassertechnik GmbH (100.0)
                    1.2.1.17   Versorgungsbetriebe Celle Beteiligungs-GmbH
                               (100.0)
                    1.2.1.18   Versorgungsbetriebe Celle GmbH & Co. KG (99.0)
     1.3   Bayerische Wasserkraftwerke AG (50.0)
           -constructs and operates hydro-electric power plants at the Lech river; utilizes/exploits generated electricity
     1.4   Bayerngas GmbH (22.0)
           -sets up, acquires, operates and rents out gas pipelines; obtains, transfers, and delivers gas

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     1.5   Bayernwerk Beteiligungs AG (100.0)
           -obtains and manages holdings in other enterprises
     1.6 Bayernwerk Wasserkraft GbR (61.5) (OBAG AG owns 18.7; E.ON Kraftwerke GmbH owns 10.9)
           -bundles voting rights
     1.7   Bayernwerk Wasserkraft Stromhandels GbR (61.5) (OBAG AG owns
           18.7; E.ON Kraftwerke GmbH owns 10.9)
           -bundles voting rights
     1.8 Berliner Erdgasspeicher Besitz- u. Verwaltungsgesellschaft bR - (49.9)
           -operates/manages operation of a natural gas resevoir
           (brought into the corporation by Gasag)
     1.9   B. Grimm Bayernwerk Elektrowatt ltd. (44.5)
           -holding company; holds shares of Amata Power Bien Hoa and other companies
     1.10  BI Industriebesitz und Beteiligungen Bayernwerk AG & Co. OHG
           (71.0) (also 25.1 owned by Isar Amperwerke AG)
           -obtains, manages and transfers holdings of E.ON Energie AG, Isar-Amperwerke, and Grosskraftwerke Franken AG
           1.10.1   RL & BIG Beteiligungsverwaltung beschrankt haftende
                    OHG (100.0)
     1.11  BKW FMB Energie AG- Hydro-electric Swiss utility. (20.0)
           -generates, supplies and trades energy
     1.12  Blockheizkraftwerk Marktheidenfeld GmbH (100.0)
           -co-generation power plant
     1.13 BPR Energie Geschaftsbesorgung GmbH (35.0) (30% owned by E.ON Kraftwerke GmbH)
           -solicits/generates business for companies in the energy-branch; manages reserve for a power-plant in Stendal(Germany)
     1.14  Bremer Energie-Konsens GmbH (24.9%)
           -conducts research and public relations in areas of environmental protection & energy-consumption
     1.15  CONTIGAS Deutsche Energie-Aktiengesellschaft (98.7)
           -supplies energy, gas, heat and water; trades in equipment used for supplying energy
           1.15.1   CONTIGAS Italia GmH (100.0)
           1.15.2   EVO Energieversorgung Oberfranken AG (84.4)
                    -supplies energy; produces and trades equipment used in generating, disposing and utilizing energy (any type)
                    1.15.2.1 ENSECO GmbH (10.0) (also 73.4 owned by Isar-Amperwerke; 10.0 owned by TEAG Thuringer
                               Energie AG)
                    1.15.2.2 Frankengas GmbH (10.0) (also 10.0 owned by Thuga Aktiengesellschaft)
                    1.15.2.3 Frankische Gas-Lieferungs-Gesellschaft mbH (65.0)(Thuga Aktiengesellschaft owns 35.0)
                    1.15.2.4   Ferngas Nordbayern GmbH (16.9)

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                    1.15.2.5   GEDOS-Ges. der Energiewirtschaft fur Daten-
                               & Organisationsservice mbH (12.3) (also 51.0
                               owned by E.ON Energie AG; 12.3 owned by OBAG AG;
                               12.3 owned by TEAG Thuringer Energie AG;
                               12.3 owned by Uberlandwerk Unterfranken AG)
                    1.15.2.6   Kurgan Grundstucks-Verwaltungsgesellschaft mbH
                               & Co. OHG (90.0)
                               -provides property-management services
                    1.15.2.7   HEG Heizwerk Eltmann GmbH (74.0)
                    1.15.2.8   Herzo Media Beteiligungs GmbH (20.0)
                               -provides telecommunications-services to the
                               city of Herzogenaurach as part of a
                               multi-utility offer/service for electricity-
                               purchasers
                    1.15.2.9 Hibernia Gamma Beteiligungsgesellschaft mbH (16.1) (also 35.5 owned by E.ON Energie AG;
                               32.3 owned by Isar-Amperwerke AG; 16.1 owned
                               by  OBAG AG)
                    1.15.2.10  Nurnberger Strasse 57 Grundstucks GmbH &
                               Co.KG (100.0)
                    1.15.2.11  SULPUR Grundstucks-Vermietungsgesellschaft
                               mbH & Co. Objekt Heizkraftwerk Jena-Sud OHG
                               (50.0) (also 50.0 owned by E.ON Energie AG)
                    1.15.2.12  SULPUR Grundstucks-Vermietungsgesellschaft
                               mbH & Co. Objekt Erfurt KG (66.5) (Uberlandwerk Unterfranken AG owns 27.5)
                               -obtains and rents out property
                    1.15.2.13  VGM Versorgungsgesellschaft Marktredwitz mbH
                               (90.0)
                    1.15.2.14  Weissmainkraftwerk Rohrenhof AG (91.4)
           1.15.3   Gasversorgung Thuringen GmbH (49.0)
           1.15.4   Elektrizitatswerk Schwandorf GmbH (58.5)
           1.15.5   ENERGAS AG (100.0)
           1.15.6   Energieversorgung Ostbevern GmbH (53.3)
           1.15.7 Energiewerke Zeulenroda GmbH (37.5) (also 37.5 owned by TEAG Thuringer Energie AG)
           1.15.8   ETO Entsorgungstechnik Oberfranken GmbH (70.0) (also
                    30.0 owned by ReCon Projektentwicklungs- und
                    Beteiligungsgesellschaft mbH)
           1.15.9   Gasversorgung Schwandorf GmbH (75.0)
           1.15.10  Kabelcom Rheinhessen GmbH (100.0)
           1.15.11  Licht- und Kraftwerke Seesen/Harz GmbH (75.0)
           1.15.12  OBAG AG (96.5)
                    -supplies energy; produces and trades equipment used
                     in generating, disposing and utilizing energy (any type)

                    1.15.12.1 Bayernwerk Wasserkraft GbR (18.7) (also 61.5 owned by E.ON Energie AG; 10.9 owned by E.ON Kraftwerke GmbH)
                    1.15.12.2  Bayernwerk Wasserkraft Stromhandels GbR
                               (18.7) (also 61.5 owned by E.ON Energie AG;
                               10.9 owned by E.ON Kraftwerke GmbH)
                    1.15.12.3  BIM OBAG Immobilienverwaltungs GmbH & CO
                               KG (100.0)
                               -manages real estate owned by OBAG
                    1.15.12.4 E.ON Wasserkraft GmbH (18.7) (also 61.5 owned by E.ON Energie AG; 10.9 owned by E.ON Kraftwerke)
                    1.15.12.5  Gasversorgung Ostbayern GmbH (65.0)
                    1.15.12.6  GEDOS-Ges. der Energiewirtschaft fur Daten-
                               & Organisationsservice mbH (12.3) (also 51.0 owned by E.ON Energie AG; 12.3 owned by EVO Energieversorgung Oberfranken AG; 12.3 owned by TEAG Thuringer Energie AG; 12.3 owned by Uberlandwerk Unterfranken AG)
                    1.15.12.7 Gemeinschaftskernkraftwerk Isar 2 GmbH (10.0) (also 40.0 owned by E.ON Kernkraft GmbH; 25.0 owned by Isar Amperwerke AG)
                    1.15.12.8  GHD OBAG AG & Co. KG (75.0)
                    1.15.12.9 Hibernia Gamma Beteiligungsgesellschaft mbH (16.1) (also 35.5 owned by E.ON Energie AG; also 32.3 owned by Isar-Amperwerke AG; 16.1 owned by EVO Energieversorgung Oberfranken AG)
                    1.15.12.10 Ostbayerische Energieanlagen GmbH (100.0)
                    1.15.12.11 REWAG Regensburger Energie- und
                               Wasserversorgung AG & Co KG (35.5)
           1.15.13  PREVAG Provinzialsachsische Energie-Versorgungs-GmbH
                    (25.0) (also 25.0 owned by E.ON Energie AG)
           1.15.14  Stadtwerke Erfurt Strom- und Fernwarme GmbH (44.5)
           1.15.15  Stadtwerke Heide GmbH (49.0)
           1.15.16  Stadtwerke Telgte GmbH (70.5)
     1.16  Depardieu International Finance (31.3)
           -special-purpose finance subsidiary for E.ON Energie AG
     1.17  D-GAS B.V. - Gas trading company. (74.9)
     1.18 e.dis Energie Nord AG- Electricity supplier. (52.3) (also 17.7 owned by Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH) -constructs, operates and acquires plants used in the production, distribution, or transfers of electricity
           1.18.1   e.dis natur Erneuerbare Energien GmbH (100.0)
           1.18.2   e.discom Telekommunikation GmbH (100.0)
                    -provides telecommunications-services
           1.18.3   e.distherm Warmedienstleistungen GmbH (100.0)

           1.18.4   EVP Energieversorgung Potsdam GmbH (35.0)
           1.18.5   KEV Kommunale Energieversorgung Eisenhuttenstadt GmbH (49.0)
           1.18.6 PfE Prufungsgesellschaft fur Energieversorgungsunternehmen mbH (28.6) (also 50.0 owned by E.ON Energie AG)
           1.18.7   SD Telekommunikations GmbH (34.5)
                    -provides telecommunications services to the city of Schwedt, as part of a multi-utility offer/service for electricity-purchasers
           1.18.8   SEV Stralsunder Energieversorgung GmbH (40.0)
           1.18.9   Stadtische Werke Brandenburg an der Havel GmbH (24.5)
           1.18.10  Stadtwerke Eberswalde GmbH (22.5)
           1.18.11  Stadtwerke Premnitz GmbH (35.1)
           1.18.12  Stadtwerke Schwedt GmbH (37.0)
           1.18.13  Warmeversorgungsgesellschaft Konigs Wusterhausen mbH (50.1)
     1.19  EEG - ERDGAS ERDOL GmbH (25.0)
           -produces natural gas and oil; constructs and operates underground reservoirs and plants used for supplying electricity; conducts activities necessitated by the closing down of certain mines (minimizing environmental impact, ensuring safety)
     1.20 E.ON Aqua GmbH - Holding company for water business. (100.0) -supplies water and disposes of waste-water
           1.20.1 Gelsenwasser AG - Supplies water and sewage treatment services. (80.5)
                    1.20.1.1   Abwassergesellschaft Gelsenkirchen mbH (34.0)
                    1.20.1.2   BHK Tief- und Rohrbau GmbH (100.0)
                    1.20.1.3   Gasversorgung Neubrandenburg GmbH (24.5) (also
                               24.5 owned by Isar-Amperwerke AG)
                               -involved in gas supply
                    1.20.1.4 GW-Borsodviz Kozuzemi Szolgaltato Korlatolt Felelossegu Tarsasag (48.0)
                    1.20.1.5   Hansewasser Ver-und Entsorgungs GmbH (49.0)
                    1.20.1.6   Niederrheinische Gas- und Wasserwerke GmbH
                               (100.0)
                               -Gas- and water-works
                               1.20.1.6.1     Allgemeine Wohnungsverwaltungs-
                                              & Betreuungsgesellschaft Verwey
                                              GmbH (100.0)
                                              -provides property management
                                              services
                                      1.20.1.6.1.1    H+V Liegen-
                                                      schaftsverwaltungs-
                                                      und Beteiligungs-(75.0)
                               1.20.1.6.2 Barbara Tesche Grundbesitzver-waltungen Immobilien GmbH (100.0) -provides property management services
                               1.20.1.6.3     CHEVAK Cheb a.s (33.7)
                               1.20.1.6.4     Erdgasheiztechnik Planungsgesell-
                                              schaft fur haustechnische Anlagen
                                              mbH (100.0)
                                       7

                               1.20.1.6.5     Erdgasversorgung Schwalmtal
                                              GmbH (50.0)
                               1.20.1.6.6     Erdgaswarme Gesellschaft fur
                                              Heizungs- und Klimatechnik mbH
                                              (100.0)
                               1.20.1.6.7     Gasversorgung Hunxe GmbH (90.0)
                               1.20.1.6.8     Gerhard Lettmann GmbH (100.0)
                               1.20.1.6.9 KMS KRASLICKA MESTSKA SPOLECNOST s.r.o (50.0)
                               1.20.1.6.10    PVU Prignitzer Energie- und
                                              Wasserversorgungsunternehmen
                                              GmbH (50.0)
                               1.20.1.6.11    Stadtwerke Burg GmbH (49.0)
                               1.20.1.6.12    Stadtwerke Kalkar GmbH (49.0)
                               1.20.1.6.13    Stadtwerke Weissenfels GmbH
                                              (24.5)
                               1.20.1.6.14    Stadtwerke Wesel GmbH (20.0)
                               1.20.1.6.15    Stadtwerke Zeitz GmbH (24.5)
                               1.20.1.6.16    TEREA Cheb s.r.o. (50.0)
                               1.20.1.6.17    Wasserversorgung Voerde GmbH
                                              (50.0)
                    1.20.1.7   Vereinigte Gas-und Wasserversorgung GmbH  (100.0)
                               1.20.1.7.1     Gasversorgung Westfalica GmbH
                                              (100.0)
                                      1.20.1.7.1.1    Nahwarmeversorgung
                                                      Bad Oeynhausen GmbH
                                                      (26.0)
                                      1.20.1.7.1.2    Nahwarmeversorgung
                                                      Lohne GmbH (26.0)
                               1.20.1.7.2 Gas- und Wasserversorgung Hoxter GmbH (50.0)
                               1.20.1.7.3 Kreiswasserversorgung Hoxter GmbH (100.0)
                    1.20.1.8   AWS Abwassersysteme GmbH (100.0)
                    1.20.1.9   Haltern Quelle GmbH (100.0)
                    1.20.1.10 IMD Ingenieurburo fur Messtechnik und Dienstleistungen GmbH i. L. (100.0)
                    1.20.1.11 Ostmecklenburgische Gasversorgung Neubrandenburg GmbH (50.0) (also 50.0 owned by Isar-Amperwerke
                               AG)
                    1.20.1.12  VeWa Vereinigte Wasser GmbH (33.3)
                    1.20.1.13  Wasserbeschaffung Mittlere Ruhr GmbH (50.0)
                    1.20.1.14  Wasserversorgung Herne GmbH (50.0)
                    1.20.1.15  Wasserwerk Muhlgrund GmbH (50.0)
                    1.20.1.16  WGS Wasser-Gas-Service GmbH (100.0)
     1.21  E.ON Benelux B.V (100.0)
           -Holding company for E.ON Energie's energy-activities in the Netherlands
           1.21.1 E.ON Benelux Generation N.V. (100.0)- Dutch power generating company; generates, transfers, and trades in electric energy
                    1.21.1.1   BioMass Nederland b.v (100.0)

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

                    1.21.1.2   E.ON Benelux Energy B.V. (100.0)
                               -markets power generated by E.ON Benelux
                                Generation.
                    1.21.1.3   E.ON Benelux Services B.V.(100.0)
                               -offers energy related services, including
                                heating, water, steam, and compressed air.
                    1.21.1.4   EMUC b.v. (100.0)
                    1.21.1.5   EZH-SEON b.v. (100.0)
                    1.21.1.6   EZH-Systems (100.0)
                    1.21.1.7   Maasvlakte I b.v.  (100.0)
                    1.21.1.8   Maasvlakte II b.v. (100.0)
     1.22  E. ON Bohemia s.r.o. (100.0)
           -management company for E.ON Energie in the Czech Republic; buys and sells water; provides technical consulting and other services
     1.23  E.ON Energie Immobilien GmbH & Co. Alpha KG (100.0)
           -provides property managent services for property
           owned by E.ON  Energie
     1.24  E.ON Energie Immobilien GmbH & Co. Beta KG (100.0)
           -provides property managent services for property owned by E.ON
           Energie
     1.25  E.ON Energie Immobilien GmbH & Co. Gamma KG (100.0)
           -provides property managent services for property owned by E.ON
           Energie
     1.26  E.ON Energie 1.
           -holding company
     1.27  E.ON Energie 2.
           -holding company
     1.28  E.ON Energie 3.
           -holding company
     1.29  E.ON Energie 4.
           -holding company
     1.30  E.ON Energie 5.
           -holding company
     1.31  E.ON Energie 6.
           -holding company
     1.32  E.ON Energie 7.
           -holding company
     1.33  E.ON Energie 8.
           -holding company
     1.34 E.ON Energie Vermogensanlage Gesellschaft burgerlichen Rechts (90.0) (also 10.0 owned by Kernkraftwerk Stade GmbH)
           -manages and administers E.ON Energie's investment funds
     1.35  E.ON Energie Immobilien GmbH  (100.0)
           -provides property-management services for property owned by E.ON Energie
     1.36  E.ON Energy Projects GmbH (100.0)

           -develops and carries out international projects dealing with the energy-industry and trade; manages holdings
           1.36.1   E.ON Kraftwerke Ruhr International Power Development
                    GmbH (100.0)
                    1.36.1.1   Shuangli Waste (60.0)
                               -Coal Conversion Consulting Corporation Ltd.
     1.37  E.ON Facility Management GmbH (100.0)
           -renders property-management services for property owned
            by E.ON Energie
     1.38  E.ON Energiebeteiligungs GmbH (100.0)
           -acquires and retains holdings in energy-supply businesses
           1.38.1   GASAG Berliner Gaswerke Aktiengesellschaft (13.0)
                    (Thuga Aktiengesellschaft also owns 12.0.)
                    -Gas distribution
           1.38.2   swb AG (Stadtwerke Bremen Aktiengesellschaft) (22.5)
     1.39  E.ON Engineering GmbH (100.0)
           -provides consulting, engineering and planning services in connection with power-plant construction, particularly relating to environmental protection
     1.40  E.ON Hungaria Energetikai Reszvenytarsasag (100.0)
           -electricity supplier and gas distributor in Hungary; provides consulting services in executive management, estate-administration
           1.40.1 DKCE Debreceni Kobinalt Ciklusu Eromu Kft (90.0) (also 10.0 by Tiszantuli Aramszolgaltato Rt.)
           1.40.2   Del-dunantuli Aramszolgaltato Reszvenytarsasag (90.6)
                    1.40.2.1   DEL-WATT Kft (100.0)
           1.40.3   Elso Magyar Szeleromu Kft, Ungarn Kulcs (74.7)
           1.40.4   Eszak-dunantuli Aramszolgaltato Rt. (27.7)
           1.40.5   Kozepdunantuli Gazszolgaltato Reszvenytarsasag (31.2)
           1.40.6   Tiszantuli Aramszolgaltato Rt. (82.9)
                    1.40.6.1   Debreceni Eromu Kft (100.0)
                    1.40.6.2   DKCE Debreceni Kobinalt Ciklusu Eromu Kft
                               (10.0) (also 90.0 owned by E.ON Hungaria
                               Energetikai Reszvenytarsasag)
                    1.40.6.3   Nyiregyhazi Eromu Kft. (100.0)
                    1.40.6.4 TITASZ Halozatszerelesi Kft.- (50.0) (also 50.0 owned by Isar Amperwerke AG)
     1.41  E.ON Italia S.p.A. (100.0)
           -generates, acquires, transports, distributes, imports and exports, and sells electric energy
     1.42  E.ON Kernkraft GmbH (100.0)
           -constructs, acquires and operates nuclear power stations in Germany; has holdings in related businesses

           1.42.1 Deutsche Gesellschaft fur Wiederaufarbeitung von Kernbrennstoffen mbH (14.6) (also 21.8 owned by Norddeutsche

           Gesellschaft zur Beratung und Durchfuhrung von
           Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH))
           1.42.2   Gemeinschaftskernkraftwerk Grohnde GmbH (50.0)
           1.42.3 Gemeinschaftskernkraftwerk Isar 2 GmbH (40.0) (also 25.0 owned by Isar Amperwerke AG and 10.0 by OBAG AG)
           1.42.4   GfS Gesellschaft fur Simulatorschulung mbH (36.5)
           1.42.5   GNS Gesellschaft fur Nuklear-Service mbH (48.0)
           1.42.6 GZA Gesellschaft zur Zwischenlagerung schwach- und mittelradioaktiver Abfalle mbH (75.0) (also 25.0 owned by Isar-Amperwerke AG)
           1.42.7   Kernkraftwerk Brokdorf GbR (80.0)
           1.42.8   Kernkraftwerk Brokdorf GmbH (80.0)
           1.42.9   Kernkraftwerk Brunsbuttel GmbH (33.3)
           1.42.10  Kernkraftwerk Isar 1 GmbH (100.0)
           1.42.11  Kernkraftwerke Isar VerwaltungsGmbH (100.0)
           1.42.12  Kernkraftwerk Krummel GmbH (50.0)
           1.42.13  Kernkraftwerke Lippe - Ems GmbH (12.5)
           1.42.14  Kernkraftwerk RWE-Bayernwerk GmbH (25.0)
           1.42.15  Kernkraftwerk Stade GbR (66.7)
           1.42.16  Kernkraftwerk Stade GmbH (66.7)
                    1.42.16.1 E.ON Energie Vermogensanlage (10.0) (also 90.0 owned by E.ON Energie AG)
           1.42.17  Kraftwerks-Simulator-Gesellschaft mbH (36.5)
           1.42.18  Nord GbR (88.6)
           1.42.19 Norddeutsche Gesellschaft zur Beratung und Durchfuhrung von Entsorgungsaufgaben bei Kernkraftwerken mbH (Nord GmbH) (88.6)
                    1.42.19.1  Deutsche Gesellschaft fur Wiederaufarbeitung
                               von Kernbrennstoffen mbH (21.8) (also 14.6 owned by E.ON Kernkraft GmbH)
           1.42.20  Urangesellschaft mbH (10.3)
           1.42.21  Uranit GmbH (50.0)
     1.43  E.ON Kraftwerke GmbH (97.2)
           -operates hard coal and lignite-fired power plants as well as gas and oil-fired facilities; constructs, acquires and
           operates energy supply and waste-burning plants; sells energy generated in the Ruhr-area
           1.43.1   AVG Abfall-Verwertungs-Gesellschaft mbH (80.0)
                    1.43.1.1   GAREG Umwelt-Logistik GmbH (52.9)
           1.43.2   BauMineral GmbH Herten (51.0)
                    1.43.2.1   Asikos Strahlmittel GmbH (50.0)
                    1.43.2.2   BauMix Baustoffe GmbH (51.0)
                    1.43.2.3 Sitrans Speditions- und Transportgesellschaft mbH (100.0)
                    1.43.2.4 Sitrans Speditions- und Transportgesellschaft mbH Erfurt (100.0)

           1.43.3   Bayernwerk Wasserkraft GbR (10.9) (also 61.5 owned by
                    E.ON Energie AG; 18.7 owned by OBAG AG)
           1.43.4   BPR Energie Geschaftsbesorgung GmbH (30.0) (E.ON
                    Energie owns 35.0)
           1.43.5   Braunschweigische Kohlen-Bergwerke AG (99.9) - Engages
                    in lignite-based energy generation.
                    1.43.5.1   AVACON Beteiligungsgesellschaft mbH
                               (10.0) (E.ON Energie AG owns 83.3)
                               -Holding company for businesses in the energy-branch
                    1.43.5.2   BEV Braunschweiger Entsorger Verbund GmbH  (90.0)
                    1.43.5.3   Entsorgungszentrum Salzgitter GmbH (50.0)
                    1.43.5.4 HBV Helmstedter Vermogensverwaltungs GmbH (100.0) -currently inactive
                    1.43.5.5   Invitel GmbH (100.0)
                    1.43.5.6 Norddeutsche Gesellschaft zur Ablagerung von Mineralstoffen mbH (51.0)
                    1.43.5.7 Ruhr-Schwefelsaure GmbH (40.0) (VEBA Oil Refining & Petrochemical GmbH also owns 40.0) -processes/utilizes sediments resulting from
                               smoke   gas desulphurization-process at
                               power-stations
                    1.43.5.8   Terrakomp GmbH (100.0)
                    1.43.5.9   Wohnungbaugesellschaft niedersachsischer
                               Braunkohlewerke mbH (98.0)
           1.43.6   E.ON Anlagenservice GmbH (75.0)
                    -provides maintenance services for E.ON Kraftwerke facilities
           1.43.7   E.ON Fernwarme GmbH (100.0)
                    -provides district heating
                    1.43.7.1   VEW-VKR Fernwarmeleitung Shamrock-Bochum
                               GbR (55.1)
                    1.43.7.2   Fernwarmeversorgung Herne GmbH (50.0)
           1.43.8   EUT Grundstucksverwaltungsgesellschaft mbH (50.0)
                    -provides property management services
           1.43.9 E.ON Wasserkraft GmbH (10.9) (also 61.5 owned by E.ON Energie AG; 18.7 owned by OBAG AG)
           1.43.10  GbR "Vereinigung der Gesellschafter der BauMineral
                    GmbH" (51.0) (also 49.0 owned by Stinnes
                    Aktiengesellschaft) -holding company created for purpose of bundling shares in BauMineral (a company which treats and utilizes sediments/residues resulting from the operation of power-stations)
           1.43.11  Gemeinschaftskraftwerk Kiel GmbH (50.0)
           1.43.12  Gesellschaft fur Energiebeteiligung mbH (Essen) (24.1)
                    (also 26.2 owned by E.ON AG)

           1.43.13 Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH (10.0) (also 90.0 owned by E.ON Energie AG)
           1.43.14  Gipswerk Scholven GmbH (100.0)
           1.43.15  HKWG Heizkraftwerk Gluckstadt GmbH (50.0)
           1.43.16  HTV Gesellschaft fur Hochtemperaturverbrennung mbH (50.0)
           1.43.17  KNG Kraftwerks- und Netzgesellschaft mbH (45.7)
           1.43.18  Kraftwerk Buer Betriebsgesellschaft mbH (50.0)
           1.43.19  Kraftwerk Buer GbR (50.0)
           1.43.20  Kraftwerk EV 3 I/S (50.0)
           1.43.21  Kraftwerk Mehrum GmbH (50.0)
           1.43.22  Kraftwerk Kassel GbR (60.0)
           1.43.23  Kraftwerk Kassel Verwaltungsgesellschaft mbH (60.0)
           1.43.24  Kraftwerk Schkopau Betriebsgesellschaft mbH (55.6)
           1.43.25  Kraftwerk Schkopau GbR (58.1)
                    -engages in lignite-based energy generation
           1.43.26  Mullverwertung Borsigstrasse GmbH (20.0)
           1.43.27  Mullverbrennungsanlage Stapelfeld GmbH (100.0)
           1.43.28  ReCon Projektentwicklungs - und Beteiligungsgesellschaft
                    mbH (100.0)
                    -develops environmental-, waste water-, disposal-,
                    and other projects; has holdings in related companies
                    1.43.28.1 GAW Gesellschaft fur Abwasserwirtschaft mbH (87.5) (also 12.5 owned by OEG Ostbayerische Entsorgungsgesellschaft GmbH)
                    1.43.28.2  GEO Gesellschaft fur Entsorgung in Oberbayern
                               mbH (100.0)
                    1.43.28.3 OEG Ostbayerische Entsorgungsgesellschaft GmbH (100.0)
                               1.43.28.3.1    Deponienachsorgegesellschaft mbH
                                              (51.0)
                               1.43.28.3.2    GAW Gesellschaft fur
                                              Abwasserwirtschaft mbH (12.5)
                                              (also 87.5 owned by ReCon
                                              Projektentwicklungs - und
                                              Beteiligungsgesellschaft mbH)
                               1.43.28.3.3    MSB Mullkraftwerk Schwandorf
                                              Betriebsgesellschaft mbH (24.0)
                                              (also 51.0 owned by E.ON Energie
                                              AG)
                               1.43.28.3.4 ReTro Schwandorf, Gesellschaft zur Trocknung von Schlammen mbH,
                                              Schwandorf (100.0)
                    1.43.28.4  Slovakia Ekospol sro (51.0)
                    1.43.28.5  TEAG Entsorgung GmbH (100.0)
           1.43.29  SAVA Sonderabfallverbrennungsanlagen GmbH (33.3)
           1.43.30  Stadtische Werke Magdeburg GmbH (29.0)
           1.43.31  WEWATEC GmbH Wertstofftechnik Wackersdorf (74.6)
           1.43.32  Vereinigung der Gesellschafter der AVG GbR (80.0)
           1.43.33  Volkswagen AG PreussenElektra AG (95.0)
     1.44  E.ON Netz GmbH (100.0) -

           -operates a transmission grid for E.ON Energie throughout Germany
     1.45  E.ON Polska (100.0)
           -constructs and acquires plants for power production and transmission; sells electricity
     1.46  E.ON Scandinavia Aktiebolag (100.0)
           -constructs, acquires and operates energy-plants; sells energy
           1.46.1   Baltic Cable AB (66.6)
           1.46.2   Graninge Aktiebolag (13.3) - Swedish utility
           1.46.3   Sydkraft AB (60.7)
     1.47  E.ON Trading GmbH (100.0)
           -trades energy (acquiring and selling electricity, gas, oil and coal, energy-derivatives and energy-related finance-derivatives)
     1.48  E.ON Vertrieb GmbH (100.0) - Electricity distribution.
           -markets and sells energy and performs related services
           1.48.1   Pfleiderer Energietechnik Verwaltungs - GmbH (74.8)
     1.49 E.ON Wasserkraft GmbH (61.5) (also 18.7 owned by OBAG AG; 10.9 owned by E.ON Kraftwerke GmbH) -operates hydroelectric power plants; provides water-supply and waste-water disposal services
           1.49.1   Osterreichisch-Bayerische Kraftwerke AG (50.0)
     1.50  EBO Czech Investments Limited (100.0)
           -holds shares of Severomoravska Energetika a.s.
     1.51  Electra Italia S.p.A.(50.1)
           -generates, sells, transports, and distributes electricity in Italy
     1.52 Energie-Aktiengesellschaft Mitteldeutschland EAM (46.0) -constructs, acquires and operates plants used for the production, transportation and distribution of electricity
     1.53  EuroBayernwerk GmbH (100.0)
           -engaged in development of European projects
     1.54  EWE Aktiengesellschaft (27.4)
           -constructs, acquires and operates energy-supply plants/systems
     1.55  EZH Elektra (100.0)
           -sells and distributes energy and related goods
     1.56  FGS beta 4 Aktiengesellschaft (100.0)
           -dormant company
     1.57 Frankfurter Gesellschaft fur Finanzwerte mbH (10.0) -special-purpose finance subsidiary
     1.58 GEDOS-Ges. der Energiewirtschaft fur Daten- & Organisationsservice mbH (51.0) (also 12.3 owned by OBAG AG; 12.3 owned by EVO Energieversorgung Oberfranken AG; 12.3 owned by TEAG Thuringer Energie AG; 12.3 owned by Uberlandwerk Unterfranken AG)
           -provides data processing services
           1.58.1   GEDOS Hungaria Kft. (100.0)
     1.59 Gesellschaft fur Energiebeteiligung in Frankfurt / O. mbH (90.0) (also 10.0 owned by E.ON Kraftwerke GmbH)
           -holds shares of e.dis Energie Nord AG

     1.60  Grosskraftwerk Franken AG (98.4)
           -generates and supplies energy, produces and trades in equipment used for generating, disposing of or utilizing energy (all types)
     1.61  BIM Immobilien Franken GmbH & Co. KG (100.0)
     1.62  Hibernia Gamma Beteiligungsgesellschaft mbH (35.5) (also 32.3 owned by Isar-Amperwerke AG; 16.1 owned by EVO
           Energieversorgung Oberfranken AG; 16.1 owned by OBAG AG)
           -acquires and manages holdings amounting to a minimum of 10%
           of the Commerzbank Europe (Ireland) Unlimited Dublin's common stock capital
     1.63  Internationale Schule Hannover Region GmbH (35.7)
           -English-language school for children of international
           employees of E.ON Energie AG and other companies in the
           Hannover region
     1.64  Isarwerke GmbH (94.3)
           -supplies energy; manages holdings in IAW AG; operates thermoelectric power systems and hydroelectric power plants
           1.64.1 Isar-Amperwerke AG (80.8) (also 10.9 owned by RL & BIG Beteiligungsverwaltung beschrankt haftende OHG)
                    -conducts all activities relating to supply and disposal
                     services
                    1.64.1.1 Ostmecklenburgische Gasversorgung Neubrandenburg GmbH (50.0) (also 50.0 owned by Gelsenwasser AG)
                    1.64.1.2   BI Industriebesitz und Beteiligungen
                               Bayernwerk AG & Co. OHG (25.1) (also 71.0
                               owned by E.ON Energie AG)
                    1.64.1.3   Dekonta Gebaude- und Industriedienste GmbH
                               (100.0)
                    1.64.1.4 ENSECO GmbH (73.4) (also 10.0 owned by TEAG Thuringer Energie AG; 10.0 owned by EVO Energieversorgung Oberfranken AG)
                               1.64.1.4.1     EBIT-Tele-Services GmbH (100.0)
                               1.64.1.4.2     IPR Industrie-Produkte Ruhla GmbH
                                              (80.0)
                               1.64.1.4.3     ZSG-Hungaria Kft. (90.0)
                    1.64.1.5 Erdgas Sudbayern GmbH (25.0) (also 25.0 owned by Thuga Aktiengesellschaft)
                    1.64.1.6   FITAS Verwaltung GmbH & Co. Vermietungs-KG
                               (0.1) (E.ON AG also has a 99.9% interest)
                               -manages properties/buildings used to operate
                                E.ON Energie AG's businesses
                    1.64.1.7   Gasversorgung Neubrandenburg GmbH (24.5) (also
                               24.5 owned by Gelsenwasser AG)
                    1.64.1.8 Gemeinschaftskernkraftwerk Isar 2 GmbH (25.0) (also 40.0 owned by E.ON Kernkraft GmbH; 10.0 owned by OBAG AG)
                    1.64.1.9 GZA Gesellschaft zur Zwischenlagerung schwach-und mittelradioaktiver Abfalle mbH (25.0)
                               (also 75.0 owned by E.ON Kernkraft GmbH)

                    1.64.1.10 Hibernia Gamma Beteiligungsgesellschaft mbH (32.3) (also 35.5 owned by E.ON Energie AG;
                               16.1 owned by Energieversorgung Oberfranken
                               AG; 16.1 owned by OBAG AG)
                    1.64.1.11  IAW-Elektro-Anlagenbau GmbH (100.0)
                    1.64.1.12  Isam-Immobilien-GmbH (100.0)
                               -provides property-management services for the
                                operation of E.ON Energie's businesses
                               1.64.1.12.1    FITAS Verwaltung GmbH & Co.
                                              REGIUM-Objekte KG (99.0)
                                              -holds real estate belonging
                                               to E.ON Energie AG
                               1.64.1.12.2    FITAS Verwaltung GmbH & Co.
                                              Vermietungs-KG (99.0)
                                              -holds real estate belonging
                                               to E.ON Energie AG
                               1.64.1.12.3    FITAS Verwaltung GmbH & Co.
                                              Dritte Vermietungs-KG (90%)
                                              -holds real estate belonging
                                               to E.ON Energie AG
                    1.64.1.13 Isar-Amperwerke-Gesellschaft fur stadtische Energieversorgung mbH (100.0)
                    1.64.1.14  Josef Stanglmeier Bauunternehmung GmbH & Co.
                               KG (95.6)
                               1.64.1.14.1    STAM Josef Stanglmeier GmbH
                                              Asphalt-Mischwerk (100.0)
                               1.64.1.14.2    STAWA Universal-Bau GmbH (100.0)
                    1.64.1.15 Josef Stanglmeier-Beteiligungsgesellschaft mbH (100.0)
                               1.64.1.15.1    Heinz Reischl GmbH i.L. (100.0)
                    1.64.1.16  LIC Langmatz GmbH (100.0)
                    1.64.1.17  SEG Energieanlagen GmbH (100.0)
                               1.64.1.17.1    EKS-Service Kft. (70.0)
                               1.64.1.17.2    SEG LiPro Energietechnik GmbH
                                              (100.0)
                               1.64.1.17.3    SEG Rohrbau GmbH (100.0)
                               1.64.1.17.4 SEG Starkstrom Energieanlagenbau Ges.m.b.H (100.0)
                    1.64.1.18  Stromversorgung Ruhpolding GmbH (100.0)
                               1.64.1.18.1   Rauschbergbahn GmbH (77.4)
                    1.64.1.19  TITASZ Halozatszerelesi Kft. (50.0) (also
                               50.0 owned by Tiszantuli Aramszolgaltato Rt.)
                    1.64.1.20  UET GmbH (25.0) (also 75.0 owned by E.ON
                               Energie AG)
                    1.64.1.21  Westmontage Kabel und Netzwerk GmbH (80.0)
                    1.64.1.22  WSG Warmeversorgung Sudbayern GmbH (100.0)
     1.65  Jihoceska energetika a.s. (JCE) (13.3)

           -supplies electricity to Sud-Bohmen
     1.66  Jihoceska plynarenska a.s. (JCP) (12.9)
           -gas supplier for Sud-Bohmen
     1.67  Jihomoravska energetika a.s. (JME) (18.9)
           -supplies electricity to the Sud-Mahren region of Germany
     1.68  Jihomoravska plynarenska a.s. (JMP) (35.9)
           -supplies gas to the Sud-Mahren region of Germany
     1.69  Lausitzer Braunkohle Aktiengesellschaft (LAUBAG) (60.0)
           -locates, extracts and processes brown coal (lignite)
     1.70  Latvijas Gaze(17.1)
           -supplies gas to the Republic of Latvia
     1.71  Mercateo.com AG (75.3)
           -created and operates an internet-based marketplace for energy-trading and related businesses; all shareholders are utilities
     1.72 MESKAL Grundstucks-Verwaltungsgesellschaft mbH & Co. OHG (100.0) -acquires, rents out, leases and manages property, constructs and manages property (all types); tax-driven investment
     1.73  MFG Flughafen-Grundstucksverwaltungsgesellschaft mbH & Co.
           Gamma OHG (90.0)
           -acquires, rents and manages property; constructs and manages buildings (all types); tax-driven investment
     1.74  MSB Mullkraftwerk Schwandorf Betriebsgesellschaft mbH (51.0)
           (also 24.0 owned by OEG Ostbayerische Entsorgungsgesellschaft GmbH) -manages and maintains the waste-power plant in Schwandorf (Germany)
     1.75  Niedersachsische Energie- Agentur GmbH (25.0) (also 25.0 owned by E.ON AG)
           -offers energy-related services, including consulting-services
     1.78  Oneline AG (55.0)
           -develops and sells/markets technology and services,
           particularly telecommunications, data-, and value-added
           services
     1.79  PESAG Aktiengesellschaft (54.7) - Electricity supplier.
           -provides services in the areas of energy-supply,
           disposal, and  telecommunications
           1.79.1   Abfallwirtschaftsgesellschaft Hoxter mbH (49.0)
           1.79.2   Entsorgungswirtschaft Hoxter GmbH (100.0)
           1.79.3   Kraftverkehrsgesellschaft Paderborn mbH (100.0)
     1.80  PfE Prufungsgesellschaft fur Energieversorgungsunternehmen
           mbH (50.0) (also 28.6 owned by e.dis Energie Nord; 14.3
           owned by AVACON AG)
           -real estate services
     1.81  Piesteritzer Siedlungsges. mbH & Co. Bewirtschaftungs-KG
           (90.1)
           -provides property-management services
     1.82  Piesteritzer Siedlungsgesellschaft mbH (90.0)
           -holds and manages apartments for E.ON Energie AG employees
     1.83  Polenergia (33.3)

           -involved in electricity-trade in Poland
     1.84  PreussenElektra Energie GmbH & Co. KG (100.0)
           -constructs, acquires and operates energy-generation-plants
     1.85 PreussenElektra Netzbetriebe Nord GmbH & Co. KG (100.0) -constructs, acquires and operates systems to supply energy, including a high-voltage-transmission system
     1.86  PREVAG Provinzialsachsische Energie-Versorgungs-GmbH
           (25.0) (also 25.0 owned by CONTIGAS Deutsche
           Energie-Aktiengesellschaft)
           -constructs and operates electricity-generation and -distribution plants
     1.87  RAG-Beteiligungsgesellschaft-AG (40.0)
           -acquires and manages holdings in RAG AG
     1.88  Rhein-Main-Donau AG (77.5)
           -constructs and operates hydro-electric power plants; involved in expansion of the navigable waterway
           Main/Donau; creates shipping-junctions
           1.88.1   Donau-Wasserkraft AG (99.3)
           1.88.2   Mainkraftwerk Schweinfurt GmbH (75.0)
           1.88.3   Mittlere Donau Kraftwerke  AG (60.0)
           1.88.4   Obere Donau Kraftwerke AG (60.0)
           1.88.5   RMD Wasserstrassen GmbH (100.0)
           1.88.6   RMD-Consult GmbH Wasserkraft und Wasserbau
                    (100.0)
     1.89  RuhrEnergie GmbH, EVR (100.0)
           -sells/markets energy from the PE power plants/stations
     1.90  RWE Energie AG - Bayernwerk AG Beteiligungsverwaltung
           OHG (50.0)
           -manages holdings in Isarmwerke GmbH and VEW-Inhaber stock
     1.91  SCHLESWAG Aktiengesellschaft (65.3)
           -generates, procures and supplies energy (electricity, gas and heating); constructs and operates water-supply-plants and waste-water disposal plants
           1.91.1 Elektrizitatswerk Reinbek-Wentorf GmbH (17.5) (also 21.5 owned by Thuga Aktiengesellschaft)
           1.91.2   Energieerzeugungswerke Helgoland GmbH (100.0)
           1.91.3   Holsteiner Wasser GmbH (50.0)
           1.91.4   NORD-direkt GmbH (100.0)
                    1.91.4.1   SCHLESWAG Abwasser GmbH (100.0)
           1.91.5   Service Plus Entsorgung + Umwelt GmbH (100.0)
                    1.91.5.1 SCHLESWAG Recycling GmbH (100.0)
           1.91.6   S-NET Telekommunikations GmbH (100.0)
                    -markets transmission-capacity of the
                     intra-company data-transmission-network
           1.91.7   Stadtwerke Geesthacht GmbH (24.9)
           1.91.8   Stromversorgung Ahrensburg GmbH (100.0)
           1.91.9   Versorgungsbetriebe Helgoland GmbH (90.0)
           1.91.10  Windenergiepark Westkuste GmbH (80.0)
     1.92  Severomoravska Energetika a.s. (SME) (29.3)
           -supplies electricity to Nord-Mahren
     1.93  Solar-Wasserstoff-Bayern GbR (100.0)

           -holding company/ special-purpose entity
     1.94  Solar-Wasserstoff-Bayern GmbH (100.0)
           -active in area of solar-hydrogen-energy and related areas; plans, constructs and operates plants
     1.95  SPITI Grundstucks-Verwaltungsgesellschaft mbH & Co. Delta
           OHG (100.0)
           -acquires, rents out, manages properties; constructs and manages buildings; tax-driven
     1.96  STEAG -RWE Energie AG- Bayernwerk AG Warmeerzeugung
           Zwickau oHG (20.0)
           -supplies heat to the municipal utility of Zwickau
     1.97 SULPUR Grundstucks-Vermietungsgesellschaft mbH & Co. Objekt Heizkraftwerk Jena-Sud OHG (50.0) (also 50.0 owned by EVO Energieversorgung Oberfranken AG) -operates a demand-controlled heating power plant; acquires, constructs and rents property, buildings, and plants of all types
     1.98 Synergis GmbH Information Services fur die Energiewirtschaft (39.0) (also 10.0 owned by AVACON AG) - IT provider for companies in the energy industry; provides services in the areas of information-technology and business consulting
     1.99  Tarius Grundstucks-Verwaltungsgesellschaft  mbH & Co.
           OHG (100.0)
           -acquires and manages properties; constructs buildings;
           tax-driven
     1.100 TEAG Beteiligungs-GmbH (60.0)
           -acquired and manages holdings in TEAG Thurigen Energie AG
     1.101 TEAG Thuringer Energie AG (74.9)
           -generates, purchases, distributes and delivers electricity and water
           1.101.1  Energie- und Medienversorgung Schwarza
                    GmbH (74.0)
           1.101.2  Energiegesellschaft Bleicherode mbH (74.9)
           1.101.3 ENSECO GmbH (10.0) (also 73.4 owned by Isar-Amperwerke AG; 10.0 owned by EVO Energieversorgung Oberfranken AG)
           1.101.4 Falcon Seaboard-TEAG Energie Verwaltungsgesell-schaft mbH (100.0)
           1.101.5  GEDOS-Ges. der Energiewirtschaft fur Daten-
                    & Organisationsservice mbH (12.3)
                    (also 51.0 owned by E.ON Energie AG; 12.3 owned by OBAG AG; 12.3 owned by EVO Energieversorgung Oberfranken AG; 12.3 owned by Uberlandwerk Unterfranken AG)
     1.102 Thuga Aktiengesellschaft (56.5)
           -Holding company for electric and gas municipal companies; involved in gas-supply; activities include acquiring holdings in similar businesses
           1.102.1  Badische Gas (76.9) - und Elektrizitatsversorgung
                    AG
           1.102.2  Co.Gas S.p.A. (49.0)
           1.102.3  Deutsche Erdgashandels GmbH & Co. KG (3.9)
           1.102.4  Deutsche Erdgashandels-Verwaltungs-GmbH (32.3)
           1.102.5  egm Erdgas Mitteldeutschland GmbH (26.0)
           1.102.6  Elektrizitatswerk Reinbek-Wentorf GmbH (21.5)
                    (also 17.5 owned by SCHLESWAG Aktiengesellschaft)

           1.102.7  Energieversorgung Lohr-Karlstadt und
                    Umgebung GmbH (37.0)
           1.102.8  Energieversorgung Oberbaden GmbH (33.2)
           1.102.9  Energieversorgung Selb-Marktredwitz GmbH (30.0)
           1.102.10 Energieversorgung Sylt GmbH (49.0)
           1.102.11 Erdgas Mittelsachsen GmbH (24.5)
           1.102.12 Erdgas Plauen GmbH (49.0)
           1.102.13 Erdgas Schwaben GmbH (48.0)
           1.102.14 Erdgas Sudbayern GmbH (25.0) (also 25.0 owned
                    by Isar- Amperwerke AG)
           1.102.15 Erdgas Sudsachsen GmbH (49.0)
           1.102.16 EVS-Gasversorgung Sud GmbH (28.0)
           1.102.17 Frankengas GmbH (10.0) (also 10.0 owned by
                    EVO Energieversorgung Oberfranken AG)
           1.102.18 Frankische Gas-Lieferungs-Gesellschaft
                    mbH (35.0) (also 65.0 owned by EVO
                    Energieversorgung Oberfranken AG)
           1.102.19 Freiberger Erdgas GmbH (49.0)
           1.102.20 Freiburger Energie- und Wasserversorgungs-AG
                    (35.9)
           1.102.21 FSG-Holding GmbH (10.0) (also 35.0 owned by Thuga- Konsortium Beteiligungs GmbH)
           1.102.22 GASAG Berliner Gaswerke Aktiengesellschaft (12.0) (E.ON Energiebeteiligungs GmbH also has a 13.0 interest)
           1.102.23 Gasanstalt Kaiserslautern AG (42.2)
           1.102.24 Gasbetriebe GmbH (100.0)
                    1.102.24.1 Badenwerk Gas GmbH (28.0)
                    1.102.24.2 Gasfernversorgung Mittelbaden
                               GmbH (27.4)
           1.102.25 Gas- und Elektrizitatswerke Wilhelmshaven
                    GmbH (33.3)
           1.102.26 Gasstadtwerke Zerbst GmbH (24.5)
           1.102.27 Gasversorgung Pforzheim Land GmbH (31.0)
           1.102.28 Gasversorgung Unterfranken GmbH (30.6) (also
                    19.4 owned by Uberlandwerk Unterfranken AG)
           1.102.29 Gaswerksverband Rheingau AG (49.0)
           1.102.30 Gemeindewerke Hassloch GmbH (25.1)
           1.102.31 Harz Energie GmbH (36.6)
           1.102.32 Heizkraftwerk Pforzheim GmbH (10.0)
           1.102.33 HEIN GAS Hamburger Gaswerke GmbH (28.1)
           1.102.34 Licht-, Kraft- und Wasserwerke Kitzingen GmbH
                    (40.0)
           1.102.35 Mainova Aktiengesellschaft (24.3)
           1.102.36 Munchen-Kolner Assekuranz
                    Versicherungsmaklergesellschaft mit beschrankter
                    Haftung (100.0)
           1.102.37 N-ERGIE AG (39.8)
           1.102.38 rhenag Rheinische Energie Aktiengesellschaft
                    (41.3)
           1.102.39 SYNECO Verwaltungs GmbH (51.0)
           1.102.40 Stadtwerke Ansbach GmbH (40.0)
           1.102.41 Stadtwerke Aue GmbH (24.5)
           1.102.42 Stadtwerke Chemnitz AG (15.0)

           1.102.43 Stadtwerke Frankenthal GmbH (10.0)
           1.102.44 Stadtwerke Germersheim GmbH (25.1)
           1.102.45 Stadtwerke Halberstadt GmbH (20.0)
           1.102.46 Stadtwerke Hannover AG (12.0)
           1.102.47 Stadtwerke Homburg GmbH (24.9)
           1.102.48 Stadtwerke Lindenberg GmbH (40.0)
           1.102.49 Stadtwerke Meerane GmbH (24.5)
           1.102.50 Stadtwerke Reichenbach/Vogtl. GmbH (24.5)
           1.102.51 Stadtwerke Stade GmbH (20.0)
           1.102.52 Stadtwerke Zweibrucken GmbH (25.1)
           1.102.53 SYNECO GmbH & Co. KG (13.0)
           1.102.54 Thuga-Erdgas-Service GmbH (100.0)
           1.102.55 Thuga-Konsortium Beteiligungs GmbH (63.6)
                    (also 12.1 owned by AVACON AG)
                    1.102.55.1 FSG-Holding GmbH (35.0) (also 10.0
                               owned by Thuga Aktiengesellschaft)
           1.102.56   Wurt. Elektrizitats- GmbH & Co. KG (100.0)
                    1.102.56.1 Uberlandwerk Unterfranken AG (34.0)
                               (also 53.2 owned by E.ON Energie AG)
                    1.102.56.2 Wurt. Elektrizitats-Beteiligungs-
                               GmbH (100.0)
           1.102.57 Zwickauer Energieversorgung GmbH (23.0)
     1.103 Uberlandwerk Leinetal GmbH (48.0)
           -supplies the city of Gronau and the Alfeld area with electronic work and other services
     1.104 Uberlandwerk Unterfranken AG (53.2) (also 34.0 owned by Wurt. Elektrizitats- GmbH & Co. KG)
           -generates and distributes energy
           1.104.1  Blockheizkraftwerk Hammelburg GmbH (100.0)
           1.104.2  Energieversorgung Gemunden GmbH (100.0)
           1.104.3  EVA Energieversorgung Alzenau GmbH (69.0)
           1.104.4  Gasversorgung Unterfranken GmbH (19.4)
                    (also 30.6 owned by Thuga Aktiengesellschaft)
           1.104.5 GEDOS-Ges. der Energiewirtschaft fur Daten- & Organisationsservice mbH (12.3) (also 51.0 owned by E.ON Energie AG; also 12.3 owned
                    by OBAG AG; 12.3 owned by EVO Energieversorgung Oberfranken AG; 12.3 owned by TEAG Thuringer Energie AG)
           1.104.6  Nurnberger Strasse 57 Grundstucks-
                    Verwaltungs-GmbH (100.0)
           1.104.7  SULPUR Grundstucks-Vermietungsgesellschaft
                    mbH & Co. Objekt Erfurt KG (27.5) (also 66.5
                    owned by EVO Energieversorgung Oberfranken AG)
           1.104.8  UWU Mediendienste GmbH (100.0)
                    1.104.8.1  Sporl GmbH & Co Breitbandkabel
                               KG (100.0)
                    1.104.8.2  Sporl Verwaltungs-GmbH (100.0)
     1.105 UET GmbH (75.0) (also 25.0 owned by Isar-Amperwerke AG) -provides management consulting services in strategy, infrastructure and
                                       21
           project management, organization, marketing and sales (particularly in the areas of environmental, energy-and disposal-technology)
     1.106 Untere Iller AG  (60.0)
           -utilizes hydro-power from the Iller river to produce electricity; other energy-supply
     1.107 VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH (50.0) (E.ON AG also has a 50.0 interest)
     1.108 Viking Cable A/S (50.0)
           -engaged in construction of high voltage direct current transmission cable between Norway and Germany
     1.109 VR Telecommunications GmbH & Co. (21.2) (E.ON Telecom GmbH also owns 29.0%)
           -holds shares in German telecommunications companies
     1.110 Watt AG (24.5)
           -Swiss utility/holding company
     1.111 Zapadoceska energetika a.s. (ZCE) (36.9)
           -supplies electricity to West-Bohmen
     1.112 Zentrum fur energetische Perspektiven Aktiengesellschaft
           (15.0)
           -provides consulting services to Russian authorities on matters involving the electricity-industry

TELECOMMUNICATIONS

E.ON AG

1.   E.ON Telecom GmbH (100.0) Holding company for E.ON's
     telecommunications business.
     1.1.  VEBA Telecom Beteiligungs-GmbH (100.0)
           -manages own investments/assets, particularly holdings in the area of telecommunications
     1.2.  VEBA Telecom Verwaltungsgesellschaft mbH (100.0)
           -manages own investments/assets, particularly holdings in
           the area of telecommunications
     1.3.  VR Telecommunications Geschaftsfuhrungs-GmbH (51.2)
           -manages and acts as executive, personally liable shareholder for VR Telecommunications GmbH & Co.
     1.4.  VR Telecommunications GmbH & Co. (29.0) (21.2 also owned by
           E.ON Energie)  A German telecommunications company
           -holds shares in German telecommunications companies
     1.5.  VR Telecommunications Holding GmbH (50.0)
           -manages holdings in other companies and conducts related activities
     1.6. BOUYGUES TELECOM S.A(17.5) - A French mobile telecommunications network operator.
           -created and operates a digital wireless-network in France, including all multimedia- and information-systems and necessary software
2.   VIAG Telecom Beteiligungs GmbH (100.0)  - German holding company
     -provides domestic and international telecommunications-services in
      Germany
     2.1.  RHI Telekom Ges.m.b.H(100.0)
           -telecommunications
     2.2.  VIAG INTERKOM GmbH & Co  (45.0)
           2.2.1.   Bayernwerk Netkom GmbH (100.0)
3.   VIAG Connect Ges. fur Telekommunikation Ges.m.b.H.(100.0)
     3.1. Connect Austria Gesellschaft fur Telekommunikation Ges.m.b.H.(50.1) -develops, produces and sells a broad range of telecommunications-services in Austria; operates and markets a private digital wireless-network in Austria, and conducts related activities
           3.1.1.   VIAG Connect Beteiligungs Ges.m.b.H.(100.0)
4.   VEBA Telecom Management GmbH (100.0)
     -provides services related to developing E.ON AG's telecommunications-
      business
5.   VIAG Telecom AG (100.0)
     -has holdings in and procures business for telecommunications-service companies
6.   E.ON Energie AG
     6.1. VR Telecommunications GmbH & Co. (21.2) (also 29.0 owned by E.ON Telecom GmbH)

OTHER

E.ON AG

1.   CCA Holding, Inc (100.0)
     1.1.  CC Metals & Alloys Inc. (100.0)
     1.2. VFS, L.L.C. (60.0) (VAW aluminum AG holds a 20.0 % interest, and Degussa AG holds a 20.0% interest.)
           -special-purpose finance subsidiary/1
2.   Chemie-Verwaltungs-AG (100.0)
     -acquires and manages holdings in, and grants loans to, chemical companies, particularly those of Huls AG
3.   E.ON INTERNATIONAL FINANCE B.V. (100.0)
     -special-purpose finance company; provides and loans and procures funds, including bonds, promissory notes and other securities or evidence of indebtedness; enters into agreements regarding same/2
4. E.ON North America, Inc. (66.9) (VEBA Electronics US Holding GmbH holds a 33.1% interest.)
     -special-purpose finance company; representative of in capital market and investor community in New York; contact for PricewaterhouseCoopers, E.ON group auditor/3
     4.1.  FIDELIA Corporation (100.0)
           -special-purpose finance subsidiary (tax-driven)/4
     4.2.  VEBA Electronics LLC (100.0)
           -special-purpose finance subsidiary (tax-driven)/5
     4.3.  Viterra Energy Services, Inc. (100.0)
           -provides water-metering services in California/6
           4.3.1.   Aquameter, Inc. (100.0)
           4.3.2.   Californian Edison Inc. (100.0)
           4.3.3.   American Energy Billing Services Inc. (100.)
           4.3.4.   DBK Inc. (100.0)
           4.3.5.   Utiliread Inc. (100.)
5.   E.ON Funfte Verwaltungs-Gesellschaft mbH (100.0)
     -inactive
6.   E.ON Risk Consulting GmbH (100.0)
     -insurance-broker, especially for the energy-industry; provides insurance services to all E.ON subsidiaries and their employees/7

----------
1/ The Commission has permitted holding companies to hold interests in companies formed to faciliatate financing transactions. See, e.g., Exelon Corporation, Holding Co. Act Release No. 27256 (October 19, 2000).
2/   See Exelon, supra, note 1.
3/   See Exelon, supra, note 1.
4/   See Exelon, supra, note 1.
5/   See Exelon, supra, note 1.
6/ The Commission has authorized holding companies to hold interest in companies that provide meter-reading and repair services. See, e.g., Conectiv, Holding Co. Act Release No. 26832 (February 25, 1998).
7/ The Commission has permitted registered holding companies to acquire and maintain interests in subsidiaries providing insurance services. See Exelon Corp., Holding Co. Act Release No. 27256 (October 19, 2000) (authorizing retention of captive insurance company which would provide coverage for system companies as well as non-system companies that have construction contracts with a system subsidiary); Columbia Insurance Corporation, Ltd., Holding Co. Act Release No. 27051 (July 23, 1999) (authorizing establishment of direct or indirect subsidiaries to engage in proposed reinsurance activities); General Public Utilities Corporation, et al., Holding Co. Act Release No. 26463 (January 26, 1996) (authorizing service company to provide insurance services to holding company subsidiaries); Consolidated Natural Gas Company, Holding Co. Act Release No. 24112 (May 28, 1986) (order authorizing acquisition of common stock of non-affiliated insurance company).
----------

     6.1.  Junge & Co. Versicherungsmakler GmbH (100.0)
           6.1.1.   Gunter Lubsen GmbH (100.0)
     6.2.  Hamburger Hof Versicherungs-Aktiengesellschaft (100.0)
     6.3.  Montan GmbH Assekuranz-Makler (41.5)
7.   E.ON UK Verwaltungs-Gesellschaft mbH (100.0)
     -holding company to be used to acquire E.ON's interest in Powergen plc
     7.1.  E.ON UK Ltd. (100.0)
8.   E.ON Venture Partners GmbH (100.0)
     -owns and manages interests in in other companies, particularly energy-, water-, telecommunications-, and chemical-businesses as a venture capital fund/8
9.   E.ON Vermogensanlage GmbH (100.0)
     -special-purpose finance company that manages short-term cash and cash-equivalent securities, particularly for the E.ON-enterprise/9
10.  EBV Verwaltungs GmbH (100.0)
     -holds and manages holdings, particularly in businesses dealing with electronics; E.ON expects to liquidate its interests in this company in the near future
11. ERKA Vermogensverwaltungsgesellschaft mbH vorm. Reichs-Kredit-Gesellschaft (100.0)
     -real estate company; manages industrial structures and properties/10
12. FITAS Verwaltung GmbH & Co. Vermietungs-KG (99.9) (Isar-Amperwerke AG also has a 0.1% interest)
     -holds E.ON Energie's headquarters; rents out same to E.ON Energie/11
13.  Gewerkschaft Morgengluck GmbH (100.0)
     -acquires and manages properties; procures property-related business/12
14.  HIBERNIA Industriewerte GmbH (100.0)
     -manages a broad range of assets, particularly holdings in properties/ property-rights/13

----------
8 The Commission has permitted the retention of interests in similar investment and venture capital funds. See CP&L Energy, Inc., Holding Co. Act Release No. 27284 (November 27, 2000) (authorizing retention of interest in various venture capital funds that invest in companies that are engaged in electrotechnologies, energy conservation, storage and conversion, and greenhouse gas reduction); Cinergy Corp., Holding Co. Act Release No. 26562 (August 28, 1996) (authorizing registered holding company to acquire up to 20% interest in limited partnership formed to invest in energy technology companies); Hope Gas, Inc., Holding Co. Act Release No. 25739 (January 26, 1993) (allowing public utility subsidiary of registered holding company to acquire limited partnership interest in venture capital partnership designed to provide venture capital to local businesses).
9    See Exelon, supra, note 1.
10 The Commission has permitted holding companies to form a new non-utility subsidiary to manage the real estate portfolio of that holding company. See Dominion Resources, Inc., Holding Co. Act Release No. 27406 (May 24, 2001).
11 The Commission has authorized holding companies to hold interests in companies formed to own office buildings leased to utilities. See, e.g., Conectiv, Holding Co. Act Release No. 26832 (February 25, 1998).
12   See Dominion Resources, supra, note 10.
13   See Dominion Resources, supra, note 10.
----------

15.  Hibernia Industriewerte GmbH & Co. KG, Humboldt-Verwaltungsgebaude
     Mulheim (99.5)
     -rents out properties/buildings/14
16.  HIBERNIA Industriewerte GmbH & Co. oHG (98.0)
     -manages a broad range of assets, particularly properties/property-rights and holdings/15
17.  ILSE Feldesbesitz GmbH (100.0)
     -manages mining-property, particularly coal-fields near the Rhein-river/16
18.  Induboden GmbH (50.0)
     -acquires and manages properties/property-rights; procures property-related business/17
19.  Induboden GmbH & Co. Grundstucksgesellschaft (99.0)
     -acquires and manages a broad range of assets, particularly properties/ property rights and holdings/18
20.  Induboden GmbH & Co. Industriewerte (99.0)
     -manages a broad range of assets, particularly properties/property-rights and holdings; includes managing and renting out building owned by E.ON Energie Nord (in Hannover, Germany)/19
21.  Indupark Grundstucksverwertung GmbH (75.0)
     -acquires and manages properties and procures property-related business; the company is authorized to acquire holdings in other companies and to act as personally liable shareholder/20
22.  Montan-Verwaltungsgesellschaft mbH (21.3)
     -acquires and manages holdings in other companies, particularly RAG Aktiengesellschaft
23. VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH (50.0) (E.ON Energie also has a 50.0 interest)
     -acquires and manages holdings in E.ON group companies; special-purpose financing company/21
24.  VEBA Electronics GmbH (100.0)
     -holding company/22
     24.1. VEBA Electronics Beteiligungs GmbH (100.0)
           -inactive
           24.1.1.  VEBA ELECTRONICS UK PLC (100.0)
                    -inactive; to be liquidated

----------
14   See Dominion Resources, supra, note 10.
15   See Dominion Resources, supra, note 10.
16 The Commission has permitted holding companies to hold interests in companies that own and operate coal mining properties. See, e.g., Vectren Corporation, Holding Co. Act Release No. 27150 (March 8, 2000).
17   See Dominion Resources, supra, note 10.
18   See Dominion Resources, supra, note 10.
19   See Dominion Resources, supra, note 10.
20   See Dominion Resources, supra, note 10.
21   See Exelon, supra, note 1.
22 The Commission has authorized holding companies to retain interests in intermediate non-utility holding companies. See, e.g., CP&L Energy, Inc., Holding Co. Act Release No. 27284 (November 27, 2000).
----------

                    24.1.1.1. Raab Karcher Electronic Systems PLC (100.0) -inactive; to be liquidated
                               24.1.1.1.1.    Pragma Ltd (100.0)
                                              -inactive; to be liquidated
                               24.1.1.1.2.    Thame Power Ltd. (100.0)
                                              -inactive; to be liquidated
           24.1.2. VEBA Electronics US Holding GmbH (75.0) (VEBA Investments Ltd. has a 25.0% interest.)
                    -inactive
                    24.1.2.1. E.ON North America, Inc. (33.1) (E.ON AG has a direct 66.9% interest.)
     24.2. VEBA Investments Ltd (100.0)
           -inactive
           24.2.1. VEBA Electronics US Holding GmbH (25.0) (VEBA Electronics Beteiligungs GmbH has a 75.0% interest.)
                    -inactive
25.  VEBA FUNDING INC. (100.0)
     -special-purpose finance company; procures funds to provide loans to VEBA Oel AG, cover its debt obligations and refinance loans taken out by the company/23
26.  VEBA Zweite Verwaltungsgesellschaft mbH (100.0)
     -inactive
27.  VIAG Bayernwerk Beheer B.V. (100.0)
     -inactive; will be merged into E.ON International Finance B.V.; engaged in arbitration proceeding in Switzerland involving a company that had been divested by E.ON

----------
23   See Exelon, supra, note 1.
----------

II.  TO BE DIVESTED

CHEMICAL

E.ON AG

1. Chemie-Verwaltungs-AG (100%) [to be retained; included here solely to maintain structure]
     1.1. Degussa AG (17.64%) (64.55% held by E.ON AG directly; 17.64% also held by E.ON Vermogensanlage GmbH)
           -engages in activities related to specialty chemicals
           1.1.1.   Algorax (Pty.) Ltd. (55%)
                    -produces and sells emission-reducing catalysts
           1.1.2.    ASTA Medica Aktiengesellschaft (100%)
                    -involved in research, development, production and sales
                    in the areas of biology, chemistry and pharmaceuticals
                    1.1.2.1.   Arexia Services G.I.E. (20%)
                    1.1.2.2.   Arzneimittelwerk Dresden GmbH (99.8%)
                    1.1.2.3.   ASTA Medica AWD GmbH (100%)
                    1.1.2.4.   ASTA Medica Health Products GmbH & Co. KG (100%)
                    1.1.2.5.   ASTA Medica Health Products Verwaltungs-GmbH
                               (100%)
                    1.1.2.6.   ASTA Medica Health Care Ltd. (100%)
                    1.1.2.7.   Huls Erste Vermogensverwaltungsgesellschaft
                               mbH (100%)
                               1.1.2.7.1.     ASTA Medica B.V. (100%)
                                      1.1.2.7.1.1.    Dagra Medica B.V.
                                                      (100%)
                               1.1.2.7.2.     ASTA Medica GmbH (100%)
                               1.1.2.7.3.     ASTA Medica Holding Ges. m.b.H.
                                              (100%)
                               1.1.2.7.4.     ASTA Medica Arzneimittel
                                              Ges.m.b.H. (100%)
                               1.1.2.7.5.     ASTA Medica Ltda. (100%)
                                      1.1.2.7.5.1.    LABOFARMA Industria
                                                      Farmaceutica Ltda. (100%)
                                      1.1.2.7.5.2.    VEGA STAR Farma
                                                      Ltda. (100%)
                               1.1.2.7.6.     ASTA Medica Produtos
                                              Farmaceuticos, Lda. (73%) (27%
                                              owned by Vitapharma GmbH)
                                      1.1.2.7.6.1.    Dagra Produtos
                                                      Farmaceuticos Lda. (100%)
                                      1.1.2.7.6.2.    Dagra Produtos
                                                      Farmaceuticos Lda. (100%)
                               1.1.2.7.7.     ASTA Medica S.A. (100%)
                                      1.1.2.7.7.1.    ASTA Medica, S.p.A. (100%)
                                      1.1.2.7.7.2.    Dagra Pharma B.V. (100%)
                                      1.1.2.7.7.3.    Laboratoire ASTA
                                                      Medica S.A. (100%)
                                      1.1.2.7.7.4.    Laboratoire Sarget
                                                      Pharma S.A. (99.8%)
                                      1.1.2.7.7.5.    Laboratoire Sarget
                                                      S.A. (100%)
                                      1.1.2.7.7.6.    Moprex G.I.E. (99%)
                                      1.1.2.7.7.7.    S.C.I. du Logey (100%)
                               1.1.2.7.8.     ASTA Medica, Inc. (100%)
                                      1.1.2.7.8.1.    Asmed, Inc. (100%)

                                      1.1.2.7.8.2.    Muro Pharmaceutical,
                                                      Inc. (100%)
                                      1.1.2.7.8.3.    Wallace Labora-
                                                      tories/ASTA Medica
                                                      L.L.C. (40%)
                               1.1.2.7.9.     S.A. ASTA Medica N.V. (100%)
                    1.1.2.8.   Sanaplanta Patent-und Know how-
                               Verwertungsgesellschaft mbH   (100%)
                    1.1.2.9.   Sarnico Grundstucks-Verwaltungsgesellschaft
                               mbH & Co. KG   (99%)
                    1.1.2.10.  Vitapharma GmbH (100%)
                               1.1.2.10.1.    ASTA Medica Produtos
                                              Farmaceuticos, Lda. (27%) (73%
                                              owned by Huls Erste
                                              Vermogensverwaltungsgesell-
                                              schaft   mbH)
                               1.1.2.10.2.    ASTA Medica Ilac Ticaret A.S.
                                              (10%) (41% held by ASTA
                                              Medica AG)
                                              -to be liquidated
                    1.1.2.11. ASTA Medica Centroamericana, S.A. (Panama City) (100%)
                    1.1.2.12.  ASTA Medica Centroamericana, S.A. (Guatemala
                               City) (99%)
                    1.1.2.13.  ASTA Medica Ilac Ticaret A.S. (41%) (10%
                               held by Vitapharma   GmbH)
                               -to be liquidated
                    1.1.2.14.  Elbion AG (100%)
                    1.1.2.15.  Centaris AG (100%)
                    1.1.2.16.  Main Gen GmbH
                    1.1.2.17.  Sofotec GmbH & Co. KG (100%)
                    1.1.2.18.  Heller Vermogensverwaltungs-GmbH (100%)
                    1.1.2.19.  Zentaris AG (100%)
                               -develops, manufactures and markets
                                biopharmaceutical drugs
                    1.1.2.20.  G.E.I.E. Europeptides (90%)
                               -conducts research and developments relating
                                to peptides
           1.1.3.   B.V. United Metal & Chemical Company (100%)
                    -manages own investments; currently dormant
                    1.1.3.1.   Carbon Black Nederland B.V. (100%)
                    1.1.3.2.   Degussa-Huls Benelux B.V. (100%)
                    1.1.3.3.   Huls-Nederland B.V. (100%)
                               1.1.3.3.1.   N.V. Huls Benelux S.A. (25.7%)
                                            (73.2% held by Degussa Benelux
                                            S.A.-N.V.)
           1.1.4.   BHS Liegenschaften Verwaltungs GmbH (100%)
                    -acts as personally liable executive shareholder
                     of BHS Liegenschaften GmbH & Co. KG
                    1.1.4.1.   BHS Liegenschaften GmbH & Co. KG (95%)
                    1.1.4.2.   BHS Projektentwicklungs-GmbH (95%)
           1.1.5.   Carbogal - Carbonos de Portugal, S.A. (100%)
                    -produces and sells carbon black
           1.1.6.   Creavis Gesellschaft fur Technologie und Innovation mbH
                    (100%)
                    -arranges funding for research and development projects
           1.1.7.   Degussa Bank GmbH (100%)

                    -engages in banking and stock-exchange-related businesses
                    of all kinds, particularly those taken over from  Degussa
           1.1.8.   INDUSTRIA Bau- und Vermietungsgesellschaft mbH (94.5%)
           1.1.9.   Degussa International Finance N.V. (100%)
                    -conducts finance-related activities
           1.1.10.  Degussa Australia Pty. Ltd. (100%)
                    -conducts marketing-activities for Degussa's businesses
           1.1.11.  Degussa Peroxide Ltd. (100%)
                    -produces and sells hydrogen-peroxide
           1.1.12.  Degussa Antwerpen N.V. (100%)
                    -produces and sells a broad range of chemical and metallurgical products
           1.1.13.  Degussa Benelux S.A.-N.V. (100%)
                    -marketing company for Degussa's businesses in Belgium and Luxembourg
                    1.1.13.1.  N.V. Huls Benelux S.A. (73.2%) (25.7% held by
                               Huls-Nederland B.V.)
           1.1.14.  Degussa CEE Ges.m.b.H. (99.8%)
                    -produces and sells a broad range of chemical products; manages holdings
                    1.1.14.1.  Degussa Hungaria Kft. (100%)
                    1.1.14.2.  Degussa Romania S.R.L. (100%)
                    1.1.14.3.  Degussa Slovakia spol. s.r.o. (100%)
                    1.1.14.4.  OGUSSA Croatia d.o.o. (100%)
                    1.1.14.5.  OGUSSA LJUBLJANA d.o.o. (100%)
                    1.1.14.6.  Osterreichische Chemische Werke Ges.m.b.H. (100%)
           1.1.15.  Degussa China Ltd. (100%)
                    -marketing company for Degussa-businesses in Hong Kong,
                     Macau, and China
                    1.1.15.1.  Huls China Ltd. (100%)
                    1.1.15.2.  Huls Taiwan Co., Ltd. (100%)
           1.1.16.  Degussa Corporation (100%)
                    -produces and sells a broad range of chemical and metallurgical products; trades in precious metals
                    1.1.16.1. CREANOVA Inc. (100%)
                               1.1.16.1.1.   Colortrend International Inc.
                                             (100%)
                                      1.1.16.1.1.1.   Colortrend B.V. (100%)
                                      1.1.16.1.1.2.   Creanova Asia-
                                                      Pacific Pty. Ltd.
                                                      (100%)
                                           1.1.16.1.1.2.1.   Creanova
                                                             Asia-Pacific
                                                             (NZ) Ltd. (100%)
                               1.1.16.1.2.   Creanova de Mexico S.A. de C.V.
                                             (100%)
                               1.1.16.1.3.   Degussa-Huls Canada Inc. (100%)
                                      1.1.16.1.3.1.   Degussa Canada
                                                      Ltd. (100%)
                               1.1.16.1.4.   Rohacryl Inc. (100%)
                                      1.1.16.1.4.1.   CYRO Industries
                                                      (50%)
                               1.1.16.1.5.   Rohm Tech Inc. (100%)
                               1.1.16.1.6.   Sivento, Inc. (100%)
                               1.1.16.1.7.   Stockhausen Inc. (100%)

                                      1.1.16.1.7.1.   Huls Foreign Sales
                                                      Corporation (100%)
                               1.1.16.1.8.   Stockhausen Louisiana, Ltd. (100%)
                    1.1.16.2.  Degussa-Huls Mexico S.A. De C. V. (100%)
                    1.1.16.3.  Grupo Degussa-Huls Mexico S.A. de C.V. (100%)
                               1.1.16.3.1.   Mosamex S.A. de C.V. (100%)
                               1.1.16.3.2.   Wesamex S.A. de C.V. (100%)
                    1.1.16.4.  Rohm America Inc. (100%)
                    1.1.16.5.  Silikal North America, Inc. (100%)
                    1.1.16.6.  Degussa-Huls Inc. (100%)
                    1.1.16.7.  Nilok Chemicals, Inc. (i.L.) (100%)
                    1.1.16.8.  Cyanco Company (50%)
                    1.1.16.9.  Midwest Lysine, L.L.C. (50%)
           1.1.17.  DH Erste Vermogensverwaltungs-GmbH (100%)
                    -holding and management company
                    1.1.17.1. Degussa SKW Co. (75.9%) (24.1% held by Gamma Verwaltungsgesellschaft mbH)
           1.1.18.  Degussa France Groupe SAS (100%)
                    -holding and management company
                    1.1.18.1. COFRABLACK Compagnie Francaise du Carbon Black S.A. (100%)
                    1.1.18.2.  Degussa France S.N.C. (100%)
                    1.1.18.3.  Rexim S.A. (100%)
                    1.1.18.4.  Aerosil France S.A.R.L. (100%)
                    1.1.18.5.  Huls France S.A. (100%)
           1.1.19.  Degussa India Pvt. Ltd. (100%)
                    -produces and sells chemical products
           1.1.20.  Degussa Italia S.p.A. (100%)
                    -marketing company for Degussa AG's businesses
                    1.1.20.1.  Huls Italia S.p.A. (100%)
                    1.1.20.2.  Degussa Chimica S.p.A (50%)
           1.1.21.  Degussa Japan Co., Ltd. (100%)
                    -marketing company for Degussa's businesses
                    1.1.21.1. NIPPON AEROSIL Co., Ltd. (30%) (50% held by Degussa AG)
                               1.1.21.1.1.    Nippon Microtherm Co., Ltd.
                                              (66.7%)
           1.1.22.  Degussa Ltd.(100%)
                    -marketing company for Degussa's businesses
                    1.1.22.1.  Bush Beach Limited (100%)
                    1.1.22.2.  Huls (U.K.) Ltd. (100%)
                    1.1.22.3.  Manox Limited (100%)
           1.1.23.  Degussa Ltda. (100%)
                    -marketing company for Degussa's businesses
                    1.1.23.1.  BRAGUSSA Produtos Quimicos Ltda. (100%)
                    1.1.23.2.  BBA Metais Distribuidora de Titulos e Valores
                               Mobiliarios S.A.   (41%)
                    1.1.23.3.  Newtechnos Componentes para Veiculos Ltda. (100%)
           1.1.24.  Degussa Pacific Ltd. (97.7%)

                    -markets the "Degussa-program" in the Middle and Far
                    East via branch  offices and subsidiaries
           1.1.25.  Degussa Lda. (100%)
           1.1.26.  Degussa-Huls Metals GmbH
           1.1.27.  Degussa Taiwan Ltd. (100%)
                    -markets the "Degussa-program"
           1.1.28.  DH Zweite Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; holding company
           1.1.29.  ESCA Grundstucks-Verwaltungsgesellschaft KG (100%)
                    -in charge of construction on, and management of,
                    specific property in Frankfurt am Main, Germany (Degussa Building/Computer Center)
           1.1.30.  FERMAS s.r.o. (100%)
                    -produces and develops amino-acids (such as Lysin,
                     Threonin and Tryptophan)
           1.1.31.  Gamma Verwaltungsgesellschaft mbH (100%)
                    -manages holdings in other companies; develops,
                    produces and sells chemical products and technical
                    equipment
                    1.1.31.1. Degussa SKW Co. (24.1%) (75.9% held by DH Erste Vermogensverwaltungs-GmbH)
           1.1.32.  Goldschmidt AG (97.3%)
                    -conducts activities related to specialty chemicals
                    1.1.32.1.  Cosmoferm B.V. (100%)
                    1.1.32.2.  Elektro-Thermit GmbH (100%)
                               -manages own investments; currently dormant
                    1.1.32.3.  Goldschmidt Chemical South East Asia Pte.
                               Ltd. (100%)
                    1.1.32.4.  Goldschmidt Espana S.A. (100%)
                    1.1.32.5.  Goldschmidt France S.A.S. (100%)
                    1.1.32.6.  Goldschmidt Italia S.r.l. (100%)
                    1.1.32.7.  Goldschmidt Ltd. (100%)
                               1.1.32.7.1.    Goldschmidt SKW Surfactants
                                              GmbH (100%)
                               1.1.32.7.2.    Goldschmidt SKW Surfactants
                                              (UK) Ltd. (100%)
                    1.1.32.8.  Goldschmidt Quimica de Mexico S.A. de C.V. (100%)
                    1.1.32.9.  Goldschmidt Rewo Verwaltungs-GmbH (100%)
                               1.1.32.9.1.    Goldschmidt Rewo GmbH & Co. KG
                                              (100%)
                    1.1.32.10. Goldschmidt TIB GmbH (100%)
                    1.1.32.11. Gorapur GmbH (51%)
                    1.1.32.12. Kergold Versicherungs-Vermittlungs GmbH (100%)
                    1.1.32.13. Metallwerk GmbH (100%)
                    1.1.32.14. N.V. Th. Goldschmidt Benelux S.A. (100%)
                    1.1.32.15. PT Goldschmidt Sumi Asih JL Cempaka Jatimulya
                               (75%)
                    1.1.32.16. Tego Chemie Service GmbH (100%)
                    1.1.32.17. Th. Goldschmidt E.P.E.i.L. (100%)
                    1.1.32.18. Th. Goldschmidt Ges. m. b. H. (100%)
                    1.1.32.19. Th. Goldschmidt Industrias Quimicas Ltda. (100%)
                    1.1.32.20. Th. Goldschmidt Korea Ltd. (100%)
                    1.1.32.21. Th. Goldschmidt Pacific Ltd. (100%)

                               1.1.32.21.1.   Th. Goldschmidt Pacific Ltd.
                                              Taiwan Branch (100%)
                    1.1.32.22. Th. Goldschmidt Scandinavia A/S (100%)
                    1.1.32.23. Th. Goldschmidt-Fursorge GmbH (100%)
           1.1.33.  HEG Hochdruckextraktion GmbH (100%)
           1.1.34.  Degussa Immobilien GmbH & Co. KG (100%)
                    -acquires, manages and procures property, operates
                     disposal-plants
                    1.1.34.1.  Westgas GmbH & Co. KG (99.9%)
                    1.1.34.2.  Westgas Verwaltungsgesellschaft mbH (100%)
                    1.1.34.3. Aethylen-Rohrleitungs-Gesellschaft mbH & Co. KG (16.7%) (16.7% VEBA Oil Refining & Petrochemical GmbH)
           1.1.35.  Infracor GmbH (100%)
                    -offers technical and analytical services for
                     Degussa-operations
                    1.1.35.1.  Huls Service GmbH (100%)
           1.1.36.  Insilco Ltd. (63.1%)
                    -produces and sells silicic acid
           1.1.37.  KMV Vermogensverwaltungs-GmbH (99%)
                    -manages own investments
           1.1.38.  Korea Carbon Black Co., Ltd. (100%)
                    -produces and sells carbon black
           1.1.39.  Laporte plc
                    1.1.39.1.  Laporte Amalgamation (100%)
                               1.1.39.1.1.    Birthorpe Guarantee Co
                                              -currently dormant
                               1.1.39.1.2.    GD Holmes Ltd
                                              -currently dormant
                               1.1.39.1.3.    Laporte DL
                                              -currently dormant
                               1.1.39.1.4.    Lap. Chemicals (81%)
                                              (Sarclear also has a 19%
                                              interest.)
                               1.1.39.1.5.    Lap. North America (100%)
                               1.1.39.1.6.    Micro Image Chemicals (100%)
                               1.1.39.1.7.    Lap. Holdings Antilles (100%)
                               1.1.39.1.8.    Lap. Industries (100%)
                               1.1.39.1.9.    Lap. Flourides (100%)
                               1.1.39.1.10.   Lil Group Services (100%)
                               1.1.39.1.11.   Laporte Mats Barrow
                                              -currently dormant
                               1.1.39.1.12.   Laporte Properties
                                              -currently dormant
                               1.1.39.1.13.   Lil Treasury (100%)
                               1.1.39.1.14.   Perchem Ltd
                                              -currently dormant
                               1.1.39.1.15.   Peroxyde Chemie
                               1.1.39.1.16.   P Spence & Sons
                                              -currently dormant

                               1.1.39.1.17.   R&J Garroway Ltd
                                              -currently dormant
                               1.1.39.1.18.   Syncserv (50%)
                               1.1.39.1.19.   Semilab (100%)
                                              -currently dormant
                               1.1.39.1.20.   Lap. Europa (100%)
                                      1.1.39.1.20.1.  Lap. Acids (100%)
                               1.1.39.1.21. Inspec Invesco (76%) (Inspec Group BV also has a 24% interest.)
                               1.1.39.1.22.   EGL (100%)
                                      1.1.39.1.22.1.  Alumina Chemicals UK
                                                      -currently dormant
                                      1.1.39.1.22.2.  Maintenance Products
                                                      -currently dormant
                                      1.1.39.1.22.3.  W S Ferguson
                                                      -currently dormant
                                      1.1.39.1.22.4.  Laporte Chelverston
                                                      -currently dormant
                                      1.1.39.1.22.5.  Laporte ECL
                                                      -currently dormant
                                      1.1.39.1.22.6.  Laporte Industrial
                                                      Coatings
                                                      -currently dormant
                                      1.1.39.1.22.7.  Idenden Amulet
                                                      -currently dormant
                                      1.1.39.1.22.8.  Laporte Automotive
                                                      -currently dormant
                                      1.1.39.1.22.9.  Postans
                                                      -currently dormant
                                      1.1.39.1.22.10. Westbrown Contractors
                                                      -currently dormant
                                      1.1.39.1.22.11. Lapodorm no 3
                                                      -currently dormant
                                      1.1.39.1.22.12. Worrall's Powdwers
                                                      -currently dormant
                                      1.1.39.1.22.13. Lapochem (Biokem
                                                      Chemicals)
                                                      -currently dormant
                                      1.1.39.1.22.14. Midland Speciality
                                                      -currently dormant
                                      1.1.39.1.22.15. Sarclear (100%)
                                           1.1.39.1.22.15.1. Lap. Chemicals
                                                             (19%) (Laporte
                                                             Amalgamation has
                                                             an 81% direct
                                                             interest.)
                                             1.1.39.1.22.15.1.1. Laporte Chem.
                                                                 Ltda. (100%)
                                             1.1.39.1.22.15.1.2. Aztec Hold.
                                                                 Comp. (100%)
                                               1.1.39.1.22.15.1.2.1.  Aztec
                                                                      Peroxides
                                                                      (100%)
                                             1.1.39.1.22.15.1.3. Lap. NL Holding
                                                                 (100%)

                                               1.1.39.1.22.15.1.3.1.  Laporte
                                                                      Chemicals
                                                                      BV (100%)
                                               1.1.39.1.22.15.1.3.2.  Lap. Spec.
                                                                      (100%)
                                               1.1.39.1.22.15.1.3.3.  St.
                                                                      Bernard
                                                                      Insurance
                                                                      (100%)
                                             1.1.39.1.22.15.1.4. Lap. Ind.
                                                                 (100%)
                                               1.1.39.1.22.15.1.4.1.  Lap. Perf.
                                                                      Chem.
                                                                      (100%)
                                             1.1.39.1.22.15.1.5. Lap. Ireland
                                                                 (100%)
                                               1.1.39.1.22.15.1.5.1.  Lap. TBS
                                                                      (100%)
                                             1.1.39.1.22.15.1.6. Lap. Services
                                                                 (100%)
                                               1.1.39.1.22.15.1.6.1.  Soprelec.
                                                                      Hold.
                                                                      (100%)
                                               1.1.39.1.22.15.1.6.2.  Soderec
                                                                      Intern.
                                                                      (100%)
                                             1.1.39.1.22.15.1.7. Lap. NL BV
                                                                 (100%)
                                               1.1.39.1.22.15.1.7.1.  Laporte
                                                                      Speciality
                                                                      Nordic
                                                                      (100%)
                                               1.1.39.1.22.15.1.7.2.  Raylo
                                                                      Chem.
                                                                      (100%)
                                             1.1.39.1.22.15.1.8. Lap. BV
                                                                 (100%)
                                               1.1.39.1.22.15.1.8.1.  Lap. Hold
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.2.  Laporte
                                                                      SA (100%)
                                               1.1.39.1.22.15.1.8.3.  SCPO
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.4.  Lap. Gmbh
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.5.  Peroxide-
                                                                      Chem
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.6.  Odsa
                                                                      Abpack
                                                                      (100%)
                                               1.1.39.1.22.15.1.8.7.  Lap.
                                                                      Invesco
                                                                      (26%)
                                                                      (Bilstar
                                                                      also has
                                                                      a 74%
                                                                      interest.)
                                             1.1.39.1.22.15.1.9. Shawcross
                                                                 (100%)
                                           1.1.39.1.22.15.2. Plaskem
                                                             Holding
                                                             (100%)
                                             1.1.39.1.22.15.2.1. Lap.
                                                                 Organics
                                                                 Australia
                                                                 (100%)
                               1.1.39.1.23.   Bilstar (100%)
                                      1.1.39.1.23.1.  Lap. Invesco (74%) (Lap.
                                                      BV also has a 26%
                                                      interest.)
                    1.1.39.2.  Laporte Spec. Organics (100%)
                               1.1.39.2.1.    Inspec Finance (100%)
                               1.1.39.2.2.    Inspec Fine Chem Four Ashes (100%)
                               1.1.39.2.3.    Lap. Perf. Chem. Knotingley (100%)
                                      1.1.39.2.3.1.   Laporte Specialty Organics
                                                      (20%) (80% also owned by
                                                      Laporte Spec. Organics
                                                      directly.)
                               1.1.39.2.4.    Lap. Perf. Chem. Hythe (100%)
                               1.1.39.2.5.    Laporte Perf. Chem Stanlow (100%)
                               1.1.39.2.6. Laporte Specialty Organics (80%) (20% also owned by Lap Perf Chem Knotingley.)
                               1.1.39.2.7.    Inspec Group (100%)
                                      1.1.39.2.7.1.   Circuit Chemistry (100%)
                                      1.1.39.2.7.2.   Inspec Foams (100%)
                                      1.1.39.2.7.3.   Jayhawk Fine Chem. Copr.
                                                      (100%)
                                      1.1.39.2.7.4.   Kamco (100%)
                                      1.1.39.2.7.5.   Laporte Specialty Organics
                                                      (100%)
                               1.1.39.2.8.    Inspec Group (100%)
                                      1.1.39.2.8.1.   Inspec Fibres Ges. (100%)

                                      1.1.39.2.8.2.   Inspec Finance (100%)
                                      1.1.39.2.8.3.   Inspec Namheung Chem
                                                      (100%)
                                      1.1.39.2.8.4.   Lap. Perf. Chem. SA (100%)
                                      1.1.39.2.8.5.   Inspec NL Holding (100%)
                                      1.1.39.2.8.6.   Inspec Deutsch. Holding
                                                      (100%)
                                           1.1.39.2.8.6.1.   Inspec Marketing
                                                             (100%)
                                             1.1.39.2.8.6.1.1.   Technochemie
                                                                 (99%)
                                           1.1.39.2.8.6.2.   Laporte Speciality
                                                             Organics (100%)
                                           1.1.39.2.8.6.3.   Lap. Vertriebs
                                                             (100%)
           1.1.40.  Leukon AG (100%) -holding
                    company for capital assets
                    and holdings
                    1.1.40.1.  Degussa-Huls (Schweiz) AG (100%)
                    1.1.40.2.  Degussa-CIAG (100%)
                    1.1.40.3.  Perbor AG (100%)
           1.1.41.  Methanova GmbH (100%)
                    -produces and sells chemical
                    products, particularly under
                    the "Methanova" mark
           1.1.42.  NIPPON AEROSIL Co., Ltd. (50%) (30%
                    held by Degussa-Huls Japan Co., Ltd.)
                    -produces and sells aerosil
           1.1.43.  Nordisk Carbon Black AB (100%)
                    -produces and sells carbon black
                    1.1.43.1.  Nordisk Carbon Black Energie AB (100%)
                    1.1.43.2.  Oxeno Olefinchemie GmbH (100%)
                               -produces oxo-alcohols and derivatives
                    1.1.43.3.  Oxeno France S.A.R.L. (100%)
           1.1.44.  Procyan GmbH (100%)
                    -markets chlorides
           1.1.45. PROMOS Grundstucksverwaltungsgesellschaft KG (100%) -responsible for construction and management of particular property in Frankfurt am
                    Main, Germany (Degussa-building)
           1.1.46.  Rohm GmbH & Co. KG (100%)
                    -develops, produces and sells Methacrylates
                    1.1.46.1.  Huls Nordic AB (35%) (65% held by Degussa AG)
                    1.1.46.2.  MONACRIL S.A. (100%)
                    1.1.46.3.  Paraglas Holding (100%)
                               1.1.46.3.1.  Para-Chemie Ges.m.b.H. (100%)
                    1.1.46.4.  PARAGLAS Sociedade de Acrilicos, Lda.
                               (70%) (30% held by Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH)
                    1.1.46.5.  ROHA B.V. (100%)
                    1.1.46.6.  Rohm RohMax Holding GmbH (100%)
                               1.1.46.6.1.    RohMax Additives GmbH (100%)
                                      1.1.46.6.1.1.   RohMax Canada Co. (100%)
                                      1.1.46.6.1.2.   RohMax France SCA (100%)
                                      1.1.46.6.1.3.   RohMax USA Inc. (100%)
                    1.1.46.7.  Rohm Beteiligungs Gesellschaft mbH (100%)

                    1.1.46.8.  Rohm France S.A.R.L. (100%)
                    1.1.46.9.  ROHM Ltd. (100%)
                               1.1.46.9.1.    HEXORAN Co. Ltd. (100%)
                    1.1.46.10. RohMax Verwaltungsgesellschaft mbH (100%)
                    1.1.46.11. MAKROFORM GmbH (50%)
                    1.1.46.12. Thyssen Rohm Kunststoffhandelsgesellschaft
                               mbH (50%)
                               1.1.46.12.1.   Konig Kunstoffe GmbH (100%)
                               1.1.46.12.2.   PLEXI S.A. (100%)
                               1.1.46.12.3.   Rohm Austria Ges.m.b.H. (100%)
                               1.1.46.12.4.   ROHM Benelux B.V. (100%)
                               1.1.46.12.5.   Rohm Italia S.r.L. (100%)
                               1.1.46.12.6.   CADILLAC Plastic France S.A. (50%)
                               1.1.46.12.7.   CADILLAC Plastic GmbH (50%)
                               1.1.46.12.8.   CADILLAC Plastic S.A. (50%)
                               1.1.46.12.9.   Otto Wolff Kunststoffvertrieb
                                              GmbH (24%)
           1.1.47. SILQUIMICA S.A. (100%) -produces and sells products of all branches of the chemical-industry, particularly filling material
           1.1.48.  SKW Americas, Inc. (100%) -holding company
                    1.1.48.1.  Goldschmidt Chemical Corp. (100%)
                               1.1.48.1.1. Goldschmidt Industrial Chemical Corp. (100%)
                    1.1.48.2.  Proligo LLC (51%)
                               1.1.48.2.1.    Proligo Biochemie GmbH (100%)
                    1.1.48.3.  SKW Benchmark, Inc. (100%)
                    1.1.48.4.  SKW Chemicals Inc. (100%)
                               1.1.48.4.1.    Dormex Company USA LLC (Fresno,
                                              USA) (51%)
                    1.1.48.5.      SKW Metallurgical, Inc. (100%)
                               1.1.48.5.1.    ESM Group, Inc. (100%)
                                      1.1.48.5.1.1.   ESM Holding Inc. (100%)
                                      1.1.48.5.1.2.   ESM II, Inc. (100%)
                                           1.1.48.5.1.2.1.   ESM II LP (100%)
                                      1.1.48.5.1.3.   ESM Manufactoring Inc.
                                                      (100%)
                                           1.1.48.5.1.3.1.   ESM Manufactoring
                                                             LP (100%)
                                      1.1.48.5.1.4.   ESM Metallurgical Products
                                                      Inc. (100%)
                                      1.1.48.5.1.5.   ESM ( Tanjin) Co. Ltd.
                                                      (100%)
                               1.1.48.5.2.    Stollberg Inc. (85%) (15% held by
                                              Stollberg GmbH)
                               1.1.48.5.3.    Tecpro Corporation (100%)
                    1.1.48.6.         SKW-MBT Management Inc. (100%)
                               1.1.48.6.1.    ChemRex Inc. (100%)
                                      1.1.48.6.1.1.   ChemRex de Mexico S.A.
                                                      de C.V. (100%)
                               1.1.48.6.2.    HSC II, Inc. (100%)
                               1.1.48.6.3.    Master Builders Techn. Ltd. (100%)
                               1.1.48.6.4.    Master Builders, Inc. (100%)
                               1.1.48.6.5.    ORD-Products Inc. (100%)
                                              -to be liquidated

                               1.1.48.6.6.    Retsam Inc. (100%)
                               1.1.48.6.7.    Senergy, Inc. (100%)
                               1.1.48.6.8.    SKW-MBT Leasing Co., LLC (50%)
                                              (50% held by SKW-MBT Operations,
                                              Inc.)
                               1.1.48.6.9.    SKW-MBT Operations, Inc. (100%)
                                      1.1.48.6.9.1.   SKW-MBT Leasing Co., LLC
                                                      (50%) (50% held by SKW-MBT
                                                      Management Inc.)
                               1.1.48.6.10.   Watson Bowman Acme, Corp. (100%)
                                      1.1.48.6.10.1.  Shangshu Watson Bowman
                                                      Rubber Co. Ltd. (51%)
                    1.1.48.7.  SKW Nature Products, Inc. (100%)
                               -currently inactive
                               1.1.48.7.1.    Alex Fries Inc. (100%)
                                      1.1.48.7.1.1.   Alex Fries and Fleischmann
                                                      S.A. de C.V. (50%)
                                      1.1.48.7.1.2.   Alfrebo Inc. (100%)
                               1.1.48.7.2.    Lucas Meyer Inc. (100%)
                               1.1.48.7.3.    SKW Biosystems Inc. (100%)
                               1.1.48.7.4.    SKW Biosystems Puerto Rico Inc.
                                               (100%)
                               1.1.48.7.5. SKW Nature Products Manufacturing, Inc. (100%)
                                      1.1.48.7.5.1.   SKW BioActives
                                                      Manufacturing, LLC (100%)
                                      1.1.48.7.5.2.   SKW Flavors & Fruit
                                                      Systems Manufacturing, LLC
                                                      (100%)
                                      1.1.48.7.5.3.   Gelatin & Specialties
                                                      Manufacturing, LLC (100%)
                                      1.1.48.7.5.4.   SKW Texturant Systems
                                                      Manufacturing, LLC (100%)
                               1.1.48.7.6.    SKW Nature Product Sales, Inc.
                                              (99%)
                                      1.1.48.7.6.1.   SKW BioActives Sales, LLC
                                                      (100%)
                                      1.1.48.7.6.2.   SKW Flavors & Fruits
                                                      Systems Sales (100%)
                                      1.1.48.7.6.3.   SKW Gelatin & Specialties
                                                      Sales, LLC (100%)
                                      1.1.48.7.6.4.   SKW Texturant Systems
                                                      Sales, LLC (100%)
                               1.1.48.7.7.    SKW Nature Products Services,
                                              LP (100%)
           1.1.49.  Degussa Bauchemie GmbH (100%)
                    -currently inactive
                    1.1.49.1.  Bettor MBT S.A. (100%)
                               1.1.49.1.1.    Bettor MBT Portugal Produtos
                                              Quimicos para Construcao, S.A.
                                              (100%)
                               1.1.49.1.2.    Thoro Systems Products S.A. (100%)
                    1.1.49.2.  Feb Ltd. (100%)
                               1.1.49.2.1.    Construction Chemicals (U.A.E.)
                                              (49%)
                               1.1.49.2.2.    Jordanian Swiss Company for
                                              Manufactoring and Marketing
                                              Construction Chemicals Ltd. (80%)
                               1.1.49.2.3.    MBT (UK) Ltd. (100%)
                               1.1.49.2.4.    Aquaseal Ltd. (100%)
                               1.1.49.2.5.    Feb (Scotland) Ltd. (100%)
                    1.1.49.3.  Liquiment Linz Ges. mbH (100%)
                    1.1.49.4.  MAC Modern Advanced Concrete S.p.A. (99.9%)
                               1.1.49.4.1.    VN S.p.A. (100%)

                    1.1.49.5.  Master Builders PCI B. V. (100%)
                    1.1.49.6.  MBT Austria Bauchemie Ges.m.b.H. (100%)
                    1.1.49.7.  MBT France S.A. (99.9%)
                    1.1.49.8.  MBT Holding AG (100%)
                               1.1.49.8.1.    Conica Technik AG (100%)
                                      1.1.49.8.1.1.   Conica Technik GmbH (100%)
                                      1.1.49.8.1.2.   Reaku-Hobein GmbH (100%)
                               1.1.49.8.2.    Guangzhou MBT Co. Ltd. (60%)
                               1.1.49.8.3. Hachiyo Concrete Consultant Co. Ltd. (23.3%) (30% held by NMB Co Ltd.)
                               1.1.49.8.4.    Immobiliare Malaspinas SpA (100%)
                               1.1.49.8.5. Korea Master Builders Co. Ltd. (50%) (50% held by NMB Co Ltd.)
                               1.1.49.8.6.    MAC Beton Hellas S.A. (60%)
                               1.1.49.8.7.    Master Builders OY (100%)
                               1.1.49.8.8.    Master Builders S.A./N.V. (100%)
                               1.1.49.8.9. Master Builders Technologies Egypt for Construction Chem. SAE ( MBT Egypt ) (49.9%)
                               1.1.49.8.10. Master Builders Technology (MBT) India Private Limited (100%)
                               1.1.49.8.11.   MBT (Malaysia) Sdn. Bhd. (33.3%)
                                              (66.7% held by NMB  Co Ltd.)
                               1.1.49.8.12.   MBT (Schweiz) AG (100%)
                                      1.1.49.8.12.1.  MBT Chile Ltda. (20%) (80%
                                                      held by MBT Holding AG)
                               1.1.49.8.13.   MBT Mexico S.A. de C.V. (50%) (50%
                                              held by MBT Holding AG)
                                      1.1.49.8.13.1.  MBT Colombia S.A. (40%)
                                                      (60% held by MBT Holding
                                                      AG)
                                             1.1.49.8.13.1.1.1.  MBT Unicon
                                                                 S.A. (70%)
                                             1.1.49.8.13.1.1.2.  Multiresinas
                                                                 Ltda. (90%)
                                      1.1.49.8.13.2.  PCI France S.A.R.L. (100%)
                               1.1.49.8.14.   MBT Argentina S.A. (98.5%)
                               1.1.49.8.15. MBT Brasil Industria e. Comercio Ltda. (100%)
                               1.1.49.8.16.   MBT Chile Ltda. (80%) (20% held by
                                              MBT (Schweiz) AG)
                               1.1.49.8.17.   MBT Colombia S.A. (60%) (40% held
                                              by MBT Mexico S.A. de C.V.)
                               1.1.49.8.18.   MBT de Venezuela S.A. (100%)
                               1.1.49.8.19.   MBT Mexico S.A. de C.V. (50%) (50%
                                              held by MBT (Schweiz) AG)
                               1.1.49.8.20. MBT Minning & Tunneling Products (Pty.) Ltd. (100%)
                               1.1.49.8.21.   PCI Bauprodukte AG (100%)
                               1.1.49.8.22.   SKW MBT Hungary Construction
                                              Systems Production & Distribution
                                              Co Ltd. (100%)

                               1.1.49.8.23. SKW-MBT Construction Chemicals (China) Co. Ltd. (100%)
                               1.1.49.8.24.   SKW-MBT d.o.o., Kroatien (85%)
                               1.1.49.8.25.   SKW-MBT Slovensko s.r.o. (100%)
                               1.1.49.8.26.   Harris Specialty Chemicals
                                              Asia-Pacific (Ltd.) (99%)
                               1.1.49.8.27.   MBT Cayman Islands (100%)
                               1.1.49.8.28.   Shanghai MBT & SCG High-Tech
                                              Construction Chemicals Co., Ltd.
                                              (60%)
                               1.1.49.8.29.   SKW-MBT Polska Sp. Z.o.o. (100%)
                    1.1.49.9.  Meges Boya Sanayi Ve Ticaret A.S. (75.4%)
                    1.1.49.10. NMB Co Ltd. (100%)
                               1.1.49.10.1. Hachiyo Concrete Consultant Co. Ltd. (30%) (23.3% held by MBT
                                              Holding AG)
                               1.1.49.10.2. Korea Master Builders Co. Ltd. (50%) (50% held by MBT Holding AG)
                               1.1.49.10.3.   Master Builders Technologies
                                              (Honkong) Ltd. (100%)
                               1.1.49.10.4.   MBT (Australia) Pty. Ltd. (100%)
                                      1.1.49.10.4.1.  MBT (New Zealand) Ltd.
                                                      (100%)
                               1.1.49.10.5.   MBT (Malaysia) Sdn. Bhd. (66.7%)
                                              (33.3% held by MBT  Holding AG)
                               1.1.49.10.6.   MBT (Philippines) Inc. (100%)
                               1.1.49.10.7.   MBT (Singapore) Pte. Ltd. (100%)
                                      1.1.49.10.7.1.  MBT (Vietnam) Ltd. (100%)
                               1.1.49.10.8.   MBT (Taiwan) Co. Ltd. (100%)
                               1.1.49.10.9.   P.T. MBT Indonesia (95%)
                               1.1.49.10.10. Shanghai Master Builders Co.Ltd. (60%)
                               1.1.49.10.11.  Thai Master Builders Co. Ltd.
                                              (99.9%)
                               1.1.49.10.12.  Pozzolith Bussan Ltd. (100%)
                               1.1.49.10.13.  Splice Sleeve Japan, Ltd. (33%)
                                      1.1.49.10.13.1. Splice Sleeve North
                                                      America (USA) (100%)
                    1.1.49.11. Nordisk Bygge Kemi A/S (100%)
                               1.1.49.11.1.   BKN Byggekemi AB (100%)
                               1.1.49.11.2.   MBT Intl. UGC Norway (100%)
                               1.1.49.11.3. SKW-MBT Statybines Medziagos Ltd. (100%)
                    1.1.49.12. Prince Color s.r.o. (100%)
                    1.1.49.13. SKW Bauwerkstoffe Deutschland GmbH (100%)
                               1.1.49.13.1.   Alpha-Verwaltungs-GmbH (100%)
                               1.1.49.13.2.   Colfirmit Rajasil GmbH & Co. KG
                                              (100%)
                               1.1.49.13.3.   PCI Augsburg GmbH (100%)
                                      1.1.49.13.3.1.  PCI Construction Systems
                                              Ltd. (100%)
                                      1.1.49.13.3.2.  SKW Bauwerkstoffe
                                                      Piesteritz GmbH (100%)
                               1.1.49.13.4.   Relius Coatings GmbH & Co. (100%)
                                      1.1.49.13.4.1.  Cela Farbenfabrik C.Lagoni
                                                      & Sohn GmbH & Co. KG (90%)
                                                      (10% held by Cela
                                                      Farbenfabrik Lagoni
                                                      Verwaltungsges. mbH)

                                           1.1.49.13.4.1.1.  F.A.C. van der
                                                             Linden GmbH & Co.
                                                             KG (99%)
                                      1.1.49.13.4.2.  Cela Farbenfabrik Lagoni
                                                      Verwaltungsges. mbH (100%)
                                           1.1.49.13.4.2.1.  Cela Farbenfabrik
                                                             C.Lagoni & Sohn
                                                             GmbH  & Co. KG
                                                             (10%) (90% held by
                                                             Relius Coatings
                                                             GmbH & Co.)
                                      1.1.49.13.4.3.  HPS S.A.R.L. (100%)
                                           1.1.49.13.4.3.1.  Schreiber
                                                             Peintures S.A.
                                                             (55.8%) (44.2%
                                                             held by Relius
                                                             Coatings GmbH &
                                                             Co.)
                                      1.1.49.13.4.4.  Relius Coatings
                                                      Beteiligungs GmbH (100%)
                                      1.1.49.13.4.5.  Relius Coatings
                                                      Nederland B.V. (100%)
                                           1.1.49.13.4.5.1.  Hoeka B.V. (100%)
                                           1.1.49.13.4.5.2.  S.C.I.Z.S. (100%)
                                      1.1.49.13.4.6.  Schreiber Peintures S.A.
                                                      (44.2%) (55.8% held by
                                                      HPS S.A.R.L.)
                               1.1.49.13.5.   SKW Polymers GmbH (99.9%)
                                      1.1.49.13.5.1.  SKW East Asia Ltd. (100%)
                               1.1.49.13.6.   Colfirmit Rajasil Verwaltungs
                                              GmbH (100%)
                               1.1.49.13.7.   SKW Korea Chusik Hosea Ltd.
                                              (100%)
                    1.1.49.14. SKW-MBT Stavebni Hmoty S. r. o. (100%)
                    1.1.49.15. Spec-Chem Finance B.V. (100%)
                    1.1.49.16. YAPKIM YAPI KIMYA SANAYI A.S. (100%)
                    1.1.49.17. SKW Bau- und Farben-Forschungs GmbH (100%)
           1.1.50.  SKW Chemie-Technik GmbH (100%)
                    -currently inactive
                    1.1.50.1.  NIGU Chemie GmbH (100%)
           1.1.51.  SKW Italia S.r.L. (99%)
                    1.1.51.1.  SKW France S.A. (100%)
                               -currently inactive
                    1.1.51.2.  Affival S.A. (100%)
                               1.1.51.2.1. Affival Inc. (100%)
                    1.1.51.3.  SKW Ingenieur GmbH (100%)
                               -currently inactive
           1.1.52.  SKW Metallurgie AG (100%)
                    -conducts activities relating to
                    metallurgical and chemical products
                    1.1.52.1.  SKW Giesserei-Technik GmbH (100%)
                    1.1.52.2.  SKW Stahl-Technik GmbH (100%)
           1.1.53.  SKW Nature Products GmbH (100%)
                    - currently inactive
                    1.1.53.1.  Lucas Meyer GmbH & Co. KG (100%)
                               1.1.53.1.1.    Biolinol GmbH (100%)
                    1.1.53.2.  Philippines Bio-Industries Inc. (60%)
                    1.1.53.3.  SKW Biogarde GmbH & Co.  KG (100%)
                    1.1.53.4.  SKW BIOSYSTEMS Philippines Inc. (100%)
                    1.1.53.5.  SKW Flavors & Fruit Systems GmbH (100%)

                    1.1.53.6.  SKW Gelatin &Specialties GmbH (100%)
                               1.1.53.6.1.    SKW Gelatin &Specialties SL (100%)
                               1.1.53.6.2.    SKW Nature Products Services
                                              Benelux N.V. (99.5%)
                                      1.1.53.6.2.1.   SKW BIOSYSTEMS N.V. (100%)
                               1.1.53.6.3.    Guangdong Bio-Industries Co (75%)
                    1.1.53.7.  SKW Nature Products International Services
                               GmbH (100%)
                               1.1.53.7.1.    SKW Nature Products Services,
                                              SL (100%)
                               1.1.53.7.2.    SKW Nature Products Argentina
                                              S.A. (100%)
                               1.1.53.7.3.    SKW Nature Products Services
                                              (UK) Ltd. (100%)
                    1.1.53.8.  SKW Nature Products Services GmbH (100%)
                    1.1.53.9.  SKW BIOSYSTEMS GmbH & Co  KG (100%)
                    1.1.53.10. SKW Texturant Services (Singapore) PTE Ltd.
                               (100%)
           1.1.54.  SKW Nature Products Holding France S.A.S. (100%)
                    -currently inactive
                    1.1.54.1.  SKW BIOSYSTEMS  S.A.S. (100%)
                               1.1.54.1.1.    Lucas Meyer Cosmetics S.A. (100%)
                               1.1.54.1.2.    Lucas Meyer France S.A. (75%)
                    1.1.54.2.  SKW BIOSYSTEMS (M) SDN BHD (100%)
                    1.1.54.3.  SKW BIOSYSTEMS (Thailand ) Ltd. (49%)
                    1.1.54.4.  SKW BIOSYSTEMS Argentin S.A. (99%)
                    1.1.54.5.  SKW BIOSYSTEMS De Mexico SA de CV. (100%)
                    1.1.54.6.  SKW BIOSYSTEMS do Brasil Ltda. (100%)
                    1.1.54.7.  SKW BIOSYSTEMS K.K. (100%)
                    1.1.54.8.  SKW BIOSYSTEMS Ltd. (100%)
                    1.1.54.9.  Systems Bio-Industries Maroc S.A. (73.9%)
                               (25.3% held by E.ON AG)
                    1.1.54.10. Bambao SA i.L. (69.5%)
                    1.1.54.11. Monnier (100%)
                    1.1.54.12. P.T. Natafood Bio-Industries i.L. (91.7%)
           1.1.55.  SKW Nature Products Management GmbH (100%)
                    -currently inactive
                    1.1.55.1.  Edelsoja GmbH (50%)
           1.1.56.  SKW Stickstoffwerke Piesteritz GmbH (100%)
                    -currently inactive
                    1.1.56.1.  Agrochemie Handelsgesellschaft mbH (100%)
           1.1.57.  SKW Texturant Systems GmbH (100%)
                    -currently inactive
                    1.1.57.1.  Lucas Meyer (UK) Ltd. (100%)
                    1.1.57.2.  Lucas Meyer B.V. (100%)
                    1.1.57.3.  Lucas Meyer S.r.l. (99%)
                               1.1.57.3.1.    SKW BU TS Italy s.r.l. (100%)
                    1.1.57.4.  SKW BIOSYSTEMS S.A. (100%)
                               1.1.57.4.1.    SKW BIOSYSTEMS Sociedade
                                              Comercial de Biotexturantes
                                              para e industria Ltda. (66%)
           1.1.58.  Stockhausen GmbH & Co. KG (99.9%)
                    -produces a broad range of
                    goods, including super-absorbents

                    1.1.58.1.  Moskau Stockhausen Perm AG (100%)
                    1.1.58.2.  Tianshi Special Chemical Ltd. (85%)
                    1.1.58.3.  Cosmedis Pharma GmbH (100%)
                    1.1.58.4. Europrotection Gesellschaft fur personliche Schutzausrustung und logistische Dienstleistung (100%)
                    1.1.58.5.  Stockhausen E.T.U. L.L.C. (100%)
                    1.1.58.6.  Stockhausen Indonesia PT (70%)
                    1.1.58.7.  Stockhausen U.K. Ltd. (100%)
                    1.1.58.8.  Stockhausen Unterstutzung-Einrichtungs GmbH
                               (100%)
                    1.1.58.9.  StoHaas Management GmbH (50%)
                    1.1.58.10. StoHaas Monomer GmbH & Co. KG (50%)
                    1.1.58.11. TFL Ledertechnik GmbH & Co. KG (15%) (35% held by
                               Rohm GmbH & Co. KG)
           1.1.59.  Stockhausen Verwaltungsgesellschaft mbH (100%)
                    -has holdings in Stockhausen GmbH & Co. KG and/or directs that company's business
                    1.1.59.1.  Huls-Stockhausen Kimya Sanayi ve Ticaret A.S.
                               (100%)
                    1.1.59.2.  Stockhausen Far East Ltd. (100%)
                               1.1.59.2.1. Stockhausen Ningbo Chemicals Co. Ltd. (100%)
                    1.1.59.3.  Stockhausen N.V. (99.5%)
                    1.1.59.4.  Stockhausen Nordic AB (100%)
                    1.1.59.5.  Stockhausen Nordic OY (100%)
                    1.1.59.6.  Stockhausen S.A.R.L. (100%)
                    1.1.59.7.  P.T. Stockhausen Asia (85%)
                    1.1.59.8.  Stockhausen Iberia S.A. (100%)
                    1.1.59.9.  Stockhausen Latino Americana Ltd. (100%)
           1.1.60.  Stollberg GmbH (100%)
                    1.1.60.1.  Denain Anzin Metallurgie S.A.S (100%)
                    1.1.60.2. Stollberg Inc. (15%) (85% held by SKW Metallurgical, Inc.)
                    1.1.60.3.  Stollberg Do Brasil (100%)
                    1.1.60.4.  Stollberg India Pvt, Ltd. (100%)
                    1.1.60.5.  Samil-Stollberg Co. Ltd. (50%)
           1.1.61.  Sudsalz GmbH (49%)
                    -produces and markets salt-products
                    1.1.61.1.  Corporacion Firme Gallega S.A. (50%)
                               1.1.61.1.1.    Sal Costa S.A. (51%) (49% held by
                                              Sudsalz GmbH)
                                      1.1.61.1.1.1.   Nutricost S.L. (100%)
                    1.1.61.2.  Nord-Sud Salzhandelsgesellschaft mbH (100%)
                    1.1.61.3. Sal Costa S.A. (49%) (51% held by Corporacion Firme Gallega S.A.)
                    1.1.61.4.  NEHTSALT Trading B.V. (100%)
                    1.1.61.5.  Salzkontor SK Westsachsen GmbH (100%)
                    1.1.61.6. Salzniederlage der Bayerischen Salinen Hermann Leschner GmbH & Co. KG (60%)
                    1.1.61.7.  Solna Spolecnost s.r.o. (100%)
                    1.1.61.8.  Solsan a.s. (100%)

                               1.1.61.8.1.    Solsan Slovakia spol. s.r.o.
                                              (100%)
                    1.1.61.9.  Sudsalz Ges. m.b.H. (100%)
                    1.1.61.10. Tisol Kft. (90%)
           1.1.62.  ThG Vermogensverwaltung GmbH (100%)
                    -currently inactive
           1.1.63.  Traco Labs, Inc. (100%)
           1.1.64.  United Silica (Siam) Ltd. (70%)
                    -currently inactive
           1.1.65.  United Silica Industrial Ltd., (USIL) (100%)
                    -produces filling materials and zeolites
           1.1.66.  Verwaltungsgesellschaft Huls mbH (100%)
                    -acquires and manages holdings
           1.1.67.  Agomet Klebstoffe GmbH (100%)
                    -currently inactive
           1.1.68.  Alliance Peroxide (Pty) Ltd. (100%)
                    -produces and sells peroxide
           1.1.69.  Carbon Black Polska Sp. z.o.o. (100%)
                    -currently inactive
           1.1.70.  Chemikalien G. Carl W. Franck Nachf. GmbH (100%)
                    - currently inactive
           1.1.71.  Degussa Iran AG (100%)
                    -marketing for all business-areas of Degussa AG
           1.1.72.  Degussa Private Limited (100%)
                    -currently inactive
           1.1.73.  DH Achte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.74.  Degussa Argentina S.A. (99.9%)
                    -marketing company for Degussa's businesses
           1.1.75.  Degussa Assekuranz-Kontor GmbH (100%)
                    -procures all types of insurance-businesses
           1.1.76.  DH Dritte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments
           1.1.77.  DH Funfte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.78.  Degussa Korea Limited (100%)
                    -markets products of UB Metall, UB Chemie and GB Dental
           1.1.79.  SKW Piesteritz Holding GmbH (100%)
           1.1.80.  Degussa-Huls Norden AB (100%)
                    -marketing company for Degussa's businesses
           1.1.81.  DH Sechste Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.82.  DH Siebente Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.83. Degussa-Huls Ticaret Limited Sirketi (90%) (10% held by Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH) -marketing for businesses of Degussa AG

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

           1.1.84.  DH Vierte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.85.  DH Zehnte Vermogensverwaltungs-GmbH (100%)
                    -manages own investments; dormant
           1.1.86.  DH Energiebeschaffungs-GmbH (100%)
                    -holding company for Degussa AG's shares in Kraftwerk Ryburg-Schworstadt AG; procures electricity inter alia for the Degussa factory in Rheinfelden, Germany
           1.1.87.  DUCERA Dental Verwaltungsges. m.b.H. (100%)
                    -has holdings in Ducera Dental GmbH & Co. KG; acts as executive for same
           1.1.88.  EFG - Elwenn + Frankenbach GmbH i.L. (75%)
                    -processes materials containing mercury
           1.1.89.  Finanz Universal S.A. (99.9%)
                    -in liquidation
           1.1.90.  GERMED Handelsgesellschaft mbH (100%)
                    -trades in chemical and pharmaceutical products; currently inactive
           1.1.91.  Handelsaktieselskabet C.C. Hermann (100%)
                    -marketing company for Degussa AG's businesses
           1.1.92.  HD Ceracat GmbH (100%)
                    -development and production of catalysts; inactive since
                    1993
           1.1.93.  Huls ASIA PTE LTD. (100%)
                    -supports Degussa's activities in Asia
           1.1.94.  Huls do Brasil Ltda. (100%) -markets/sells chemical products
                    1.1.94.1.   Huls America Latina Ltda. (100%)
           1.1.95.  Degussa Immobilien Verwaltungs-GmbH (100%)
                    -acts as personally liable, executive shareholder of Huls GmbH & Co. KG Immobilien-Service
           1.1.96. Huls Nordic AB (65%) (35% held by Rohm GmbH & Co. KG) -currently inactive
           1.1.97.  Oxxynova GmbH & Co. KG (100%)
                    -processes Paraxylol for polyester-production
           1.1.98.  Oxxynova Verwaltungsgesellschaft mbH (100%)
                    -has holdings in, acts as executive for Oxxynova GmbH & Co.
                    KG
           1.1.99.  PKU Pulver Kautschuk Union GmbH (60%)
                    -holding and management company
           1.1.100. Qingdao Degussa Chemical Company Ltd. (52%)
                    -produces and sells carbon black
           1.1.101. SKW Chemicals (UK) Ltd. (100%)
                    -no business activity
           1.1.102. Thoro Systems Products Limited (UK) (100%)
                    -no business activity
           1.1.103. Verwaltungsgesellschaft fur Degussa-Beteiligungsanteile mbH (100%)
                    -acquires and manages holdings in other companies, both in Germany and internationally

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

                    1.1.103.1. PARAGLAS Sociedade de Acrilicos, Lda. (30%)
                               (70% held by Rohm GmbH & Co. KG)
                    1.1.103.2. Degussa-Huls Ticaret Limited Sirketi (10%)
                               (90% held by Degussa AG)
           1.1.104. Daicel-Huls Ltd. (50%)
                    -produces and sells Polyamid 12, adhesives and coatings
           1.1.105. JJ-Degussa-Huls (S) Pte. Ltd. (49.8%)
                    -markets and sells Degussa's chemical products
           1.1.106. Johs. Oswaldowski GmbH (30.6%)
                    -produces and sells vinegar-products; sells alcohol and methylated spirits
           1.1.107. Kommanditgesellschaft Deutsche Gasrusswerke GmbH & Co.
                    (54.4%)
                    -produces carbon black
           1.1.108. Microtherm International Ltd. (34.9%)
                    -holding and management company
           1.1.109. Polymer Latex GmbH & Co. KG (46.9%)
                    -produces, develops and sells synthetic latex-products; conducts related research
           1.1.110. Polymer Latex Verwaltungs-GmbH (50%)
                    -active in production and sale of products used in the chemical industry, particularly latex-products; acquires and manages holdings; acts as personally liable, executive shareholder of Polymer Latex GmbH & Co. KG

THE FOLLOWING ARE ADDITIONAL COMPANIES OWNED BY DEGUSSA AG; IT IS CURRENTLY UNCLEAR HOW THESE FIT INTO THE STRUCTURE.

2.   All-Tech FSC Inc.
3.   Alumina Chemicals Limited
4.   Aztec Peroxides Inc
5.   Bilstar Limited
6.   Birthorpe Guarantee Company Limited
7.   EGMS
8.   Fine Organics Limited
9.   Hythe Chemicals Limited
10.  Inspec Brasil Limitida
11.  Inspec Deutschland (Holdings) GmbH
12.  Inspec Fibres GmbH
13.  Inspec Finance BV
14.  Inspec Finance Limited
15.  Inspec Fine Chemicals Inc
16.  Inspec Fine Chemicals Limited
17.  Inspec Forms Inc
18.  Inspec France SAS
19.  Inspec Group BV

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

     19.1. Inspec Invesco (24%) (Laporte Amalgamation also has a 76% interest.)
20.  Inspec Group Inc
21.  Inspec Invesco
22.  Inspec Marketing GmbH
23.  Inspec Namheung Chemicals Limited
24.  Inspec Nederland (Holdings) BV
25.  Inspec Pension Trustee Limited
26.  Jayhawk Fine Chemicals Corporation
27.  Kamco Industries Inc
28.  La Mosta Chimie Fine SA
29.  Lap Ned Antillen
30.  Lapo-Chem Limited
     -in liquidation
31.  Lapodorm No. 3 Limited
     -in liquidation
32.  Laporte (DL) Limited
     -in liquidation
33.  Laporte (ECL) Limited
     -in liquidation
34.  Laporte (Holdings) Antilles NV
35.  Laporte (Ningbo) Chemicals Company Limited
36.  Laporte (North America) Limited
37.  Laporte (TBS)
38.  Laporte Acids Limited
39.  Laporte Administration Services Limited
40.  Laporte Amalgamation plc
41.  Laporte AS
42.  Laporte Australia Pty Limited
43.  Laporte Automotive Limited
44.  Laporte BV
45.  Laporte Chelveston Limited
     -in liquidation
46.  Laporte Chemicals BV
47.  Laporte Chemicals Comercio e Participacoes Limitado
48.  Laporte Chemicals Limited
49.  Laporte Employee Benefit Trustees Limited
50.  Laporte Europa Limited
51.  Laporte GmbH
52.  Laporte Group Pension Trustees Limited
53.  Laporte Holding GmbH
54.  Laporte Industrica Australia Pty Limited
55.  Laporte Industries BV
56.  Laporte Industries Limited
57.  Laporte Invesco
58.  Laporte Materials (Barrow) Limited

59.  Laporte Nederland (Holding) BV
60.  Laporte Nederland BV
61.  Laporte Nederlandse Antillen N.V.
62.  Laporte Nominees Limited
63.  Laporte Organisation Pty Limited
64.  Laporte Performance Chemicals BV
65.  Laporte Performance Chemicals SA
66.  Laporte Performance Chemicals UK Limited
67.  Laporte Properties Limited
68.  Laporte Quest Trustees Limited
69.  Laporte SA
70.  Laporte Services BV
71.  Laporte Speciality Organics Far East Limited
72.  Laporte Speciality Organics GmbH
73.  Laporte Speciality Organics Inc
74.  Laporte Speciality Organics Limited
75.  Laporte Speciality Organics Nordic APS
76.  Laporte Speciality Organics SARL
77.  Laporte Speciality Organics Srl
78.  Laporte Speciliaties BV
79.  Laporte Vertriebs GmbH
80.  Perchem Limited
81.  Peroxid-Chemie Gmbh & Co. KG
82.  Peroxid-Chemie Limited
83.  Peroxid-Chemie Verwaltungs-GmbH
84.  Peter Spence & Sons Limited
85.  Plaskern Holdings Pty Limited
86.  Plaskern Pty Limited
87.  Raylo Chemicals Inc.
88.  Sarclear Limited
89.  Synthetic Chemicals Pension Scheme Trustees Limited
90.  Technochemie GmbH & Co. KG
91.  The St. Bernard Insurance Company Limited
92.  W.S. Ferguson & Company Limited
     -in liquidation
93.  Wendstone Chemicals
94.  Wendstone Chemicals Limited
95.  Westbrown Contracts Limited
     -in liquidation
96.  Worrall's Powders Limited

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


OIL

E.ON AG

1. VEBA Oel AG(100.0) - Manages the oil and gas exploration and production, oil processing and marketing and petrochemicals business.
     1.1. ARAL AG & Co KG- (60.6) (VEBA Mineralol Marketing GmbH & Co. KG owns 24.9% and Erdol-Raffinerie-Emsland GmbH & Co. KG owns 13.4%) Service station network through which VEBA Oel markets its gasoline and automotive diesel oil products. -acquires, produces, transports, stores and sells petroleum-products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car-accessories; acquires and manages properties, as well as holdings in other companies
           1.1.1.   AFC Aviation Fuel Company mbH (50.0)
                    -provides services relating to delivering aviation-fuel to airports, including acquiring and transporting the fuel; acquires and manages shares in other companies; manages own investments
           1.1.2.   A.M. Tankstellen GmbH Berlin & Co.KG (100.0)
                    -trades in a broad range of petroleum products and leases gas stations to Aral Berlin GmbH, and engages in a broad range of activities related thereto; can hold shares of other companies
           1.1.3.   Aral Aromatics GMBH (100.0)
                    -procures raw materials, produces and sells chemical-products, particularly benzene; operates pressurized refineries and distillation-plants; acquires and holds holdings in other companies
           1.1.4.   Aral Austria Ges.m.b.H. (100.0)
                    -produces, processes and utilizes, trades in and sells petroleum and its derivatives, benzene and its derivatives, fuels, and petro-chemical products of all kinds; plans, finances, constructs, acquires, operates and leases gas stations and service-centers, storage-spaces (for petroleum and other goods), repair workshops, parking garages, houses, camp grounds, road-houses; acquires, leases and manages real-estate; manages and has holdings in other companies
                    1.1.4.1.   Aral Hungaria Kft. (100.0)
                               -trades in oil-products
                               1.1.4.1.1.     Keresztur Kft. (100.0)
                                              -acquires and utilizes real estate
                    1.1.4.2.   Aral Slovakia spol.sr.o. (100.0)
                               -is authorized to participate in all businesses and activities necessary to/contributing to fulfill the company's objectives; authorized to set up branch offices and subsidiaries, and to acquire holdings in other companies; conducts trade- and agency- activities as a free enterprise
                    1.1.4.3.   Aral Vertriebs GmbH (100.0)

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

                               -trades in goods of all kinds, sells oil and derivatives thereof, fuels, lubricants, car-parts, accessories and goods used for car maintenance; has holdings in other companies, including as personally liable or executive shareholder; is not involved in any banking or stock-exchange -related activities
           1.1.5.   Aral Bau & Technik GmbH (100.0)
                    -constructs and maintains gas stations; is authorized to conduct all business necessary to accomplish that purpose, including acquiring holdings in other companies

           1.1.6.   Aral Berlin GmbH & Co. KG (100.0)
                    -trades in a broad range of petroleum-products and provides related services; leases gas stations to Aral KG; authorized to acquiring holdings in other companies

           1.1.7.   Aral Card Handelsges. MbH (100.0)
                    -trades goods and services related to operating gas stations that involve payment methods other than cash; authorized to acquire holdings in other companies

           1.1.8.   Aral Card Service GmbH (100.0)
                    -promotes implementation of systems that permit non-cash payments , particularly for Aral KG; is authorized to acquire holdings in other companies and establish branches
           1.1.9.   Aral CR a.s. (100.0)
                    -buys, sells and stores fuel and lubricants;
                    supplies same to gas stations
                    1.1.9.1.   Karlovarska realitni spoleonost
                               (100.0)
                               -provides real estate services
                    1.1.9.2.   Modry Diamant s.r.o. (100.0)
                               -buys and re-sells fuel and
                               lubricants; supplies gas stations
                               with same
           1.1.10.  Aral Energie GmbH (100.0)
                    -buys and sells electricity and gas; provides related services; authorized to acquire holdings in other companies
           1.1.11.  Aral Forschung GmbH (100.0)
                    -researches, develops, applies and provides consulting services regarding petroleum-products and -additives, and alternative energy-sources; produces and sells special fuels and lubricants for the auto-industry; tests fuels and lubricants
           1.1.12.  Aral International GmbH (100.0)
                    -has holdings in petroleum-businesses outside of Germany; supervises the management of various subsidiary and holding company functions; authorized to engage in any business necessary to accomplish that purpose
           1.1.13.  Aral Logistigs Service GmbH (100.0)
                    -provides services relating to the petroleum-trade, including transportation and storage services
           1.1.14.  Aral Lubricants GmbH & Co. KG (100.0)
                    -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants; provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel

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

                    1.1.14.1.  Aral Lubrifiants S.A.R.L. (100.0)
                               -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants; provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel
                    1.1.14.2. Aral Romania S.R.L. (100.0) -trades in petroleum-based oils; develops and produces petroleum-products, particularly lubricants;
                               provides related consulting services; sells lubricants, liquid and gas fuel and by-products of the same, solid fuel
           1.1.15.  Aral Lubricants Management GmbH(100.0)
                    -acts as executive, representative, and personally liable shareholder of Aral Lubricants GmbH & Co. KG
           1.1.16.  Aral Luxembourg S.A. (100.0)
                    -buys and sells, imports, exports and produces a broad range of goods, including petroleum and petroleum-products; procures, acquires, and utilizes patents and licenses; has holdings in companies both in Luxembourg and internationally; involved in related real estate businesses
                    1.1.16.1  Aral Services Luxembourg S.A.R.L. (100.0)
                               -operates gas stations, sells fuel and
                               petroleum-products, car-accessories, products used in car-maintenance, and a broad range of other goods (food, newspapers, cigarettes, etc.); imports, exports, and stores petroleum-products; procures, utilizes and transfers patents and licenses; has holdings in other companies, both in Luxembourg and internationally; involved in related real estate businesses
                    1.1.16.2 Aral Tankstellen Services S.a.r.l. (100.0) -operates gas stations, sells fuel and petroleum-products, car-accessories, products used in car-maintenance, and a broad range of other goods (food, newspapers, cigarettes, etc.); imports, exports, and stores petroleum-products; procures, utilizes and transfers patents and licenses; has holdings in other companies, both in Luxembourg and internationally; involved in related real estate businesses
           1.1.17.  Aral Mineralolvertrieb GmbH (100.0)
                    -procures and sells petroleum products and related goods; authorized to acquire holdings in other companies
           1.1.18.  Aral Mobilfunk GmbH (100.0)
                    -markets telecommunications-devices, telephone-cards, and electronic car-accessories, and provides related services for Aral gas stations and marketing companies working in co-operation with Aral KG; is authorized to acquire holdings in other companies
           1.1.19.  Aral Online Gmbh (100.0)
                    -creates and sells software; sells products and provides services related to electronic media, including consulting services, particularly for Aral KG and its subsidiaries
           1.1.20.  Aral Pananino GmbH (100.0)
                    -operates fast-food restaurants, particularly in gas stations; provides consulting and other related services

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

           1.1.21.  Aral Polska Sp. z.o.o. (100.0)
                    -involved in the production of petroleum-refinery products, construction and related technical consulting, operation of gas and service stations, transportation and storage services, wholesale and retail trade of petro-chemical products, machines and equipment used in the automobile-industry, real estate services
           1.1.22.  Aral Shop GmbH (100.0)
                    -trades in goods and services related to the operation of gas stations; authorized to acquire holdings in other companies
           1.1.23.  Aral Systems GmbH (100.0)
                    -provides a broad range of services in the telecommunications area, develops and provides consulting services relating to communication-networks, sells hard- and soft-ware
           1.1.24.  Aral Tankstellen GmbH (100.0)
                    -plans, develops, constructs and operates gas stations; trades in petroleum-products and fuels of all kinds, as well as goods and services related to operating gas stations and storage-spaces; authorized to acquire holdings in other companies
           1.1.25.  Aral Tankstellenfuhrungsgesellschaft mbH (100.0)
                    -operates gas stations and conducts all activities related thereto, including operating fast-food restaurants, shops, and car-washes
           1.1.26.  Aral Truck-Service GmbH (100.0)
                    -oversees marketing activities for Aral-gas stations in all of Europe, with the goal of providing better offers to commercial clients; authorized to conduct all activities necessary to achieve that goal, including acquiring property that could facilitate providing fuel and lubricants to customers, and acquiring holdings in other companies
           1.1.27. Aral Warmeservice GmbH (100.0)- Markets heating oil. -involved in wholesale and retail trade of liquid fuels and petroleum, services including the construction, sanitation, and disposal of energy-plants and service-stations, development of related technologies; authorized to acquire holdings in other companies
                    1.1.27.1.  Bohm GmbH (100.0)
                    1.1.27.2. Doerr & Pfeifer Mineralolhandel GmbH (100.0) -trades in a broad range of petroleum-products, fuels and fertilizers; installs heating-systems and trades in related goods; authorized to create branch-offices and to acquire holdings in other companies
                    1.1.27.3.  MVG Grundstucke Verwaltungs GmbH (50.0)
                               -manages properties, particularly those used to store petroleum- products; acts as personally liable and executive shareholder for MVG Grundstucke GmbH & Co. KG
                    1.1.27.4.  MVG Grundstucke GmbH & Co.KG (100.0)
                               -acquires, rents out and leases property (with and without structures) and buildings
                    1.1.27.5.  Ol + Gas-Feuerungsdienst Hensel GmbH (100.0)

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

                               -installs and repairs oil-, gas- and
                               heating-plants, and apparatus used to maintain the safety of such plants; cleans boilers; authorized to acquire holdings in other companies
                    1.1.27.6.  Tonies Tankdienst GmbH (100.0)
                               -installs oil-tanks and performs services and trades in goods related to maintaining such tanks; authorized to acquire holdings in other companies
                               1.1.27.6.1.    Tankstellenbetriebsgesellschaft
                                              Afrade 26 mbH (100.0)
                                              -operates gas stations and
                                              warehouses
           1.1.28. ARKA Grundstucksnutzungs- und verwertungsges. MbH (100.0) -utilizes all types of properties; authorized to establish branch-offices and to acquire holdings in other companies
           1.1.29.  Bochumer Versicherungsdienst GmbH (100.0)
                    -procures and manages insurance-contracts and related business; handles/settles damage claims; acquires holdings in other companies
           1.1.30.  CCG Grundstucksverwaltungsges. mbH (100.0)
                    -rents out and leases property (with and without structures)
           1.1.31.  Convenience Multi Media GmbH (100.0)
                    -buys and sells entertainment-products, including books, CD-Roms, CDs, videos and DVDs, and conducts related business-activities
           1.1.32.  Decker Gasgerate Service GmbH (100.0)
                    -maintains and repairs gas-equipment
           1.1.33.  Eggert Mineralol AG  (100.0)
                    -acquires, transports, stores and sells petroleum-products, fuels and chemicals; constructs, operates and supplies gas stations
           1.1.34.  Fip Verwaltungs GmbH (50.0)
                    -personally liable, executive shareholder for Heinrich Fip
                    & Co in Osnabruck
           1.1.35.  Fresh Point GmbH & Co. KG (50.0)
           1.1.36.  Gasolin GmbH (100.0)
                    -procures and sells a broad range of petroleum-products and products related thereto
           1.1.37.  Heinrich Fip GmbH & Co. (50.0)
                    -trades in petroleum-products; authorized to create branch-offices
           1.1.38.  ING Leasing GmbH & Co. Alpha-Quebec oHG (95.0)
                    -buys and sells properties, manages, utilizes and rents out same, and conducts related activities
           1.1.39. Jaros Grundstucksgesellschaft mbH & Co. oHG (95.0) -acquires and constructs, rents out, utilizes and manages properties and buildings
           1.1.40.  Kidstation GmbH (100.0)
                    -operates and markets Internet-services, portal websites, markets products via the Internet and conducts related activities
           1.1.41. NAMUR Grundstucksverwaltungsges. mbH & Co. oHG (95.0) -leases property to Aral
           1.1.42.  NTG Norddeutsche Tankstellen AG (45.0)

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

                    -procures property to be used for the construction of gas stations (operated by third parties); acquires and transfers other real estate
           1.1.43.  Sanitar- und Heizungstechnik Decker GmbH (100.0)
                    -provides sanitation and heating-related services; has holdings in related companies
           1.1.44.  SIS-Schnellimbissstatten- und Tankstellenbetriebsges.
                    MbH (100.0)
                    -operates restaurants, particularly near gas stations; operates gas stations; acquires holdings in other companies; involved in wholesale and retail trade of a broad range of goods
           1.1.45.  TRANS-TANK Lager- und Transportges. MbH (100.0)
                    -constructs, manages and operates petroleum-warehouses; transports petroleum-products
           1.1.46.  TSG Tankstellen Support GmbH (100.0)
                    -provides commercial and technical services for gas stations
           1.1.47.  Aral Logistics Service GmbH (100.0)
           1.1.48.  VEBA Warmetechnik GmbH (100.0)
                    -provides technical services, particularly related to storage, construction, maintenance, sanitation and disposal of energy-plants and service-stations, and the development of technology in these areas
           1.1.49.  Warmetechnik Leickel GmbH (100.0)
                    -involved in planning, developing, and maintaining a broad range of technical systems, including heating-, sanitation-, and air-conditioning systems, and trades in related products
     1.2.  Aral Management AG (100.0)
           -"unlimited partner" and manager of Aral AG & Co KG; produces, acquires, transports, stores and sells a broad range of products, including petroleum-products, fuels, and car-accessories; acquires and manages properties; has holdings in other companies
     1.3.  Erdol- Raffinerie-Emsland GmbH (100.0)
           -acquires and manages holdings in companies involved in processing oil, and producing and selling petroleum; also assumes personal liability for same
     1.4.  Erdol-Raffinerie-Emsland GmbH & Co. KG (100.0)
           -processes, transports, stores and makes available petroleum, petroleum-products, gas-products; produces petro-chemical products
           1.4.1    ARAL AG & Co KG (13.4) (VEBA Mineralol Marketing GmbH &
                    Co. KG owns 24.9% and VEBA Oel AG directly owns 60.6%) -acquires, produces, transports, stores and sells petroleum-products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car-accessories; acquires and manages properties, as well as holdings in other companies
           1.4.2 Heizol-Handelsgesellschaft mbH (25.0) (VEBA Mineralol Marketing GmbH & Co. KG owns 25%, and VEBA Oel AG owns 50% directly.)
                    -trades in heating-oil and conducts related activities; inactive since 1992
     1.5.  Heizol-Handelsgesellschaft mbH (50.0) (VEBA Mineralol Marketing
           GmbH & Co. KG owns 25% and Erdol-Raffinerie-Emsland GmbH &
           Co. KG owns 25%)
           - trades in heating-oil and conducts related activities; inactive since 1992

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

     1.6.  Kohleol-Anlage Bottrop GmbH (100.0)
           -previously involved in hydrogenation of coal; currently inactive
     1.7.  MQG Mitarbeiter Qualifizierungs GmbH (100.0)
           -provides consulting and training to former employees of VEBA Oel AG and companies it has holdings in, with the goal of reducing unemployment levels amongst such former employees
     1.8.  RGV Rohol-Gewinnungs- und Verarbeitungs GmbH & Co. KG (100.0)
           -has holdings in Veba Oil & Gas GmbH (in Essen, Germany)
           1.8.1 VEBA Oil & Gas GmbH (19.7) (VEBA Oel AG directly owns 80.3%) -holding company
     1.9.  RGV Verwaltungs GmbH (100.0)
           -is personally liable shareholder for RGV Rohol-Gewinnungs-und-Verarbeitungs-GmbH & Co. KG; manages its businesses
     1.10. VBM VEBA Beteiligungsgesellschaft f. Mineralolvertrieb mbh (100.0) -has holdings in Veba Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG, and conducts related activities
           1.10.1. VEBA Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG (10.0) (VEBA Oel AG owns 90% directly) -acquires and manages holdings in VMM KG (Hamburg) and all rights and obligations connected to such holdings
     1.11. VEBA Beteiligungsgesellschaft fur Mineralolvertrieb mbH & Co. oHG (90.0)(VBM VEBA Beteiligungsgesellschaft f. Mineralolvertrieb mbh owns a 10% interest)
           -acquires and manages holdings in VMM KG (Hamburg) and all rights and obligations connected to such holdings
           1.11.1.  VEBA Mineralol Marketing GmbH & Co. KG (100%)
                    -buys and sells petroleum-products and related products
                    1.11.1.1   ARAL AG & Co KG (24.9)
                               (Erdol-Raffinerie-Emsland GmbH & Co. KG owns
                               13.4% and VEBA Oel AG owns directly 60.6%)
                               -acquires, produces, transports, stores and sells petroleum- products and fuels, particularly those produced by the shareholders; sells a broad range of products, including car- accessories; acquires and manages properties, as well as holdings in other companies
                    1.11.1.2 Heizol-Handelsgesellschaft mbH (25.0) (Erdol-Raffinerie- Emsland GmbH & Co. KG owns
                               25% and VEBA Oel AG owns 50% directly) -trades in heating-oil and conducts related activities; inactive since 1992
                    1.11.1.3   VMM Veba Mineralol Marketing GmbH
                               -personally liable shareholder
                               for Veba Mineralol Marketing GmbH & Co. KG
                               (Hamburg);manages its businesses and conducts related activities
     1.12  VEBA Mineralolmarketing GmbH (100.0)

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

     1.13 VEBA Oil & Gas GmbH (80.3) (RGV Rohol-Gewinnungs- und Verarbeitungs GmbH & Co. KG owns a 19.7% interest) -holding company
           1.13.1   DEMINEX  BELIZE PETROLEUM Ltd (100.0)
                    -without franchise; inactive
           1.13.2   DEMINEX Iran Oil Company (100.0)
                    -without franchise; inactive
           1.13.3   German Oil & Gas Egypt GmbH (49.0)
                    -locates and extracts mineral resources, including petroleum, natural gas and other hydrocarbons, in Egypt, and conducts related business-activities
           1.13.4   RWE-DEA Norway GmbH(21.3)
                    - locates and extracts mineral resources, including petroleum, natural gas and other hydrocarbons, in Norway, and conducts related business-activities
           1.13.5   VEBA Oil & Gas Algeria GmbH (100.0)
                    -currently inactive
           1.13.6   VEBA Oel Kasachstan GmbH (100.0)
                    -locates, extracts, transports, stores, and sells hydrocarbons
           1.13.7   VEBA Oil & Gas La Ceiba GmbH
                    -locates and extracts hydrocarbons, particularly in Venezuela; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.8   VEBA Oil & Gas Cerro Negro GmbH (100.0)
                    -treats/produces hydrocarbons, particularly in Venezuela; transports, stores and sells the same
           1.13.9   EBA Oel de Venezuela S.A. (100.0)
                    -public relations
           1.13.10  VEBA Oil & Gas Al Waleed GmbH (100.0)
                    -currently inactive
           1.13.11  VEBA Oil & Gas Ash Sham GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.12  VEBA Oil & Gas Beteiligungs GmbH (100.0)
                    -holding company of DX Canada
                    1.13.12.1  DEMINEX (Canada) Ltd. (100.0)
                    -currently inactive
           1.13.13  VEBA Oil & Gas Deir Ez Zor GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.14  VEBA Oil & Gas Euphrates GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Syria; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.15  VEBA Oil & Gas Faroes GmbH (100.0)

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

                    -locates and extracts hydrocarbons, particularly in the
                    Faro Islands; buys, transports and sells oil and natural gas, and conducts related activities
           1.13.16  VEBA Oil & Gas Hanze GmbH (100.0)
                    -locates and extracts mineral resources, particularly oil
                    in the Netherlands; conducts related activities
           1.13.17  VEBA Oil & Gas Sumatra GmbH (100.0)
                    -inactive
           1.13.18  VEBA Oil & Gas Syria GmbH (100.0)
                    -locates and extracts gas and liquid hydrocarbons; processes natural gas
           1.13.19  VEBA Oil & Gas Trinidad GmbH (100.0)
                    -locates and extracts hydrocarbons, particularly in Trinidad; buys, transports and sells natural gas and oil; conducts related activities
           1.13.20  VEBA Oil & Gas UK Ltd. (100.0)
                    -locates, extracts and sells hydrocarbons
                    1.13.20.1  DEMINEX ss Ltd. (100.0)
                               -currently inactive
           1.13.21  VEBA Oil Denmark GmbH (100.0)
                    -locates, extracts, transports, stores and sells
                    hydrocarbons
           1.13.22  VEBA Oil EXPLORATION LIBYA GmbH (100.0)
                    -conducts oil exploration-activities
           1.13.23  VEBA Oil LIBYA GmbH (100.0)
                    - locates, extracts, transports, stores and sells
                    hydrocarbons
           1.13.24  VEBA Oil & Gas Netherlands B.V. (100.0)
                    -locates, extracts and sells hydrocarbons; subsidiaries conduct same activities
                    1.13.24.1  VEBA Oil Nederland Aardgas B.V. (100.0)
                    1.13.24.2  VEBA Oil Nederland IJssel B.V. (100.0)
                    1.13.24.3  VEBA Oil Nederland Maas B.V. (100.0)
                    1.13.24.4  VEBA Oil Nederland Vecht B.V. (100.0)
                               1.13.24.4.1    VEBA Oil Nederland Lek B.V.
                                              (100.0)
                    1.13.24.5  VEBA Oil Nederland Waal B.V. (100.0)
     1.14  VEBA Oil Refining & Petrochemical GmbH (100.0)
           -engages in refining and trading of petrochemicals.
           1.14.1   RUHR OEL GmbH (50.0)
                    -processes oil, tar and other mineral resources; produces and refines petrochemical-products
           1.14.2 Ruhr-Schwefelsaure GmbH (40.0) (Braunschweigerische Kohlen-Bergwerke AG also has a 40% interest.) [to be retained; listed here solely to maintain structure]
                    -trades in sulphur, sulphuric acid
                    1.14.2.1 Ruhrtrans GmbH (100.0)
                    -procures transportation- and shipping- services; authorized to acquire holdings in other companies
           1.14.3   VEBA Oel TECHNOLOGIE und AUTOMATISIERUNG GmbH (100.0)

                    -develops and markets alternative energy sources and technologies, operates plants making use of such energy sources & technologies (with a focus on developing) automation-systems; provides engineering and technical services
           1.14.4   VEBA Oel VEG GmbH (100.0)
                    -produces and sells chemical products, conducts related research
           1.14.5   VEBA Oel Verarbeitungs-GmbH (100.0)
                    -operates refineries and petro-chemical plants, and conducts related activities
           1.14.6 VEBA Oil SUPPLY AND TRADING GmbH (100.0)- Trades crude oil and distributes petroleum products. -supplies refineries owned by Veba Oel's holding companies with oil and raw materials; trades in petroleum-products
                    1.14.6.1   Stinnes Interoil AG (100.0)
                               -engages in international trade of
                               petroleum-products
                    1.14.6.2 VEBA Oil SUPPLY AND TRADING Pte Ltd. (100.0) -trades crude oil and distributes petroleum-products in Singapore
                    1.14.6.3   VEBA Oil SUPPLY AND TRADING S.A. (100.0)
                               -trades crude oil and distributes
                               petroleum-products in Argentina
                    1.14.6.4   VEBA Oil SUPPLY AND TRADING S.R.L. (100.0)
                               -trades crude oil and distributes
                               petroleum-products in Italy; currently
                               inactive

REAL ESTATE


E.ON AG
1. Viterra AG (100.0) Engages in residential and commercial investment, development and services.
     1.1. Aktiengesellschaft Hellerhof (13.2) Engages in residential and commercial investment, development and services
     1.2. Komercni zona Rudna a.s. (100.0) Engages in residential and commercial investment, development and services.
     1.3. VBW Bauen und Wohnen GmbH (14.2) Engages in residential and commercial investment, development and services
     1.4.  V.I.M.G. VIAG Immobilien-Management GmbH (100.0)
          -acquires, manages and develops property; provides consulting regarding same
     1.5. Viterra Energy Services AG (100.0) Provides utility management services for electricity, gas and water services.
           1.5.1.   Viterra Energy Services Romania s.r.l. (100.0)
           1.5.2.   ista Dienstleistungs GmbH (100.0)
           1.5.3.   Viterra Energy Services s.r.o. (Minsk) (100.0)
           1.5.4.   Viterra Energy Services s r.o. (Prague) (100.0
                    1.5.4.1.   CALMET spol.s.r.o. (100.0)
                    1.5.4.2.   EWT-SERVIS s.r.o. (100.0)
           1.5.5.   Viterra Energy Services o.o.o.( Moskau)  (99.0)
           1.5.6.   Viterra Energy Services Kft. (100.0)
           1.5.7.   Viterra Energy Services EOOD (100.0)
           1.5.8.   ista Hellas GmbH (98.5)
           1.5.9.   Viterra Energy Services Spz o.o. (Warschau) (100.0)
           1.5.10.  Viterra Energy Services s.r.o. (Bratislava) (100.0)
           1.5.11.  Viterra Energy Services s.r.l. (Rom) (100.0)
           1.5.12.  Viterra Energy Services S.A. (Antwerp) (99.6)
           1.5.13.  Viterra Energy Services S.A. (Madrid) (100.0)
                    1.5.13.1.  Incatema S.L. (100.0)
                               1.5.13.1.1.    Incatema do Brasil S.L. (100.0)
           1.5.14.  Lacemede Ltd. (100.0)
                    1.5.14.1.  Lowri Beck Ltd. (100.)
           1.5.15.  Viterra Energy Services Ltd. (100.0)
                    1.5.15.1.  RK Clorius Mainmet Limited (100.0)
                    1.5.15.2.  Utily Energy Solutions Limited (65.0)
           1.5.16.  Viterra Energy Services GmbH (Howald) (100.0)
           1.5.17.  Viterra Energy Services Ges.m.b.H. & Co. KG (Wien) (100.0)
                    1.5.17.1.  GTE-Gebaude-Technik-Energie-Betriebs-und
                               Verwaltungsgesellschaft m. b.H & Co. KG (28.0)
                    1.5.17.2.  GTE-Gebaude-Technik-Energie-Betriebs-und
                               Verwaltungsges. m. b. H. (29.0)
           1.5.18.  Viterra Energy Services Ges.m.b.H. (100.0)

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

           1.5.19.   Viterra Energy Services B.V. (100.0)
           1.5.20.  VES Operations GmbH (100.0)
           1.5.21.  Viterra Energy Services A/S (Ballerup) (100.0)
                    1.5.21.1.  Viterra Energy Services Oy (Helsinki)(100.0)
                    1.5.21.2.  Viterra Energy Services AS  (Oslo) (100.0)
                    1.5.21.3.  Clorius Varmemalerkontor I/S (73.7)
                    1.5.21.4.  Etrem AB (100.0)
                               1.5.21.4.1.    Etrem AS (100.0)
                               1.5.21.4.2.    Etrem Oy (100.0)
           1.5.22.  Viterra Energy Services S.A.S. (Lyon) (100.0)
                    1.5.22.1.  Phinelec Comptage Immobilier (PCI) S.A. (34.0)
                    1.5.22.2.  Eurocompteur S.A. (100.0)
           1.5.23.  Viterra Energy Services GmbH & Co. KG (100.0)
                    1.5.23.1.  Viterra Energy Services GmbH (100.0)
                    1.5.23.2. RAAB KARCHER Grundstucke GmbH & Co ista Immobilien KG (100.0)
           1.5.24.  Viterra Energy Services AG (Zofingen) (100.0)
           1.5.25.  Tianjin Viterra Energy Accounting Technology Company
                    (100.0) -provides utility management services for electricity, gas and water
           1.5.26.  EVB Energietechnische Vertriebs- und Beratungsges.
                    MbH (15.0)
           1.5.27.  Viterra Energy Services Tehran Co. Ltd. (49.0)
     1.6.  Viterra Wohnen AG (100.0)
           -provides management related services for residential real estate properties of Viterra AG.
           1.6.1. Bagus Gesellschaft fur Unternehmensberatung und Systemlosungen mbH (80.0)
           1.6.2.   URBANA Residenz Betriebsgesellschaft mbH (100.0)
           1.6.3.   CONTEGA BAUTECHNIK GmbH (100.0)
           1.6.4.   Viterra WohnCom  GmbH (100.0)
           1.6.5.   Viterra Wohnpartner Ventures GmbH (100.0)
     1.7. Viterra Gewerbeimmobilien GmbH (97.4) Commercial real estate business that focuses on investment and development.
           1.7.1.   An den Garten Projektentwicklungsgesellschaft mbH (100.0)
           1.7.2.   Grundstucksgesellschaft Drei Stauffenberg (100.0)
           1.7.3.   Grundstucksverwaltungsgesellschaft Lennestrasse A3 mbH
                    (90.0)
           1.7.4.   Grundstucksgesellschaft Eins Stauffenbergstrasse mbH
                    (100.0)
           1.7.5.   Grundstucksgesellschaft Zwei Stauffenbergstrasse mbH
                    (100.0)
           1.7.6.   Zeppelinstrasse Projektentwicklungs GmbH (100.0)
           1.7.7.   Viktoria Quartier Verwaltungs GmbH(50.0 )
           1.7.8.   Viktoria Quartier Entwicklungsgesellschaft mbH & Co. KG
                    (50.0)
           1.7.9.   V.I.M.G. VIAG Immobilien-Management GmbH (100.0)
           1.7.10.  Viterra Gewerbeimmobilien erste
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.11.  Viterra Gewerbeimmobilien zweite
                    Projektentwicklungsgesellschaft mbH (100.0)

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

           1.7.12.  Viterra Gewerbeimmobilien dritte
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.13.  Viterra Gewerbeimmobilien vierte
                    Projektentwicklungsgesellschaft mbH (100.0)
           1.7.14.  Viterra Gewerbeimmobilien funfte
                    Projektentwicklungsgesellschaft mbH (100.0)
     1.8. Viterra Contracting GmbH (100.0) Designs, finances, constructs and operates heating systems for Viterra and third parties.
           1.8.1.   WGB Warme GmbH Berlin (50.0)
           1.8.2.   ENERGIE INVEST Ges.m.b.H. (49.0)
           1.8.3. ECG Energie-Contracting Ges.m.b.H. Gesellschaft fur Energiemanagement (51.0)
                    1.8.3.1. ICF Contracting und Finanzierungsges.m.b.H. (100.0)
     1.9. Viterra Baupartner AG (100.0) Engages in the acquisition of building sites and the development, planning and marketing of real estate projects.
           1.9.1.   Projektentwicklungsgesellschaft Pro Zentrum Selm mbH (100.0)
           1.9.2.   Arbeitsgemeinschaft Wohnungs- und Gewerbebau Wittenberg
                    (70.0)
           1.9.3. Planbemiddeling en Bouwmaatschappij Noord Oost Nederland B.V. (100.0).
           1.9.4.   Wohnanlage Rostock - J.-Kepler-Strasse - GbR (99.5)
           1.9.5.   Wohnwert-Park Bruhl Grundstucksentwicklungs-GmbH (99.0)
           1.9.6.   Viterra Bouwpartner B.V. (100.0)
           1.9.7.   Wohnanlage Wittenberg-Apollensdorf GbR (99.5)
           1.9.8. VDU-Grundstucksverwaltungsges. Leipzig-Probstheida mbH & Co. Entw. KG (50.0)
           1.9.9.   Stadtentwicklungsgesellschaft Weimar mbH (50.0)
           1.9.10.  VDU-Grundstucksverwaltungs Leipzig-Probstheida mbH (50.0)
           1.9.11.  Projektentwicklungsgesellschaft Wetter (Ruhr)-REME mbH(30.0)
           1.9.12.  Wohnpark Oer-Erkenschwick GbR(50.0)
           1.9.13.  Wohnpark Linden GbR(50.0)
     1.10. Viterra Baupartner Polska Spolka z o.o. (100.0) Provides residential and commercial real estate investment, development and related services.
           1.10.1. Raab Karcher Security International Sp. z o.o.(50.0) Provides residential and commercial real estate investment, development and related services.
     1.11. Viterra Grundstucke Verwaltungs GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.12. Viterra Logistik-immobilien GmbH & Co. KG (100.0) Provides residential and commercial real estate investment, development and related services.
     1.13. Viterra Wohnen Gruppe Nord AG & Co. KG (100.0) Provides residential and commercial real estate investment, development and related services.
     1.14. Viterra Wohnungsgesellschaft II mbH (83.7) (VEBA Oil Refining & Petrochemicals GmbH owns 16.3%) Provides residential and commercial real estate investment, development and related services.
           1.14.1. Viterra Wohnungsgesellschaft I mbH (40.2) (Viterra AG owns 58.2%)
                    1.14.1.1. Deutsche Bau- und Grundstucks Aktiengesellschaft (50.0)
           1.14.2. GSB Gesellschaft zur Sicherung von Bergmannswohnungen mbH (56.2)

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

           1.14.3.  Wohnungsgesellschaft Huls mbH (98.0)
     1.15. WIS Consult GmbH fur wohnungswirtschaftliche Informationssysteme
           (68.9)
           -provides residential and commercial real estate investment, development and related services.
     1.16. Risinghill B.V. (50.0) Provides residential and commercial real estate investment, development and related services.
     1.17. Creative Hobbies Gmbh (49.0) Provides residential and commercial real estate investment, development and related services.
     1.18. U.S.T. Richter Unternehmen fur Spezialtransporte GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.19. Viterra Ceska, spol. s.r.o. (100.0) Provides residential and commercial real estate investment, development and related services.
     1.20. Viterra Corporate Audit GmbH (100.0) Provides residential and commercial real estate investment, development and related services.
     1.21. VITERRA FRANCE S.A. (100.0) Provides residential and commercial real estate investment, development and related services.
     1.22. Deutschbau-Holding GmbH (50.0) Provides residential and commercial real estate investment, development and related services.
     1.23. TREUCONSULT Immobilien GmbH (35.0) Provides residential and commercial real estate investment, development and related services.
     1.24. WBRM-Holding GmbH (50.0) Provides residential and commercial real estate investment, development and related services.
     1.25. Friedrich-Ebert-Allee Bonn GbR (25.0)
     1.26. Viterra Sicherheit + Service GmbH, Wien (100.0)
     1.27. ASS Allgemeine Sicherheitssysteme GmbH i.L. (100.)

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

DISTRIBUTION

A)   Klockner & Co Aktiengesellschaft

E.ON AG

1.   E.ON Energie AG [included here solely to illustrate structure; to be retained]
     1.1. Aviga Aktiengesellschaft (100.0) - Holding company for Klockner -acquires, holds, manages and sells holdings
           1.1.1. Aviga Verwaltungsgesellschaft fur Beteiligungen AG & Co KG (100.0)
                    -holding
           1.1.2. BANDURA Grundstucks-Verwaltungsges. mbH & Co. KG (94.0) -acquires, rents, utilizes and manages property
           1.1.3. Klockner & Co Aktiengesellschaft (100.0)- Metal distributor in Europe and North America.
                    -acquires, holds and manages holdings
                    1.1.3.1.   Buysmetal N.V. (100.0)
                               -involved in steel-trade
                               1.1.3.1.1.     Buysmetal S.A. (100.0)
                                              -in liquidation
                               1.1.3.1.2.     O-D-S N.V. (51.0) - ODS B.V. owns
                                              49.0%.
                               1.1.3.1.3.     ODS Metals N.V. (51.0)  ODS B.V.
                                              owns 49.0%
                    1.1.3.2.   Debrunner Koenig Holding AG (60.0)
                               -holding
                               1.1.3.2.1.     D & A Management und Beratung
                                              (100.0)
                                              -manages and consults the D&A
                                              Group & others
                               1.1.3.2.2.     D&A Metall AG (100.0)
                                              -trades metal-products
                               1.1.3.2.3.     Debrunner AG (100.0), Nefels
                                              -treats and trades
                                              construction-iron
                               1.1.3.2.4. Debrunner AG (100.0), St. Gallen -trades in and treats steel, metals and synthetics
                                      1.1.3.2.4.1.    Acifer Holding AG (100.0)
                                                      -acquires, holds and
                                                      manages holdings
                                           1.1.3.2.4.1.1.    Acifer Dreispitz AG
                                                             (100.0)
                                                             -involved in
                                                             steel-trade
                                           1.1.3.2.4.1.2.    Acifer Landquart AG
                                                             (100.0)
                                                             -involved in
                                                             steel-trade
                                           1.1.3.2.4.1.3.    Acifer
                                                             Ostermundigen AG
                                                             (100.0)
                                                             -involved in steel
                                                             trade
                                           1.1.3.2.4.1.4.    Acifer Regensdorf
                                                             AG (100.0)
                                                             -involved in steel
                                                             trade
                                           1.1.3.2.4.1.5.    Acifer Rothenburg
                                                             AG (100.0)
                                                             -involved in steel
                                                             trade
                                           1.1.3.2.4.1.6.    Acifer Visp AG
                                                             (100.0)

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

                                                             -involved in steel
                                                             trade
                                           1.1.3.2.4.1.7.    D&A Zentrallager
                                                             AG (100.0)
                                                             -involved in steel
                                                             trade
                                           1.1.3.2.4.1.8.    Davum Construction
                                                             S.A. (100.0)
                                                             - involved in steel
                                                             trade
                                           1.1.3.2.4.1.9.    Feracier S.A.
                                                             (100.0)
                                                             - involved in
                                                             steel trade
                                           1.1.3.2.4.1.10.   IBAG Zentralschweiz
                                                             Industrie- und
                                                             Baubedarf AG
                                                             (100.0)
                                                             - involved in
                                                             steel trade
                               1.1.3.2.5. Debrunner AG (100.0), Wettingen -trades in and treats steel, metals, synthetics and hardware
                               1.1.3.2.6. Debrunner SA (100.0), Gubiasco -trades in steel, metals and synthetics
                               1.1.3.2.7. Debrunner SA (100.0), Lausanne -trades in steel, metals, iron and tools
                               1.1.3.2.8. Debrunner SA (100.0), Fribourg -trades in steel, metals and plastics
                               1.1.3.2.9.     Koenig Feinstahl AG
                                              -trades in and treats metals,
                                              sheet metals
                                      1.1.3.2.9.1.    Koenig USA Ltd. (100.0)
                               1.1.3.2.10.    Koenig Verbindungstechnik AG
                                              (100.0)
                                              -produces, treats and trades
                                              tools, machines; provides
                                              consulting services regarding same
                                      1.1.3.2.10.1.   Koenig Austria Ges.m.b.H.
                                                      (100.0)
                                                      -trades, develops and
                                                      produces connecting-and
                                                      fastening-materials
                                      1.1.3.2.10.2.   Koenig Verbindungstechnik
                                                      GmbH (100.0)
                                                      -trades, develops and
                                                      produces
                                                      fastening-materials
                                      1.1.3.2.10.3.   KVT Polska GmbH (100.0)
                                                      -produces
                                                      fastening-materials
                    1.1.3.3.   Klockner Aluminium S.r.L. (100.0)
                               -trades aluminum
                    1.1.3.4.   Klockner Benelux N.V. (100.0)
                               -trades steel
                               1.1.3.4.1.     N.V. Sumex S.A. (100.0)
                    1.1.3.5.                  Klockner & Co Financial Services
                                              B.V. (100.0)
                                              -finance company for the Klockner
                                              & Co
                               1.1.3.5.1. Smits Rolluiken en Zonwering B.V. (100.0)
                                              -trades in, produce, install
                                              roller-shutters,protection for
                                              shop windows, and metal and
                                              synthetic shutters
                    1.1.3.6.   Klockner Commerciale S.p.A.(100.0)
                    1.1.3.7. Klockner Dienstleistungs-AG & Co KG (100.0) -provides management services
                    1.1.3.8. Klockner Distribution Industrielle S.A (85.7) -holding

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

                               1.1.3.8.1.     KDI Courtages S.A. (99.8)
                               1.1.3.8.2.     KDI SA (100.0)
                                              -trades steel, metals,
                                              construction-material
                                      1.1.3.8.2.1.    Davum Ocean Indien SA
                                                      (100.0)
                                                      -trades mining-products
                                      1.1.3.8.2.2.    Davum TCM SA (100.0)
                                                      -trades electronic and
                                                      electric materials
                                      1.1.3.8.2.3.    Hardy Floirac SCI (90.0)
                                      1.1.3.8.2.4.    KDe-Business (100.0)
                                                      -data processing for
                                                      companies in the KDI-
                                                      enterprise
                                      1.1.3.8.2.5.    KDI Immobilier SA (100.0)
                                                      -conducts real estate
                                                      business for the
                                                      KDI-enterprise
                                      1.1.3.8.2.6.    Nocafex SA (100.0)
                                                      -trades steel and metals
                                      1.1.3.8.2.7.    Prafer SNC (100.0)
                                                      -treats steel-products
                                      1.1.3.8.2.8.    Promet International SA
                                                      (100.0)
                                                      -trades metal-products
                    1.1.3.9.   Klockner Iberica S.L. (100.0)
                               -holding company
                               1.1.3.9.1.     Comercial de Laminados S.A.
                                              (100.0)
                                              -holding company
                                      1.1.3.9.1.1.    Cortichapa S.A. (30.0)
                                                      The following subsidiaries
                                                      also hold an interest:
                                                      Hierros del Turia S.A.
                                                      (15.0); Hierros
                                                      Guadalquivir S.A.(15.0);
                                                      Materiales Siderurgicos
                                                      S.A (15.0); Perfiles
                                                      Aragon S.A. (10.0); and
                                                      Suministros
                                                      Loinaz S.A.(10.0)
                                                      -steel service center
                                      1.1.3.9.1.2.    Ferros do Litoral S.A.
                                                      (50.0)
                                                      -trades steel and
                                                      iron-products
                                      1.1.3.9.1.3.    Hierros del Cantabrico
                                                      S.A. (100.0)
                                                      -trades steel
                                           1.1.3.9.1.3.1.    Nortichapa S.A.
                                                             (12.5) Comercial de
                                                             Laminados S.A. also
                                                             holds a 77.5%
                                                             direct interest.
                                                             -steel service
                                                             center
                                      1.1.3.9.1.4.    Hierros del Elbro S.A.
                                                      (100.0)
                                                      -trades steel
                                      1.1.3.9.1.5.    Hierros del Turia S.A.
                                                      (68.8)
                                                      -trades steel
                                           1.1.3.9.1.5.1.    Cortichapa S.A.
                                                             (15.0) The
                                                             following
                                                             subsidiaries also
                                                             hold an interest:
                                                             Comercial de
                                                             Laminados (30.0);
                                                             Hierros
                                                             Guadalquivir
                                                             S.A.(15.0);
                                                             Materiales
                                                             Siderurgicos S.A

                                                             (15.0); Perfiles
                                                             Aragon S.A. (10.0);
                                                             and Suministros
                                                             Loinaz S.A.(10.0)
                                                             -steel service
                                                             center
                                      1.1.3.9.1.6.    Hierros Guadalquivir
                                                      S.A. (100.0)
                                                      -trades steel
                                           1.1.3.9.1.6.1.    Cortichapa S.A.
                                                             (15.0) The
                                                             following
                                                             subsidiaries also
                                                             hold an interest:
                                                             Hierros del Turia
                                                             S.A. (15.0)
                                                             Commercial de
                                                             Laminados S.A.
                                                             (30.0); Materiales
                                                             Siderurgicos S.A
                                                             (15.0); Perfiles
                                                             Aragon S.A. (10.0);
                                                             and Suministros
                                                             Loinaz S.A.(10.0)
                                                             -steel service
                                                             center
                                      1.1.3.9.1.7.    Materiales Siderurgicos
                                                      S.A. (100.0)
                                                      -trades steel
                                           1.1.3.9.1.7.1.    Cortichapa S.A.
                                                             (15.0) The
                                                             following
                                                             subsidiaries also
                                                             hold an interest:
                                                             Hierros del Turia
                                                             S.A. (15.0);
                                                             Hierros
                                                             Guadalquivir
                                                             S.A.(15.0);
                                                             Comercial de
                                                             Laminados S.A.
                                                             (30.0) Perfiles
                                                             Aragon S.A. (10.0);
                                                             and Suministros
                                                             Loinaz S.A.(10.0)
                                                             -steel service
                                                             center
                                      1.1.3.9.1.8.    Nortichapa S.A. (77.5)
                                                      Hierros del Cantabrico
                                                      S.A. holds a 12.5%
                                                      interest.
                                                      -steel service center
                                      1.1.3.9.1.9.    Perfiles Aragon S.A.
                                                      (100.0)
                                                      -produces and trades steel
                                           1.1.3.9.1.9.1.    Cortichapa S.A
                                                             (10.0) The
                                                             following
                                                             subsidiaries also
                                                             hold an interest:
                                                             Hierros del Turia
                                                             S.A. (15.0);
                                                             Hierros
                                                             Guadalquivir
                                                             S.A.(15.0);
                                                             Materiales
                                                             Siderurgicos S.A
                                                             (15.0);Comercial de
                                                             Laminados S.A.
                                                             (30.0); and
                                                             Suministros Loinaz
                                                             S.A.(10.0)
                                                             -steel service
                                                             center
                                      1.1.3.9.1.10.   Sidertrading S.A. (100.0)
                                                      -trades steel
                                      1.1.3.9.1.11.   Suministros Loinaz S.A.
                                                      (100.0)
                                                      -trades steel
                                           1.1.3.9.1.11.1.   Cortichapa S.A.
                                                             (10.0) The
                                                             following
                                                             subsidiaries also
                                                             hold an interest:
                                                             Hierros del Turia
                                                             S.A. (15.0);
                                                             Hierros
                                                             Guadalquivir
                                                             S.A.(15.0);
                                                             Materiales
                                                             Siderurgicos S.A
                                                             (15.0); Perfiles
                                                             Aragon S.A. (10.0);
                                                             and Comercial de
                                                             Laminados S.A.
                                                             (30.0)
                                                             -steel service
                                                             center
                    1.1.3.10. Klockner Information Services GmbH (100.0) -data-processing

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

                    1.1.3.11.  Klockner Italiana S.R.L (100.0)
                    1.1.3.12.  Klockner Metal Service S.A. (100.0)
                               -trades in and stores metals (particularly
                               aluminum) and plastics
                    1.1.3.13. Klockner Namasco Holding Corporation (82.4) NAMASCO LIMITED holds a 17.6% interest.
                               -holding company
                               1.1.3.13.1.    Namasco Corporation (100.0)
                                              -trades steel
                    1.1.3.14.  Klockner Participaties B.V. (100.0)
                               -holding company
                               1.1.3.14.1.    B.V. Aluminium Verkoop Zuid
                                              (A.V.Z.) (100.0)
                                              -trades, processes and
                                              manufactures aluminum and plastic-
                                              products
                               1.1.3.14.2.    ODS B.V. (100.0)
                                              -trades in steel, aluminum and
                                              synthetics
                                      1.1.3.14.2.1.   B.V. Industriele
                                                      Vertegenwoordiging
                                                      Metaalbedrijven
                                                      'Invem' (100.0)
                                                      -dormant
                                      1.1.3.14.2.2.   B.V.
                                                      Staalveredelingsbedrijf
                                                      S.V.B. (100.0)
                                                      -dormant
                                      1.1.3.14.2.3.   B.V. Tistim (100.0)
                                                      -trades steel-products
                                      1.1.3.14.2.4.   Hollandia Non-Ferro B.V.
                                                      (100.0)
                                                      -dormant
                                      1.1.3.14.2.5.   Metaalmaatschappij Van
                                                      Houten B.V. (100.0)
                                                      -dormant
                                      1.1.3.14.2.6.   ODS Spoor B.V. (100.0)
                                                      -dormant
                                      1.1.3.14.2.7.   O-D-S Transport B.V.
                                                      (100.0)
                                                      -provides transportation
                                                      services
                                      1.1.3.14.2.8.   Oving - Diepeveen -
                                                      Struycken Gesellschaft
                                                      mbH (100.0)
                                                      -trades in steel
                                      1.1.3.14.2.9.   Sidalmetaal Non-Ferro
                                                      Verkoop B.V. (100.0)
                                                      -dormant
                                      1.1.3.14.2.10.  Struycken & Co. B.V.
                                                      (100.0)
                                                      -trades in steel
                                      1.1.3.14.2.11.  Verenigde Staalhandel
                                                      Struycken -
                                                      Mullerstaal B.V. (100.0)
                                                      -dormant
                                      1.1.3.14.2.12.  Vuij B.V. (100.0)
                                                      -dormant
                                      1.1.3.14.2.13.  W.B. Diepeveen & Co B.V.
                                                      (100.0)
                                                      -dormant
                                      1.1.3.14.2.14.  Zwijsen B.V. (100.0)
                                                      -dormant

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

                               1.1.3.14.3.    NAMASCO LIMITED (100.0)
                                              -trades in steel
                                      1.1.3.14.3.1.   Klockner Namasco Holding
                                                      Corporation (17.6)
                                                      (Klockner & Co
                                                      Aktiengesellschaft
                                                      directly owns an 82.4%
                                                      interest)
                                                      -holding company
                    1.1.3.15. Klockner Stahl- und Metallhandel GmbH (100.0) -trades in and processes steel, metals and synthetic products
                               1.1.3.15.1.    Altwert GmbH & Co KG (100.0)
                                              -trades in steel
                               1.1.3.15.2. Frankischer Eisenhof GmbH & Co KG (100.0)
                                              -trades in steel
                               1.1.3.15.3.    Hanseatischer Drahthandel GmbH
                                              (100.0)
                                              -trades in steel
                                      1.1.3.15.3.1.   Dobbertin Drahthandel GmbH
                                                      (100.0)
                               1.1.3.15.4.    Helmut Weisbender GmbH & Co
                                              KG (100.0)
                                              -trades in roller-shutters &
                                              accessories, construction
                                              materials
                               1.1.3.15.5. Klockner Stahl und Metall Ges.m.H. Wien (100.0)
                                              -trades in steel and metals
                                      1.1.3.15.5.1.   Klockner Stahlhandel CZ
                                                      s.r.o., Prag (100.0)
                                                      -trades in steel
                                      1.1.3.15.5.2.   Metall- und Service-Center
                                                      Ges.m.b.H. (51.0)
                                                      -trades in aluminum
                                                      products
                               1.1.3.15.6. LMS LeichtMetallService GmbH & Co KG (100.0)
                                                      -trades in and treats
                                                      aluminum
                               1.1.3.15.7.    Rohrenlager Mannheim GmbH (100.0)
                                                      -trades in pipes, iron and
                                                      metals
                               1.1.3.15.8.    Weisbender Ges. MbH & Co KG
                                              (100.0)
                                              -trades in aluminum-components
                    1.1.3.16.  Klockner Steel Company Ltd. (100.0)
                               -in liquidation
                    1.1.3.17.  Klockner UK Holdings Ltd. (100.0)
                               -holding company
                               1.1.3.17.1.    A.S.D. PLC (100.0)
                                              -trades in steel
                                              -all of the following subsidiaries
                                              of A.S.D.
                                              PLC are currently dormant:
                                      1.1.3.17.1.1.   ASD (Gloucester) Ltd.
                                                      (10.0) ASD (North East)
                                                      Ltd.  holds 90% interest.
                                      1.1.3.17.1.2.   ASD (Motherwell) Ltd.
                                                      (50.0) ASD (North East)
                                                      Ltd. also holds 50%.
                                      1.1.3.17.1.3.   ASD (North East) Ltd.
                                                      (100.0)
                                           1.1.3.17.1.3.1.   ASD (Derby) Ltd.
                                                             (100.0)
                                             1.1.3.17.1.3.1.1.   ASD(Gloucester)
                                                                 Ltd. (90.0)
                                                                 A.S.D. PLC
                                                                 directly holds
                                                                 10%.

                                             1.1.3.17.1.3.1.2.   ASD (Leicester)
                                                                 Ltd. (99.5)
                                             1.1.3.17.1.3.1.3.   ASD
                                                                 (Motherwell)
                                                                 Ltd.(50.0)
                                                                 A.S.D. PLC.
                                                                 holds 50%
                                                                 directly.
                                             1.1.3.17.1.3.1.4.   ASD
                                                                 (Portsmouth)
                                                                 Ltd. (100.0)
                                             1.1.3.17.1.3.1.5.   ASD
                                                                 Distribution
                                                                 Ltd. (100.0)
                                             1.1.3.17.1.3.1.6.   Frazer
                                                                 Manufacturing
                                                                 Ltd.(50.0)
                                                                 A.S.D. PLC
                                                                 holds 50%
                                                                 directly.
                                             1.1.3.17.1.3.1.7.   Pencor Services
                                                                 Ltd.
                                      1.1.3.17.1.4.   ASD Batchelors Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%.
                                      1.1.3.17.1.5.   ASD Bodmin Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%.
                                      1.1.3.17.1.6.   ASD Bramall & Wax Ltd. .
                                                      (50.0) Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%.
                                      1.1.3.17.1.7.   ASD Coil Processing Ltd.
                                                      (50.0) Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%.
                                      1.1.3.17.1.8.   ASD Constructional Steels
                                                      Ltd. (50.0) Associated
                                                      Steel Distributors Ltd.
                                                      also owns 50%.
                                      1.1.3.17.1.9.   ASD John Williams Profiles
                                                      Ltd.(50.0) Associated
                                                      Steel Distributors Ltd.
                                                      also owns 50%.
                                      1.1.3.17.1.10.  ASD Johnson Ltd. (99.8)
                                      1.1.3.17.1.11.  ASD Nesstock Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%.
                                      1.1.3.17.1.12.  ASD Properties Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%.
                                      1.1.3.17.1.13.  ASD Randle Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%
                                      1.1.3.17.1.14.  ASD Selveys Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%
                                      1.1.3.17.1.15.  ASD Stalbridge Ltd. (50.0)
                                                      Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%
                                      1.1.3.17.1.16.  ASD Stockholders (Glasgow)
                                                      Ltd. (50.0) Associated
                                                      Steel Distributors Ltd.
                                                      also owns 50%
                                      1.1.3.17.1.17.  ASD Stockholders
                                                      (Manchester) Ltd. .
                                                      (50.0) Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%.
                                      1.1.3.17.1.18.  ASD Stockholders
                                                      (Stockton) Ltd. (100.0)
                                      1.1.3.17.1.19.  Associated Steel
                                                      Distributors Ltd. (100.0)
                                           1.1.3.17.1.19.1.  Anderson Brown &
                                                             Co. Ltd. (100.0)
                                             1.1.3.17.1.19.1.1.  Anderson Brown
                                                                 (Supplies) Ltd.
                                                                 (100.0)
                                             1.1.3.17.1.19.1.2.  ASD Anderson
                                                                 Brown Ltd.
                                                                 (100.0)
                                             1.1.3.17.1.19.1.3.  ASD Glen Metals
                                                                 Ltd. (98.8)
                                           1.1.3.17.1.19.2.  ASD Batchelors Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.3.  ASD Bodmin Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.

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

                                           1.1.3.17.1.19.4.  ASD Bramall & Wax
                                                             Ltd.(50.0) A.S.D.
                                                             PLC  also owns 50%.
                                           1.1.3.17.1.19.5.  ASD Coil Processing
                                                             Ltd.(50.0) A.S.D.
                                                             PLC also owns 50%.
                                           1.1.3.17.1.19.6.  ASD Constructional
                                                             Steels Ltd. (50.0)
                                                             A.S.D. PLC also
                                                             owns 50%.
                                           1.1.3.17.1.19.7.  ASD John Williams
                                                             Ltd. (100.0)
                                           1.1.3.17.1.19.8.  ASD John Williams
                                                             Profiled Ltd.(50.0)
                                                             A.S.D. PLC also
                                                             owns 50%.
                                           1.1.3.17.1.19.9.  ASD Nesstock Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.10. ASD Properties Ltd.
                                                             (50.0) A.S.D.
                                                             PLC also owns 50%.
                                           1.1.3.17.1.19.11. ASD Randle Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.12. ASD Reusable Ltd.
                                                             (100.0)
                                           1.1.3.17.1.19.13. ASD Selveys Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.14. ASD Stalbridge Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.15. ASD Stockholders
                                                             (Glasgow) Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.16. ASD Stockholders
                                                             (Manchester) Ltd.
                                                             (50.0) A.S.D. PLC
                                                             also owns 50%.
                                           1.1.3.17.1.19.17. ASD Stockholders
                                                             Ltd. (100.0)
                                           1.1.3.17.1.19.18. ASD Yeovil Ltd.
                                                             (100.0)
                                           1.1.3.17.1.19.19. Bramall & Wax Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%
                                           1.1.3.17.1.19.20. Bramwax Steels Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%
                                           1.1.3.17.1.19.21. Court Steel Co.
                                                             Ltd. (100.0)
                                           1.1.3.17.1.19.22. D & F Steels Ltd.
                                                             (100.0)
                                           1.1.3.17.1.19.23. Edgars (Steel
                                                             Stockholders)
                                                             Ltd. (100.0)
                                           1.1.3.17.1.19.24. Edward S. Johnson
                                                             & Co. Ltd. (100.0)
                                           1.1.3.17.1.19.25. Glen Metals Ltd.
                                                             (100.0)
                                           1.1.3.17.1.19.26. John Williams Steel
                                                             Ltd. (100.0)
                                           1.1.3.17.1.19.27. Klockner Aluminum
                                                             Services Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%
                                           1.1.3.17.1.19.28. Norfolk Steels
                                                             Stockholders Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%
                                           1.1.3.17.1.19.29. Randle Steels Ltd.
                                                             (50.0))  A.S.D.
                                                             PLC also owns 50%.
                                           1.1.3.17.1.19.30. Reusable Steels
                                                             Ltd. (50.0) Yeovil
                                                             Steel Ltd owns 50%.
                                           1.1.3.17.1.19.31. RP Profiles Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%

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

                                           1.1.3.17.1.19.32. Selveys Profiling &
                                                             Grinding Ltd.
                                                             (50.0)) A.S.D. PLC
                                                             also owns 50%
                                           1.1.3.17.1.19.33. Superbend Ltd.
                                                             (99.0)
                                           1.1.3.17.1.19.34. Welbeck
                                                             International Ltd.
                                                             (100.0)
                                             1.1.3.17.1.19.34.1. ASD Bramwax
                                                                 Steels Ltd.
                                                                 (99.0)
                                             1.1.3.17.1.19.34.2. ASD Court
                                                                 Steel Ltd.
                                                                 (99.0)
                                             1.1.3.17.1.19.34.3. ASD Edgars
                                                                 Limited
                                                                 (98.0)
                                             1.1.3.17.1.19.34.4. ASD
                                                                 Reinforcement
                                                                 Ltd. (99.5)
                                             1.1.3.17.1.19.34.5. Welbeck Special
                                                                 Steels Ltd.
                                                                 (99.5)
                                             1.1.3.17.1.19.34.6. Welbeck Trading
                                                                 Ltd. (100.0)
                                             1.1.3.17.1.19.34.7. Welbeck Tubes
                                                                 Ltd. (99.5)
                                           1.1.3.17.1.19.35. Yeovil Steel Ltd.
                                                             (100.0)
                                             1.1.3.17.1.19.35.1. Reusable Steels
                                                                 Ltd. (50.0)
                                                                 Associated
                                                                 Steel
                                                                 Distributors
                                                                 Ltd. also
                                                                 owns 50%.
                                      1.1.3.17.1.20.  Bramall & Wax Ltd.
                                                      (50.0)) Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%
                                      1.1.3.17.1.21.  Bramwax Steels Ltd.
                                                      (50.0)) Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%
                                      1.1.3.17.1.22.  Frazer Manufacturing Ltd.
                                                      (50.0)
                                      1.1.3.17.1.23.  Klockner Aluminum Services
                                                      Ltd. (50.0)) Associated
                                                      Steel Distributors Ltd.
                                                      also owns 50%
                                      1.1.3.17.1.24.  Norfolk Steels
                                                      Stockholders Ltd. (50.0))
                                                      Associated Steel
                                                      Distributors Ltd. also
                                                      owns 50%
                                      1.1.3.17.1.25.  Randle Steels Ltd. (50.0))
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%
                                      1.1.3.17.1.26.  RP Profiles Ltd. (50.0))
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%
                                                      -currently dormant
                                      1.1.3.17.1.27.  Selveys Profiling &
                                                      Grinding Ltd.(50.0))
                                                      Associated Steel
                                                      Distributors Ltd.
                                                      also owns 50%
                                                      -currently dormant
                               1.1.3.17.2.    Richardsons Westgarth plc,
                                              - Metal distribution
                                              -trades in steel
                                              -all of the following subsidiaries
                                              of Richardsons Westgarth plc are
                                              currently dormant:
                                      1.1.3.17.2.1.   Armstrong Plate Ltd.,
                                                      (100.0)
                                      1.1.3.17.2.2.   Berry Hill Group Ltd.
                                                      (100.0)
                                      1.1.3.17.2.3.   Gardiner, Barugh & Jones
                                                      Ltd., (100.0)
                                      1.1.3.17.2.4.   Grange Steels Ltd.,
                                                      (100.0)
                                      1.1.3.17.2.5.   Hilton Steels Ltd.,
                                                      (100.0)
                                      1.1.3.17.2.6.   Humber Steel Stockholders
                                                      Ltd., (100.0)
                                      1.1.3.17.2.7.   J R S Steel Stockholders
                                                      Ltd., (100.0)
                                      1.1.3.17.2.8.   James & Tatton Ltd.,
                                                      (100.0)
                                      1.1.3.17.2.9.   John O. Holt & Sons, Ltd.
                                                      (100.0)
                                           1.1.3.17.2.9.1.   Armstrong Steel
                                                             Ltd. (100.0)

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

                                      1.1.3.17.2.10.  Organically Coated Steels
                                                      Ltd. (100.0)
                                      1.1.3.17.2.11.  Parkin Steel Stockholders
                                                      Ltd. (100.0)
                                      1.1.3.17.2.12.  Peterborough Steels Ltd.
                                                      (100.0)
                                      1.1.3.17.2.13.  Rich. Westg. Doncaster
                                                      Ltd. (100.0)
                                      1.1.3.17.2.14.  Rich Westg. Employees
                                                      Trustees Ltd. (100.0)
                                      1.1.3.17.2.15.  RW Project Metals Ltd.
                                                      (100.0)
                                      1.1.3.17.2.16.  Steel Supplies Ltd.
                                                      (100.0)
                                                      -currently dormant
                                      1.1.3.17.2.17.  Westgarth Aberdeen Ltd.
                                                      (100.0)
                               1.1.3.17.3.    Klockner Metal Services Ltd.
                                              (100.0)
                                              -trades in and stores aluminum
                               1.1.3.17.4.    Klockner Verwaltungsgesellschaft
                                              fur Beteiligungen AG & Co KG
                                              (100.0)
                                              -holding company
                               1.1.3.17.5.    Sammi Klockner
                                              International GmbH (50.0)
                                              -imports and exports high-grade
                                              steel
                    1.1.3.18.  Klockner Haus- und Verwaltungs AG & Co (99.9)
                    1.1.3.19.  Klockner Industria e Comercio Ltda. (100.0)
                    1.1.3.20.  Wilh. Ispert AG & Co KG (100.0)
                               1.1.3.20.1.     Gessinger GmbH (100.0)
                               1.1.3.20.2.     Hermann van Dillen Asiatex
                                               GmbH (90.3)
                               1.1.3.20.3.     Manfred Sprugel GmbH (100.0)
                                      1.1.3.20.3.1.   Sprugel Hometex Gmbh
                                                      (100.0)
                                                      -trades in textile goods

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


DISTRIBUTION

B)       Stinnes AG

E.ON AG

1.   Stinnes Vermogensverwaltungs-Aktiengesellschaft (100%)
     1.1.  Stinnes Aktiengesellschaft (65.5%)
           -holding company
           1.1.1.   ABL Stahlrohr GmbH (100%)
                    -trades in pipes/tubing of all kinds
           1.1.2.   Armbruster & Co. GmbH (100%)
                    -operates delivery, freight, storage and commission-businesses
           1.1.3.   Baustahl Schoder GmbH (100%)
                    -trades in and sells rolling-mill products of all types
           1.1.4.   Biermann-Schenker Transitarios Lda. (38%)
                    -involved in transport-, freight-, and storage-transactions in Portugal involving border-crossing traffic from and to Portugal
           1.1.5.   BRENNTAG (Taiwan) Co. Ltd. (94.7%)
                    -imports and exports chemical products
           1.1.6. BRENNTAG AG (100%) - Distributes specialty chemicals worldwide.
                    -managing center for chemistry-business
           1.1.7.   Brenntag GmbH (100%)
                    -distributes chemicals
           1.1.8.   Brenntag Eurochem International GmbH (100%)
                    -distributes chemicals
           1.1.9.   BRENNTAG Eurochem Sp. z o.o (100%)
                    -distributes chemicals
           1.1.10.  BRENNTAG International Chemicals GmbH (100%)
                    -international distributor of specialty chemicals
           1.1.11.  BRENNTAG N.V (96%)
                    -distributes chemicals
                    1.1.11.1. N.V. Brenntag Volkers Benelux S.A. (100%) -distributes chemicals
           1.1.12.  BRENNTAG NEDERLAND B.V. (100%)
                    -holding company
                    1.1.12.1.  Brenntag Specialities B.V. (100%)
                               -distributes chemicals
                    1.1.12.2. Chemproha Chemical Distributors B.V. (49.4%) -distributes chemicals
                               1.1.12.2.1. Chemproha Chemische Producten Handel
                                           B.V. (100%)
                                           -distributes chemicals
                               1.1.12.2.2. Drechthave B.V. (100%)
                                           -distributes chemicals
                               1.1.12.2.3. Nederlandsche Brenntag Maatschappij
                                           Export B.V. (100%)

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

                                           -distributes chemicals
                    1.1.12.3. NEDERLANDSCHE BENZOL MAATSCHAPPIJ B.V. (100%) chemicals
           1.1.13.  BRENNTAG PORTUGAL PRODUTOS QUIMICOS Lda. (100%)
                    -distributes chemicals
                    1.1.13.1.  E. Brunner S.A. (100%)
                               -distributes chemicals
                    1.1.13.2. Produtos Quimicos Portugueses, S.A. (100%) -distributes chemicals
           1.1.14.  Brenntag Spezialchemikalien GmbH (100%)
                               -distributes specialty chemicals
           1.1.15.  Bulgaro Lloyd GmbH (74.5%) (25.5% held by Schenker-BTL AG
                    (A Wien)): in liquidation; no business activity
           1.1.16.  CFL Vermogensverwaltungs GmbH (100%): in liquidation;
                    no business activity
           1.1.17. CHEMIEPARTNER Distributionsgesellschaft m.b.H. (100%) -stores and alters liquid and non-liquid chemicals
           1.1.18.  Christ Chemie AG (100%)
                    -distributes specialty chemicals
           1.1.19.  CLG Lagerhaus GmbH (Glauchau) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.20.  CLG Lagerhaus GmbH (Duisburg) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.21.  CLG Lagerhaus GmbH & Co.KG (Bremen) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.22.  CLG Lagerhaus GmbH & Co.KG (Lohfelden) (100%)
                    -stores and alters liquid and non-liquid chemicals
           1.1.23.  CVH Chemie-Vertrieb GmbH & Co. Hannover KG (51%)
                    -sells chemical products
                    1.1.23.1.  CVP Chemie-Vertrieb Berlin GmbH (100%)
                               -sells chemical products
                    1.1.23.2. CVM Chemie-Vertrieb Magdeburg GmbH & Co.KG (100%) -sells chemical products
                    1.1.23.3.  CVB Albert Carl GmbH & Co.KG Berlin (100%)
                               -sells chemical products
           1.1.24.  CVH Chemie-Vertrieb Verwaltungs GmbH (51%)
                    -shareholder and manager of CVH Chemie-Vertrieb GmbH & Co. Hannover KG
           1.1.25.  Dritte Kommanditgesellschaft Stinnes Immobiliendienst
                    GmbH & Co. (100%)
                    -buys, sells, rents out, leases and manages real-estate and property
           1.1.26. Emder Lagerhaus-Gesellschaft mbH (75%) (25% held by Emder Verkehrsgesellschaft AG)
                    -stores and treats goods of all kinds, including grain; cross-docking
           1.1.27.  Emder Verkehrsgesellschaft AG (100%)
                    -provides shipping, transport, delivery and storage-services

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

                    1.1.27.1. Emder Lagerhaus-Gesellschaft mbH (25%) (75% held by Stinnes Aktiengesellschaft)
                               -stores and treats goods of all kinds, including grain; cross-docking
                    1.1.27.2. Emder Logistik Zentrum & Schiffahrts-Agentur GmbH (100%)
                               -operates a shipping agency, and provides storage- and delivery-services
                    1.1.27.3.  Ems-Schlepper-AG (57%)
                               -engaged in shipping, with a focus on towing and all related services
           1.1.28. ENTRA Engelberg Transportes Internacionales C.A. (100%) -carries out logistics businesses
           1.1.29.  Europac GmbH (100%)
                    -provides reusable packaging to companies, as well as consulting and other services related to transport-packaging
           1.1.30.  EVB Handelshaus Bour KG (100%)
                    -trades technical goods in the areas of radio, photo, and optics
           1.1.31.  Ferrocarbon GmbH (100%)
                    -produces products used in the iron-, ceramics-, and chemical-industry, as well as foundry-products; stores and treats mineral and metallurgical raw materials
           1.1.32. Fertrans AG (31.7%) (14.2% held by Schenker-BTL AG (A Wien)) -provides delivery- and logistics-services
           1.1.33.  Frachtcontor Junge & Co. GmbH (100%)
                    -carries out cargo-related transactions and acts as broker for sea-freight-capacity
                    1.1.33.1. ATLANTIC Seetransport-Kontor GmbH (100%) -shipping-agency; purchases and sells ships; represents shipping-lines
                    1.1.33.2.  Emstank GmbH (100%)
                               -operates tankers
                    1.1.33.3. Ferrostaal-Poseidon Bulk Reederei GmbH (50%) -shipping company; uses chartered freight-capacity for transportation of bulk-goods
                    1.1.33.4. Frisia Handels- und Transport-GmbH (100%) -provides delivery-, transportation- and broker-services; active as broker in areas of inland navigation and merchant shipping; carries out transports on tracks and roads
                    1.1.33.5.  Fritzen Schiffsagentur GmbH (100%)
                               -owns and operates ships of all kinds; involved in arranging, supervising and freighting cargo, insurance; conducts related agency-activities
                    1.1.33.6.  Poseidon Schiffahrt GmbH (100%)
                               -operates a shipping-line (both on the ocean and on inland waters)
           1.1.34.  Frachtcontor Junge B.V. (100%)
                    -provides freight-services and manages sea-freight-capacity
           1.1.35.  Frank & Schulte (France) S.A.R.L. (100%)

                    -trades in ore and other minerals, iron, steel, metals and alloys, as well as chemicals and mining-products
           1.1.36.  Frank & Schulte GmbH (100%)
                    - trades in ore and other minerals, iron, steel, metals and alloys, as well as chemicals and mining-products
           1.1.37.  GBV Gesellschaft fur Beteiligungsverwaltung AG (100%)
                    -in liquidation, no business activity
           1.1.38. Frank & Schulte in Austria Gesellschaft m.b.H. (100%) -trades in ores and other minerals, iron, steel, metal and alloys, as well as chemical and mining-products
           1.1.39.  GdB-Weichelt-Sevice- und Beratungs-GmbH (50%)
                    -provides broad range of services relating to utility-vehicles and for trucking-businesses
           1.1.40.  Gelhard GmbH (100%)
                    -in liquidation; no business activity
           1.1.41. GfT Gesellschaft fur die Verwaltung von Transportbeteiligungen mbH (100%)
                    - in liquidation; no business activity
           1.1.42.  Gustav Mundler GmbH (100%)
                    -operates a shipping-department; provides transportation- and storage-services
           1.1.43. GVV Gesellschaft fur die Verwaltung von Vermogenswerten mbH (100%)-holds and manages holdings in the following companies:
                    Stinnes Holz GmbH, Deutsche Industrieholz GmbH, STINNES Shareholdings Limited.
           1.1.44. Stinnes Holz GmbH (53%)- deals in wood, particularly wood used in mining-activities; treats and processes wood and related materials
                    1.1.45.1.  Deutsche Industrieholz GmbH (55%)
                               -deals in wood, particularly those types of wood used in mining-activities; treats and processes wood and related materials
                    1.1.45.2.  STINNES Shareholdings Limited (100%)
                               -currently no business-activity
           1.1.46.  H. Albrecht Speditionsgesellschaft mbH (100%)
                    -delivers goods by land, water and air; engages in storage-, agency-, broker- and commission-activities
           1.1.47.  H.M. Gehrckens GmbH (100%)
                    -operates a shipping line and runs shipping, storage and insurance-procurement businesses
                    1.1.47.1. Unterstutzungskasse H.M. Gehrckens GmbH (100%) -provides support to companies belonging to H.M. Gehrckens GmbH
           1.1.48.  HACO - Transport GmbH (100%)
                    -operates shipping-, freighting-, storage- and commission-businesses
           1.1.49.  Hans Hee Stahlrohr GmbH (100%)
                    -provides industrial treatment of steel-pipes; trades in steel-pipes
           1.1.50.  Holland Chemical International N.V (99.4%)

                    -holding company
                    1.1.50.1.  Asesorias Transtec Cia. Y Ltda. (98%)
                               -provides services to holding and
                               operating companies
                    1.1.50.2.  Auxicon S.A. (99%)
                               -currently dormant
                    1.1.50.3.  HCI Chemcentral de Mexico (50%)
                               -distributes chemicals
                    1.1.50.4. Centro Quimico de El Salvador S.A. de C.V. (100%) -distributes chemicals
                    1.1.50.5.  Centro Quimico S.A. (99%)
                               -distributes chemicals
                    1.1.50.6. Crest Chemicals (Proprietary) Limited (30%) -distributes chemicals
                    1.1.50.7. Comercial y Industrial Interquimica Ltda. (95%) -distributes chemicals
                    1.1.50.8. Compania Hondurena de Terminales S.A. (96%) -distributes chemicals
                    1.1.50.9. Compania Venezolana de Terminales S.A. (100%) -distributes chemicals
                    1.1.50.10. Devon Chemicals S.A. (100%)
                               -currently dormant
                    1.1.50.11. Distribuidora Quimica Holanda Colombia S.A. (92%)
                               -distributes chemicals
                               1.1.50.11.1.   Canytam Limited (100%)
                                              -currently dormant
                               1.1.50.11.2. Compania Colombiana de Terminales S.A. (91%)
                                              -distributes chemicals
                               1.1.50.11.3. Com. Y Ind. De Colombia Ltda (50%) -provides services to holding or operating companies
                    1.1.50.12. HCI (Curacao) N.V. (100%)
                               -holding company
                               1.1.50.12.1.   HCI Shipping N.V. (100%)
                                              -holding company
                               1.1.50.12.2.   Holanda Panama S.A. (100%)
                                              -distributes chemicals
                               1.1.50.12.3.   Muelles de Panama S.A. (50%)
                                              -provides services to holding or
                                              operating companies
                               1.1.50.12.4.   Pelican Chemical Traders Ltd.
                                              (100%)
                                              -distributes chemicals
                                      1.1.50.12.4.1.  HCI Ltd. (100%)
                                                      -distributes chemicals
                                      1.1.50.12.4.2.  Viking Traders Ltd. (100%)
                                                      -provides services to
                                                      holding or operating
                                                      companies
                               1.1.50.12.5.   Tecnoterminales S.A. (50%)
                                              -provides services to holding or
                                              operating companies

                    1.1.50.13. Inversiones Quimicas S.A. de C.V (99%)
                    1.1.50.14. HCI Chemicals Benelux B.V. (100%)
                               -distributes chemicals
                    1.1.50.15. HCI Chemicals Nederland B.V. (100%)
                               -distributes chemicals
                               1.1.50.15.1.   Hexanos Industriales HEX C.A.
                                              (50%)
                                              -currently dormant
                               1.1.50.15.2. Quimica Holanda Bolivia S.R.L. (10%) (90% held by Holland
                                              Chemical International N.V.)
                    1.1.50.16. HCI Argentina S.A. (99%)
                               -distributes chemicals
                    1.1.50.17. HCI Biosector A/S (100%)
                               -distributes chemicals
                    1.1.50.18. HCI Canada, Inc. (100%)
                               -distributes chemicals
                               1.1.50.18.1.   East-Chem, Inc. (50%)
                                              -distributes chemicals
                    1.1.50.19. HCI Central Europe Holding BV (100%)
                               -holding company
                               1.1.50.19.1.   HCI Chemicals CR, s,r,o (100%)
                                              -distributes chemicals
                               1.1.50.19.2.   HCI Chemicals Romania s.r.l.
                                              (100%)
                                              -distributes chemicals
                               1.1.50.19.3.   HCI Chemicals Slovakia, s.r.o.
                                              (100%)
                                              -distributes chemicals
                               1.1.50.19.4. HCI Poland Limited SP zoo (100%) -distributes chemicals
                               1.1.50.19.5.   HCI Vegyeszeti Anyagok
                                              Kereskedelmi KFT (100%)
                                              -distributes chemicals
                    1.1.50.20. HCI Chemiehandel GMBH (100%)
                               -distributes chemicals
                    1.1.50.21. HCI Holding Ltda. (100%)
                               -holding company
                               1.1.50.21.1.   HCI Brasil Ltda. (100%)
                                              -distributes chemicals
                    1.1.50.22. HCI Hong Kong Limited (99%)
                               -distributes chemicals
                    1.1.50.23. HCI Logistica Ltda (100%)
                               -distributes chemicals
                    1.1.50.24. HCI Nordic Holding AB (100%)
                               -holding company
                               1.1.50.24.1.   HCI Nordic Holding A/S (100%)
                                              -holding company
                                      1.1.50.24.1.1.  HCI Nordic A/S (100%)
                                                      -distributes chemicals
                                           1.1.50.24.1.1.1.  Akt. Af 1 Jan 1987
                                                             (100%)

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


                                                             -provides services
                                                             to holding or
                                                             operating companies
                                             1.1.50.24.1.1.1.1.  Borup Kemi I/S
                                                                 (33.3%)
                                                                 -produces
                                                                 chemicals
                                           1.1.50.24.1.1.2.  Scanseed I/S (50%)
                                                             -distributes
                                                             chemicals
                                      1.1.50.24.1.2.  HCI Nordic AS (100%)
                                                      -distributes chemicals
                               1.1.50.24.2. HCI Nordic Investment AB (100%) -holding company
                                      1.1.50.24.2.1.  Contifood Smith & Son
                                                      (100%)
                                                      -distributes chemicals
                                      1.1.50.24.2.2.  HCI Nordic AB (100%)
                                                      -distributes chemicals
                                           1.1.50.24.2.2.1.  HCI Nordic OY
                                                             (100%)
                                                             -distributes
                                                             chemicals
                                      1.1.50.24.2.3.  Mataki Kemi AB (100%)
                                                      -distributes chemicals
                                      1.1.50.24.2.4.  Retaki Atervinning AB
                                                      (50%)
                                                      -distributes chemicals
                    1.1.50.25. HCI USA Holdings B.V. (100%)
                               -holding company
                               1.1.50.25.1. Coastal Chemical Company, L.L.C. (100%)
                                              -distributes chemicals
                    1.1.50.26. Holanda Ecuador C.A. (100%)
                               -distributes chemicals
                               1.1.50.26.1.   Sociedad Nacional de
                                              Inversiones Y Servicios
                                              (50%) -distributes
                                              chemicals
                                      1.1.50.26.1.1.  Barsilanda S.A. (100%)
                                                      -currently dormant
                               1.1.50.26.2.    Org. Comercial Internacional
                                               Orcomin S.A. (99%)
                                               -currently dormant
                    1.1.50.27. Holanda Dominicana S.A. (99%)
                               -distributes chemicals
                    1.1.50.28. Holanda Quimica del Peru SAC (100%)
                               -distributes chemicals
                    1.1.50.29. Holanda Venezuela C.A. (100%)
                               -distributes chemicals
                               1.1.50.29.1.    Quimicos Barcelona, C.A. (100%)
                                               -currently dormant
                    1.1.50.30. Holland Chemical International (Services) B.V.
                               (100%)
                               -distributes chemicals
                    1.1.50.31. Holland Chemical Mexicana S.A. de C.V. (99%)
                               -distributes chemicals
                    1.1.50.32. PT Dharmala HCI (100%)
                               -in liquidation; no business-activity

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

                    1.1.50.33. Quimica Holanda Bolivia S.R.L. (90%)
                               (10% held by HCI Chemicals Nederland B.V.)
                               -distributes chemicals
                    1.1.50.34. Quimicos Holanda Costa Rica S.A. (100%)
                               -distributes chemicals
                    1.1.50.35. Quimicos Holanda Nicaragua S.A. (98%)
                               -distributes chemicals
           1.1.51.  HD ocel s.r.o. (100%)
                    -produces and sells structural-steel-matting, wire-rods
           1.1.52.  Hilgers GmbH Spedition und Transport (100%)
                    -transports goods by land, water, and air; involved in agency and commission-businesses
           1.1.53.  Hollinde & Boudon GmbH (100%)
                    -trades in iron-, steel-, and synthetic-products,
                    pipes/tubing
           1.1.54.  Hungaro Lloyd Budapest Nemzetkozi Szallitmanyozasi Kft.
                    (100%)
                    -in liquidation; no business activity
           1.1.55. Hungaro Lloyd GmbH (74.5%) (25.5% held by Schenker-BTL AG) (A Wien))
                    -in liquidation; no business activity
           1.1.56.  IB (UK) Ltd. (100%)
                    -in liquidation; no business activity
           1.1.57.  Importal GmbH (100%)
                    -provides goods and services for computer-networks
           1.1.58.  Interconti Benelux B.V. (100%)
                    -imports, exports and participates in wholesale trade of automobile-accessories
           1.1.59.  Interconti Industriekontor GmbH i. L (100%)
                    -in liquidation; no business activity
           1.1.60.  Inter-Union Technohandel Gesellschaft m.b.H. (100%)
                    -trades in motor vehicle-accessories and articles used for car-maintenance and repair, tools (including garden tools), and installation-materials
           1.1.61.  Inter-Union Technohandel GmbH (100%)
                    -trades in motor vehicle-accessories, including goods used for car-maintenance and repairs
           1.1.62.  ITC Logistic Sp. z o.o. (100%)
                    in liquidation; no business activity
           1.1.63.  J.R. Weichelt GmbH & Co. KG (100%)
                    -provides services relating to the operation of utility vehicles, car repair shops, and gas stations
           1.1.64.  Japan Schenker Co. Ltd. (60%)
                    -freight-forwarding by sea and air; acts as airline cargo-and insurance agency; provides consulting services regarding foreign trade
           1.1.65.  Josef Stangl Eisengrosshandlung und Biegerei GmbH (100%)
                    -in liquidation; no business-activity
           1.1.66.  Karpeles Schenker & Co. Ltd. (100%)
                    -charters airplanes

           1.1.67.  NEUBER Ges. m.b.H. (100%)
                               -distributes chemicals
                    1.1.67.1.  IXO NEUBER Sp. z o.o. (60%)
                               -distributes chemicals
                               1.1.67.1.1.    Alcafood Polska  spzoo (100%)
                                              -distributes chemicals
                               1.1.67.1.2.    UAB IXOLITA (100%)
                                              -distributes chemicals
                    1.1.67.2.  JLC Chemie Handelsges. m.b.H. (100%)
                               -distributes chemicals
                               1.1.67.2.1.    JLC Chemie
                                              Immobilienverwaltungsges. m.b.H.
                                              (99%)
                                              -manages real-estate
                    1.1.67.3.  Alcafood B.V. (60%)
                               -distributes chemicals
                    1.1.67.4.  Kvarta spol. sr. o (100%)
                               -manages real-estate
                    1.1.67.5.  Neuber Brenntag spol. s.r.o. (50%)
                               (50% held by Stinnes Aktiengesellschaft)
                    1.1.67.6.  NEUBER CHEMIKA spol. s.r.o. (100%)
                               -distributes chemicals
                    1.1.67.7.  NEUBER Hrvatzka d.o.o. (100%)
                               -distributes chemicals
                    1.1.67.8.  NEUBER Hungaria Kft. (100%)
                               -distributes chemicals
                    1.1.67.9.  NEUBER Ljubljana d.o.o. (100%)
                               -distributes chemicals
           1.1.68.  Koch & Overbeck oHG (100%)
                    -trades in automobile-accessories, including goods used for car-maintenance and repair
           1.1.69. Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (100%)
                    -buys, sells, rents out and manages real estate and property
           1.1.70.  Mair Spedition & Logistik GmbH (100%)
                    -involved in organizing and planning in areas of shipping, transportation of goods, cross-docking and storage
           1.1.71.  Max Baum GmbH (100%)
                    -involved in wholesale trade of rolling mill-products and pipes/tubing of all types
           1.1.72.  Michael Friess GmbH (100%)
                    -involved in both whole- and retail-trade of rolled steel, sheet metal, tubing/pipes and other iron-products
           1.1.73. Neuber Brenntag spol. s.r.o. (50%) (50% held by NEUBER Ges. m.b.H.)
                    -distributes chemicals
           1.1.74.  Petrofer GmbH (100%)
                    -trades in iron-, steel-, metal-, and synthetic-products (including pipes/tubing)
           1.1.75.  Profilstahl Nurnberg GmbH (100%)

                    -trades in and treats steel-products of all types
           1.1.76.  ROM LLOYD GMBH (25.5%) (25.5% held by Schenker-BTL AG)
                    (A Wien))
                    -in liquidation, no business-activity
           1.1.77.  Saarex s.a.r.l. (100%)
                    -participates in wholesale- and retail-trade of rolled steel, sheet metal, pipes/tubing and other iron-products
           1.1.78.  SBV SCHENKER Beteiligungsverwaltungs AG i.L. (100%)
                    -in liquidation; no business activity
           1.1.79.  Schenker & Co. (East Africa) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.80.  Schenker & Co. (S.A.) (Pty) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.80.1. Schenker International (Zimbabwe) (Private) Limited (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.81.  Schenker (Thai) Ltd. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.82.  SCHENKER AIR TRANSPORT GmbH (100%)
                    -procures and arranges air-transports
           1.1.83. SCHENKER AKTIENGESELLSCHAFT (100%) - Transportation company. -conducts operations relating to shipping, transporting goods by land and water, cross-docking, storage and logistical services of all kinds
           1.1.84.  Schenker Argentinia S.A. (99.9%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.85.  SCHENKER BETEILIGUNGS GmbH (100%)
                    -involved in shipping, cross-docking, storage, agency, brokerage, and commission-businesses
           1.1.86. Schenker do Brasil Transportes Internacionais Ltda (100%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.87.  Schenker Internacional S.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.88. Schenker International (Asia Pacific) Pte. Ltd. (100%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.89. Schenker International (Australia) Pty. Ltd. (100%) -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.89.1.  Schenker & Co. (N.Z.) Ltd. (100%)

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.89.2.  Schenker International Pty. Ltd. i.L. (100%)
                               -in liquidation; no business activity
           1.1.90.  Schenker International (Chile) S.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.91.  Schenker International AG (Dubai Branch) (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.92.  Schenker International A/S (Oslo) (100%)
                    -provides transportation and logistical services; holding company
           1.1.93.  Schenker International AB (100%)
                    -provides transportation and logistical services; holding company
                    1.1.93.1.  BTL AB (100%)
                               -Swedish transportation and logistics-copmany
                               1.1.93.1.1.    Bilspedition Reinsurance S.A.
                                              (100%)
                                              -provides captive insurance
                               1.1.93.1.2. Bilspedition Transport & Logistics AB (100%)
                                              -provides transportation and
                                              logistics-services
                                      1.1.93.1.2.1.   Bilspedition Transport &
                                                      Logistics (BTL) Ltd.
                                                      (100%)
                                                      -holding company
                                      1.1.93.1.2.2.   Bilspedition Transport &
                                                      Logistics BTL Norge AS
                                                      (100%)
                                                      -provides transportation
                                                      and logistics
                                           1.1.93.1.2.2.1.   Normilog AS (100%)
                                                             -involved in
                                                             transportation and
                                                             logistics- services
                                           1.1.93.1.2.2.2.   Privpak AS (100%)
                                                             -involved in
                                                             transportation and
                                                             logistics
                                      1.1.93.1.2.3.   Oy BTL East AB (100%)
                                                      -provides forwarding,
                                                      transportation,
                                                      warehousing and logistical
                                                      services
                                           1.1.93.1.2.3.1.   Kiinteisto
                                                             Maaliikenne Oy
                                                             (10%)(44.7% held by
                                                             Oy Huolintakeskus
                                                             Ab)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.2.   Kiinteisto Oy
                                                             Lentohuolinta -
                                                             Fastighets Ab
                                                             Flygspedition
                                                             (57.3%)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.3.   Kiinteisto Oy
                                                             Nosturinkatu 6
                                                             (100%)
                                                             -real estate
                                                             company
                                           1.1.93.1.2.3.4.   Kiinteisto Oy
                                                             Reininkatu 9 (100%)
                                                             -real estate
                                                             company

                                           1.1.93.1.2.3.5.   Kiitoliikenne Saari
                                                             Oy (75.8%) (24.2%
                                                             held by Kiitolinja
                                                             Oy)
                                                             -provides domestic
                                                             and international
                                                             transportation
                                                             services
                                           1.1.93.1.2.3.6.   Tampereen
                                                             Rahtiasema Oy(100%)
                                                             -real estate
                                                             company
                                             1.1.93.1.2.3.6.1.   Kiitojakelu Oy
                                                                 (100%)
                                                                 -provides
                                                                 domestic
                                                                 transport
                                                                 services
                                             1.1.93.1.2.3.6.2.   Porin
                                                                 Kiitolinja
                                                                 Oy (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.6.3.   Rengaslinja
                                                                 Oy (81%)
                                                                 -provides
                                                                 warehousing
                                                                 and logistical
                                                                 services
                                             1.1.93.1.2.3.6.4.   Seinajoen
                                                                 Kiitolinja-
                                                                 asema Oy
                                                                 (76.4%) (23.6%
                                                                 held by BTL
                                                                 Equipment Oy)
                                                                 -real estate
                                                                 company
                                           1.1.93.1.2.3.7.   Oy Huolintakeskus
                                                             Ab (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                             1.1.93.1.2.3.7.1.   Balti
                                                                 Transport, AS
                                                                 (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.7.2.   Eutrans Oy
                                                                 (100%)
                                                                 -dormant
                                                                 company
                                             1.1.93.1.2.3.7.3.   Helsingin
                                                                 Huolintatyon-
                                                                 johto Oy
                                                                 (33.3%)
                                                                 -provides
                                                                 courier
                                                                 services
                                             1.1.93.1.2.3.7.4.   Interforwarding
                                                                 Oy (100%)
                                                                 -dormant
                                                                 company
                                             1.1.93.1.2.3.7.5.   Kiinteisto
                                                                 Maaliikenne Oy
                                                                 (44.7%) (10%
                                                                 held by BTL
                                                                 Equipment Oy)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.2.3.7.6.   Kuljetus-
                                                                 Taverna Oy
                                                                 (50%)
                                                                 -cafeteria
                                             1.1.93.1.2.3.7.7.   Kuopion
                                                                 Rahtiasema Oy
                                                                 (100%)
                                                                 -real estate
                                                                 company
                                           1.1.93.1.2.3.8.       Cargo Express
                                                                 Oy (100%)
                                                                 -provides
                                                                 domestic
                                                                 transportation
                                                                 and courier
                                                                 services
                                           1.1.93.1.2.3.9.       Kiitolinja Oy
                                                                 (100%)
                                                                 -provides
                                                                 domestic
                                                                 transportation
                                                                 and logistical
                                                                 services

                                             1.1.93.1.2.3.9.1.   Kiitoliikenne
                                                                 Saari Oy
                                                                 (24.2%)
                                                                 (75.8% held
                                                                 by BTL
                                                                 Equipment Oy)
                                           1.1.93.1.2.3.10.  Schenker-BTL Oy
                                                             (100%) -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.11.  Seinajoen
                                                             Kiitolinja-asema
                                                             Oy (23.6%) (76.4%
                                                             held by Tampereen
                                                             Rahtiasema Oy.)
                                           1.1.93.1.2.3.12.  Schenker-BTL AS
                                                             (EST Tallinn)
                                                             (100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                             1.1.93.1.2.3.12.1.  Schenker
                                                                 Kaukokiito
                                                                 Eesti AS
                                                                 (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistical
                                                                 services
                                           1.1.93.1.2.3.13.  Schenker-BTL Co.
                                                             Ltd. (86.5%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing
                                                             and logistical
                                                             services
                                             1.1.93.1.2.3.13.1.  Garment Sped
                                                                 Sp. z o.o.
                                                                 (100%)
                                                                 -dormant
                                             1.1.93.1.2.3.13.2.  Scanspol Sp.
                                                                 z o.o. (100%)
                                                                 -provides
                                                                 forwarding,
                                                                 transportation,
                                                                 warehousing and
                                                                 logistical
                                                                 services
                                             1.1.93.1.2.3.13.3.  Schenker Polska
                                                                 Sp.z.o.o.
                                                                 (100%)
                                                                 -currently
                                                                 dormant
                                           1.1.93.1.2.3.14.  Schenker-BTL Ltd.
                                                             (RUS St.
                                                             Petersburg)
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                           1.1.93.1.2.3.15.  Schenker-BTL Ltd.
                                                             (UA Kiew) (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.16.  Schenker-BTL SIA
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical
                                                             services
                                             1.1.93.1.2.3.16.1.  Schenker
                                                                 Kaukokiito
                                                                 S/A (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistical
                                                                 services
                                           1.1.93.1.2.3.17.  Schenker-BTL UAB
                                                             (100%)
                                                             -provides
                                                             forwarding,
                                                             transportation,
                                                             warehousing and
                                                             logistical services
                                           1.1.93.1.2.3.18.  Sky Partners AS
                                                             (100%)
                                                             -provides air-
                                                             transportation
                                                             services
                                      1.1.93.1.2.4.   Schenker International
                                                      A/S (DK Hvidovre)
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services

                                           1.1.93.1.2.4.1.   SCHENKER-BTL A/S
                                                             (DK Hvidovre)(100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.2.4.2.   Thermo-Scandia
                                                             International
                                                             Transport &
                                                             Spedition A/S
                                                             (100%)
                                             1.1.93.1.2.4.2.1.   Freeze on
                                                                 Wheels ApS
                                                                 (100%)
                                                                 -provides
                                                                 transportation
                                                                 and logistics
                                                                 services
                               1.1.93.1.3.    Cold Stores AB (100%)
                                              -currently dormant
                               1.1.93.1.4. Nordisk Bilspedition AB (100%) -currently dormant
                                      1.1.93.1.4.1.   Biljonaren, AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.2.   Bilspedition i Linkoping
                                                      AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.3.   Bilspedition Invest AB
                                                      (100%)
                                                      -currently dormant
                                      1.1.93.1.4.4.   Bilspedition Leasing AB
                                                      (100%)
                                                      -currently dormant
                                      1.1.93.1.4.5.   BTL Specialist AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.6.   Coldfish Sweden AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.7.   CORONADO I GOTEBORG AB
                                                      (100%)
                                                      -currently dormant
                                      1.1.93.1.4.8.   Gotlands-Frys AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.9.   Lomond, AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.10.  S Aug Anderson AB (100%)
                                                       -currently dormant
                                      1.1.93.1.4.11.  SCHENKER-BTL i Helsingborg
                                                      AB (100%)
                                                      -currently dormant
                                      1.1.93.1.4.12.  Svenska Amerika Linien, AB
                                                      (100%)
                                                      -currently dormant
                                      1.1.93.1.4.13.  Svenska Ostasiatiska
                                                      Kompaniet, AB
                                                      (100%)
                                                      -currently dormant
                                      1.1.93.1.4.14.  Ueria AB (100%)
                                                      -currently dormant
                                           1.1.93.1.4.14.1.  BTL International
                                                             AB (100%)
                                                             -holding company
                                             1.1.93.1.4.14.1.1.  Autotransit
                                                                 S.R.L. i.L.
                                                                 (100%)
                                                                 -currently
                                                                 dormant
                                             1.1.93.1.4.14.1.2.  BTL Nord GmbH
                                                                 (100%)
                                                                 -operates a
                                                                 delivery
                                                                 business

                                               1.1.93.1.4.14.1.2.1.   Skandia-
                                                                      transport
                                                                      GmbH
                                                                      (100%)
                                                                      -in
                                                                      liquida-
                                                                      tion; no
                                                                      business
                                                                      activity
                                               1.1.93.1.4.14.1.2.2.   Skandia-
                                                                      transport
                                                                      GmbH&Co.KG
                                                                      (100%)
                                                                      -in
                                                                      liquid-
                                                                      ation;
                                                                      no busi-
                                                                      ness
                                                                      activity
                                             1.1.93.1.4.14.1.3.  Castelletti
                                                                 S.A. (100%)
                                                                 -no business
                                                                 activity; in
                                                                 liquidation
                                               1.1.93.1.4.14.1.3.1.   Immobi-
                                                                      liare
                                                                      Blemme
                                                                      S.r.l.
                                                                      (100%)
                                                                      -real
                                                                      estate
                                                                      company
                                               1.1.93.1.4.14.1.3.2.   Zuffo &
                                                                      Co. S.r.l.
                                                                      (100%)
                                                                      -provides
                                                                      transpor-
                                                                      tation
                                                                      and
                                                                      logistics
                                                                      services
                                             1.1.93.1.4.14.1.4.  Linjegods AS
                                                                 (33.3%)
                                                                 -provides
                                                                 transportation
                                                                 and logistics
                                                                 services
                                             1.1.93.1.4.14.1.5.  Masped-BTL
                                                                 Vermogensver
                                                                 waltungsges.mbH
                                                                 (49.8%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.4.14.1.6.  Scansped AG
                                                                 (100%)
                                                                 -currently
                                                                 dormant
                                             1.1.93.1.4.14.1.7.  Scansped S.A.,
                                                                 Paris (100%)
                                                                 -real estate
                                                                 company
                                             1.1.93.1.4.14.1.8.  Schenker-BTL
                                                                 spol.s.r.o.
                                                                 (CZ Liberec)
                                                                 (82%)
                                             1.1.93.1.4.14.1.9.  Transportinvest
                                                                 AS (43.2%)
                                                                 -holding
                                                                 company
                                      1.1.93.1.4.15.  Vaksevo AB (100%)
                                                      -dormant company
                               1.1.93.1.5.    Perfresh AB (100%)
                                              -currently dormant
                               1.1.93.1.6. Transatlantic Rederi AB (100%) -currently dormant
                               1.1.93.1.7.    ScanShip AB (100%)
                                              -currently dormant
                               1.1.93.1.8.    Schenker North AB (100%)
                                              -holding company
                                      1.1.93.1.8.1.   BTL Equipment AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.2.   Dala Industritrans AB,
                                                      DITAB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.3.   Ernsts Express AB (100%)

                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.4.   Schenker Log. Village AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.5.   Schenker Privpak AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.6.   Schenker Rail Cargo AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                                      1.1.93.1.8.7.   Schenker Transport AB
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.8.8.   SCHENKER-BTL AB (100%)
                                                      -provides transportation
                                                      and logistical services
                                           1.1.93.1.8.8.1.   AB Skandiatransport
                                                             Logistik (100%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.8.8.2.   AkeriTerminal
                                                             Bilspedition
                                                             AB (55%)
                                                             -provides
                                                             transportation
                                                             and logistical
                                                             services
                                           1.1.93.1.8.8.3.   Backebols Akeri AB
                                                             (35%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.4.   Bilspedition
                                                             Godsservice i
                                                             Sundsvall AB (50%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.5.   Coldsped AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.6.   LIAB Logistik
                                                             Integratoren AB
                                                             (40%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.7.   SCHENKER-BTL
                                                             Adamsons AB (100%)
                                                             -currently dormant
                                           1.1.93.1.8.8.8.   SCHENKER-BTL
                                                             Senior Compedence
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.9.   Schenker Computer
                                                             Logistic Comp.
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.10.  SCHENKER Consulting
                                                             AB (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services
                                           1.1.93.1.8.8.11.  Schenker Dedicated
                                                             Services AB
                                                             (100%)
                                                             -provides
                                                             transportation and
                                                             logistical services

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

                                      1.1.93.1.8.9.   Transportkompaniet AB
                                                      (100%)
                                                      -provides transportation
                                                      and logistical services
                               1.1.93.1.9.            Schenker Property Sweden
                                                      AB (100%)
                                                      -real estate company
                                      1.1.93.1.9.1.   Fastighets AB Kylen 1
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.9.2.   Fastighets AB Orbyn (100%)
                                                      -real estate company
                                      1.1.93.1.9.3.   Langtradaren i Jamtland AB
                                                      (100%)
                                                      -real estate company
                                      1.1.93.1.9.4.   Scansped AB (100%)
                                                      -real estate company
                                      1.1.93.1.9.5.   Trafik AB NP Kagstrom
                                                      (100%)
                                                      -real estate company
                               1.1.93.1.10.   Schenker-BTL Ltd. (IRL Dublin)
                                              (100%)
                                              -provides forwarding and
                                              logistical services
                               1.1.93.1.11.   Spedpol Sp.z.o.o. (66%)
                                              -provides forwarding and
                                              logistical services
           1.1.94.  SCHENKER INTERNATIONAL AG (100%)
                    -dormant; in liquidation
           1.1.95.  SCHENKER INTERNATIONAL DEUTSCHLAND GmbH (100%)
                    -dormant; in liquidation
           1.1.96.  SCHENKER INTERNATIONAL KOREA LTD (80%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.97. SCHENKER INTERNATIONAL PRIVATE LIMITED (India) (50%) -provides forwarding, transportation, warehousing, logistical and related services
           1.1.98.  Schenker International S.A. de C.V. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.99.  Schenker Italiana S.p.A. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.100. Schenker Luxemburg G.m.b.H. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.101. Schenker Malaysia Sdn. Bhd (49%) (51% held by Tujuan Utama Sdn. Bhd.)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.102. Schenker Metafores A.G. (100%)
                    -dormant; in liquidation
           1.1.103. Schenker Mitarbeiter-Beteiligungs GmbH (100%)
                    -dormant; in liquidation
           1.1.104. Schenker Nederland Holding B.V. (100%)

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

                    -holding company
                    1.1.104.1. Facility Plus B.V. (100%)
                               -real estate company
                    1.1.104.2. Scansped O.G. Beheer BV (100%)
                               -real estate company
                    1.1.104.3. Scansped Transportgroep BV (100%)
                               -carries out transports
                    1.1.104.4. Schenker-BTL B.V. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.104.5. Schenker Customs Agency B.V. (100%)
                               -handles customs-formalities
                    1.1.104.6. Schenker Holding B.V. (100%)
                               -holding company for holdings in
                               transportation-businesses
                               1.1.104.6.1. Schenker-Eurocargo Nederland B.V. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                    1.1.104.7. SCHENKER INTERNATIONAL NEDERLAND B.V. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.104.8. Vastgoed B.V. (100%)
                               -carries out real-estate transactions
           1.1.105. Schenker Petrolog Utama, PT (51%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.106. Schenker Russija AG (95%)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.107. Schenker of Canada Ltd. (100%)
                    -provides forwarding and logistical services
                    1.1.107.1. Elmac World Transport Ltd. (100%)
                               -currently dormant
                    1.1.107.2. Town & Country Freight Forwarding Ltd. (100%)
                               -currently dormant
           1.1.108. Schenker Singapore (PTE) Ltd., International Forwarders
                    (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.108.1. Schenker International (HK) Ltd. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical
                               and related services
                               1.1.108.1.1.   I.C.S. Ltd. (100%)
                                              -dormant; in liquidation
                               1.1.108.1.2.   Schenker Logistics (Shanghai)
                                              Co., ltd. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                    1.1.108.2. Schenker (H.K.) Ltd. (100%)

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

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.109. SCHENKER-BELGIUM N.V. (100%)
                    -provides forwarding, transportation, warehousing, logistical and related services
                    1.1.109.1. Schenker-BTL N.V. (95%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.109.2. Schenker & Co. N.V. (58.3%) (41.7% held by
                               Stinnes Belgium N.V.)
                               -provides forwarding, transportation,
                               warehousing, logistical and
                               related services
           1.1.110. Schenker-BTL (Greece) A.E.
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.111. Schenker-BTL AG (A Wien)(100%)
                    1.1.111.1. Bischof Betriebsfuhrungsgesellschaft m.b.H.
                               (100%)
                               -provides transportation and logistical services
                    1.1.111.2. Bulgaro Lloyd GmbH  i.L. (25.5%) (74.5% held by
                               Stinnes Aktiengesellschaft)
                               -dormant; in liquidation
                    1.1.111.3. DDSG Cargo Ges.m.b.H. (100%)
                               -dormant
                    1.1.111.4. Fertrans AG (14.2%) (31.7% held by Stinnes
                               Aktiengesellschaft)
                    1.1.111.5. Herber Hausner Sud-Ost Spedition GmbH (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.6. Hungaro Lloyd GmbH (25.5%) (74.5% held by Stinnes
                               Aktiengesellschaft)
                               -in liquidation; no business activity
                    1.1.111.7. Masped-Trias Speditionsges. MbH (44.9%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.8. GMBH (25.5%) (25.5% held by Stinnes
                               Aktiengesellschaft)
                               -in liquidation; no business activity
                    1.1.111.9. Schenker-Arkas Shipping & Transport A.S. (55%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.10.Schenker-BTL spol.s.r.o. (CZ Prag) (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.11.SCHENKER BULGARIA EOOD (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.12.Schenker Croatia D.o.o. (100%)

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

                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.13.Schenker Hungaria Szallitmanyozasi Kft (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.14.SCHENKER Mednarodna spedicija d.o.o. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.15.SCHENKER SLOVAKIA spol.s.r.o. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                    1.1.111.16.Schenker-Romania s.r.L. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
           1.1.112. Schenker Deutschland AG (100%)
                    -provides domestic and international delivery services by land, water, and air; provides freight-, cross-docking, storage, and logistical services
           1.1.113. Schenker-BTL AG (Zurich) (100%)
                    -provides forwarding and logistical services
                    1.1.113.1. SW Zolldeklarationsservice GmbH (100%)
                               -handles customs-formalities
           1.1.114. Schenker-BTL S.A.E. (100%)
                  -provides forwarding and logistical services
                    1.1.114.1. ALS Auto-Logistik-Service S.A. (51%)
                               -provides forwarding and transportation services
                    1.1.114.2. BRENNTAG Quimica S.A. (100%)
                               -distributes chemicals
                               1.1.114.2.1.   Eurochemie, S.R.L. (100%)
                                              -distributes chemicals
                               1.1.114.2.2.   Julia/Parrera S.A. (100%)
                                              -distributes chemicals
                    1.1.114.3. Brenntag Specialities 'Espana' S.L. (100%)
                               -distributes specialty chemicals
           1.1.115. Schuhle GmbH i.L (100%)
                    -no business activity; in liquidation
           1.1.116. Schuster & Sohn Chemiepartner GmbH (100%)
                    -trades in/stores all types of chemical products;
                    provides cross-docking-services
           1.1.117. Schuster & Sohn Chemiepartner GmbH & Co.KG (100%)
                    -trades in/stores all types of chemical products; provides cross-docking-services
                    1.1.117.1. CLG Lagerhaus GmbH (Mannheim) (100%)
                    1.1.117.2. UGC-Freiberg GmbH (100%)
                               -distributes chemicals
           1.1.118. Servisi S.A. de C.V. de Mexico (100%)

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

                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.119. SHG Saarlandische Handelsgesellschaft mbH Stahl, Logistik, Industriebedarf (100%)
                    -participates in wholesale and retail trade in all types of mining and rolling-mill-products, pipes/tubing and metal-goods
           1.1.120. Stahlex GmbH (100%)
                    -trades in steel-industry-products
           1.1.121. STAUB & Co. Chemiehandelsgesellschaft mbH (50%)
                    -distributes chemicals
                    1.1.121.1. Swoboda Vertriebs GmbH (100%)
                               -distributes chemicals
           1.1.122. STINNES Agrar GmbH (100%)
                    -in liquidation, no business-activity
           1.1.123. Stinnes Belgium N.V. (100%)
                    -holding company of subsidiaries in transportation businesses
                    1.1.123.1. Schenker & Co. N.V. (41.7%) (58.3%
                               SCHENKER-BELGIUM N.V.)
           1.1.124. Stinnes Beteiligungs-Verwaltungs GmbH (100%)
                    -manages holdings in businesses involved in the trade of raw materials, chemical and steel-products, and delivery- and logistics-businesses
                    1.1.124.1. SCHENKER BETEILIGUNGS GmbH & Co.OHG (100%)
                               -manages holdings in transportation-businesses
                    1.1.124.2. Stinnes Handel GmbH & Co. Beteiligungs OHG
                               (36.7%) (63.3% held by Stinnes Verwaltungs- und Dienstleistungs GmbH)
                               -manages holdings of companies within the shareholders' business-areas
                    1.1.124.3. Stinnes Immobiliendienst GmbH & Co.KG
                               (Mulheim/Ruhr)(100%)
                               -buys and sells, rents out, leases and manages real estate and property
                    1.1.124.4. Zweite Kommanditgesellschaft Stinnes
                               Immobiliendienst GmbH & Co. (Mulheim/Ruhr) (100%) -buys and sells, rents out, leases and manages real estate and property
           1.1.125. Stinnes Danmark A/S (100%)
                    -holding company for transportation-businesses
           1.1.126. Stinnes Grundstucke GmbH & Co. Sanitar. Heizung.Fliesen Immobilien KG (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.127. Stinnes Holding Corporation (100%)
                    -holds and manages holdings in chemical and transportation-businesses
                    1.1.127.1. Stinnes Corporation (100%)
                               -holding company
                               1.1.127.1.1. BRENNTAG International Chemicals, Inc. (100%)
                                              -currently dormant
                               1.1.127.1.2.   Brenntag, Inc. (100%)

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                                              -holding company for all North
                                              American chemical distribution
                                              companies
                                      1.1.127.1.2.1.  BRENNTAG Great Lakes LLC
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.2.  BRENNTAG Mid-South Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.3.  Brenntag Northeast (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.4.  Brenntag Southeast Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.5.  Brenntag Southwest Inc.
                                                      (100%)
                                                      -distributes industrial
                                                      and proprietary special
                                                      chemicals
                                      1.1.127.1.2.6.  Brenntag West Inc. (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                           1.1.127.1.2.6.1.  Industrias Crown
                                                             Chemical S.A. de
                                                             C.V. (100%)
                                      1.1.127.1.2.7.  CC/HCI, L.L.C. (50%)
                                                      -distributes chemicals;
                                                      all of CC/HCI, L.L.C.'s
                                                      thirteen subsidiaries
                                                      also distribute chemicals
                                           1.1.127.1.2.7.1.  HCI Chemcentral de
                                                             Chile Ltda. (100%)
                                           1.1.127.1.2.7.2.  HCI Chemcentral de
                                                             Colombia, E.U.
                                                             (100%)
                                           1.1.127.1.2.7.3.  HCI Chemcentral de
                                                             Costa Rica, S.A.
                                                             (100%)
                                           1.1.127.1.2.7.4.  HCI Chemcentral de
                                                             Ecuador, S.A. (99%)
                                           1.1.127.1.2.7.5.  HCI Chemcentral de
                                                             El Salvador, S.A.
                                                             de   C.V. (100%)
                                           1.1.127.1.2.7.6.  HCI Chemcentral de
                                                             Honduras, S.A. de
                                                             CV (100%)
                                           1.1.127.1.2.7.7.  HCI Chemcentral de
                                                             Nicaragua, S.A.
                                                             (99%)
                                           1.1.127.1.2.7.8.  HCI Chemcentral de
                                                             Panama, S.A. (100%)
                                           1.1.127.1.2.7.9.  HCI Chemcentral de
                                                             Peru, S.A. (99%)
                                           1.1.127.1.2.7.10. HCI Chemcentral do
                                                             Brasil (100%)
                                           1.1.127.1.2.7.11. HCI Chemcentral
                                                             Dominica Republic
                                                             (94%)
                                           1.1.127.1.2.7.12. HCI Chemcentral SA
                                                             de Argentina (99%)
                                           1.1.127.1.2.7.13. Inversiones HCI
                                                             Chemcentral de
                                                             Venezuela (99%)
                                      1.1.127.1.2.8.  EASTECH CHEMICAL, INC.
                                                      (100%)
                                                      -distributes proprietary
                                                      specialty chemicals
                                      1.1.127.1.2.9.  Whittaker, Clark &
                                                      Daniels, Inc. (100%)
                                                      -distributes industrial
                                                      and proprietary chemicals
                                      1.1.127.1.2.10. Worum Fiberglass Supply
                                                      Co. (100%)
                                                      -distributes chemicals
                               1.1.127.1.3.   HCI Americas Inc. (100%)

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

                                      1.1.127.1.3.1. HCI Chemicals (Services)
                                                     Inc. (100%)
                                                     -provides services to
                                                     holding or operating
                                                     companies
                                      1.1.127.1.3.2. HCI Chemicals (USA) Inc.
                                                     (100%)
                                                     -distributes chemicals
                                           1.1.127.1.3.2.1.  HCI Chemicals (FSC)
                                                             Ltd. (99%)
                                                             -provides services
                                                             to holding or
                                                             operating companies
                                      1.1.127.1.3.3.  LA Terminals Inc. (100%)
                                                      -currently dormant
                               1.1.127.1.4.   Miller and Company (100%)
                                              -distributes basic raw materials
                               1.1.127.1.5.   Precision National Plating
                                              Services, Inc. (100%)
                                              -currently dormant
                               1.1.127.1.6.   Schenker, Inc. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
           1.1.128. Stinnes Immobiliendienst GmbH & Co.KG (Essen) (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.129. Stinnes Immobiliendienst GmbH & Co.KG (Regensburg) (100%) -buys and sells, rents out, leases and manages real estate and property
           1.1.130. Stinnes Interfer AG (100%) - German steel distribution company
                    -involved in domestic and international production and trade of iron-, steel-, metal- and synthetic-products, pipes/tubing
           1.1.131. Stinnes Interfer GmbH (100%)
                    -involved in domestic and international trade of iron-, steel-, metal- and synthetic-products, pipes/tubing and accessories
           1.1.132. Stinnes International AG (100%)
                    -dormant; in liquidation
           1.1.133. Stinnes Intertec GmbH (100%)
                    -trades in technical goods of all kinds, including automobile and bicycle-accessories
           1.1.134. Stinnes Logistics GmbH (Essen) (100%)
                    -provides ransportation and storage services
           1.1.135. Stinnes Logistics GmbH (Mulheim/Ruhr) (100%)
                    -provides transportation and storage services
           1.1.136. Stinnes Metall GmbH (100%)
                    -trades in iron, steel, metals and alloys
           1.1.137. Stinnes Montanhandel GmbH (100%)
                    -trades in iron-, steel-, and sysnthetic-products, pipes/tubing
           1.1.138. Stinnes Ocel s.r.o. (100%)
                    -produces and sells structural steel mats, wire-rods
           1.1.139. Stinnes Rohrunion Ein- und Verkaufsges. mbH (100%)
                    -buys and sells pipes/tubing
           1.1.140. STINNES S.A. (100%)
                    -holding company

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

                    1.1.140.1. BRENNTAG S.A. (100%)
                               -distributes chemicals
                               1.1.140.1.1.   BRENNTAG HOLDING S.p.A. (100%)
                                              -holding company
                                      1.1.140.1.1.1.  BRENNTAG S.p.A. (100%)
                                                      -distributes chemicals
                                           1.1.140.1.1.1.1.  De Stefani S.r.L.
                                                             (56%) (44% by
                                                             BRENNTAG HOLDING
                                                             S.p.A.)
                                           1.1.140.1.1.1.2.  Romana Chimici
                                                             S.p.A. (80%)
                                                             (20% held by
                                                             BRENNTAG HOLDING
                                                             S.p.A.)
                                                             -distributes
                                                             chemicals
                                      1.1.140.1.1.2.  CO.PI.CI. S.r.L. (73.3%)
                                                      -distributes chemicals
                                      1.1.140.1.1.3.  De Stefani S.r.L. (44%)
                                                      (56% by BRENNTAG S.p.A)
                                                      -distributes chemicals
                                      1.1.140.1.1.4.  Romana Chimici S.p.A.
                                                      (80%)(20% held by
                                                      BRENNTAG S.p.A.)
                                                      -distributes chemicals
                               1.1.140.1.2.   Societe commerciale Tardy et
                                              Cie. S.a.r.L. (51.2%)
                                              -distributes chemicals
                    1.1.140.2. Medtrans International S.A. (100%) -holding company for holdings in transportation-businesses
                               1.1.140.2.1.   Medtrans International Maroc
                                              S.a.r.l. (50.9%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                               1.1.140.2.2.   Nord-Ouest Transit S.a.r.l. (100%)
                                              -currently dormant
                               1.1.140.2.3.   Scantrans Immobiliere S.A. (99%)
                                              -provides real estate services
                               1.1.140.2.4.   Transit Commercial "Transco"
                                              S.a.r.l. i.L. (100%)
                                              -currently dormant
                    1.1.140.3. Schenker-BTL S.A. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
                               1.1.140.3.1.   Scantrans S.A. (100%)
                                              -provides forwarding,
                                              transportation, warehousing,
                                              logistical and related services
           1.1.141. Stinnes Stahlhandel GmbH (Essen) (100%)
                    -trades in iron-, steel-, metal-, and
                    synthetic-products, pipes/tubing
           1.1.142. Stinnes Stahlhandel GmbH (Frankfurt/Main) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing
           1.1.143. Stinnes Stahlhandel GmbH (Isernhagen) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing
           1.1.144. Stinnes Stahlhandel GmbH (Bremen) (99%)
                    -trades in iron-, steel-, metal-, and synthetic-products, pipes/tubing

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

           1.1.145. Stinnes UK Ltd. (100%)
                    -holding company
                    1.1.145.1. BRENNTAG (UK) Ltd. (100%)
                               -distributes chemicals
                               1.1.145.1.1. Emerald Polymers Limited UK (51%) -distributes chemicals
                               1.1.145.1.2.   Farleyway Ltd. (100%)
                                              -distributes chemicals
                    1.1.145.2. Fergusson, Wild & Co. Ltd. (100%)
                               -sells filling material and mineral products
                               1.1.145.2.1. Fordamin Holdings Limited (88.3%) -holding company
                                      1.1.145.2.1.1.  Fordamin Company Limited
                                                      (100%)
                                                      -treats and sells filling
                                                      material
                               1.1.145.2.2.   Frank & Schulte Benelux B.V.
                                              (100%)
                                              -sells all types of raw materials
                               1.1.145.2.3. Goricon Metallurgical Services Ltd. (100%)
                                              -sells all types of raw materials
                               1.1.145.2.4. Microfine Minerals Ltd. (100%) -produces, treats and sells filling materials
                                      1.1.145.2.4.1.  Microfine Hellas A.M.E.
                                                      (99%)
                               1.1.145.2.5.   Quay Minerals Ltd. (100%)
                                              -sells mineral products
                                      1.1.145.2.5.1.  Haiwan Minerals Co. Ltd.
                                                      (100%)
                                                      -produces mineral products
                    1.1.145.3. Schenkers Ltd. (100%)
                               -provides forwarding, transportation,
                               warehousing, logistical and related services
                               1.1.145.3.1.   Schenker-BTL Ltd. (GB London)
                                              (100%)
           1.1.146. Stinnes Verwaltungs- und Dienstleistungs GmbH (100%) -provides services and management-activities of all kinds, particularly office and home-management
                    1.1.146.1. LOGWARE Informationssysteme GmbH (69.8%)
                               -develops, manufactures, and sells electronic equipment
                               1.1.146.1.1. collection software gmbh (100%) -creates and operates software used in retail-business (for example for cash-registers)
                    1.1.146.2. STINNES-data-SERVICE GmbH (100%)
                               -provides organization, programming and data processing services
                    1.1.146.3. Stinnes-Organisationsberatung GmbH (100%)
                               -provides consulting, organization, and
                               data-processing services; produces and sells software
                    1.1.146.4. TS - Touristik Systeme GmbH (100%)
                               -develops and sells software-systems used for data-processing; provides software-support services for travel agencies

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                    1.1.146.5. Stinnes Handel GmbH & Co. Beteiligungs OHG
                               (63.3%) (36.7% held by Stinnes Beteiligungs
                               Verwaltungs GmbH)
                               -manages holdings in companies within the
                               shareholders' business-areas
           1.1.147. Transportlader Nurnberg-Further Speditionsgesellschaft mbH
                    -operates delivery-, freighting-, storgage- and
                    commission-businesses
           1.1.148. Tegro AG (90%)
                    -trades in motorcycle-accessories and goods used to repair and maintain motor vehicles
           1.1.149. Toepfer Stahlhandel GmbH (100%)
                    -trades in iron, steel, metals, alloys, synthetics, iron-products, tools, machines and construction materials; processes steel
           1.1.150. Trierer Umschlag- und Lagerhausgesellschaft mbH & Co.KG
                    (90%)
                    -stores a broad range of goods, engages in related shipping and delivery deals
           1.1.151. TRG Transportgesellschaft mbH (96.7%)
                    -operates delivery-, freight-, storage and commission-businesses
           1.1.152. TRILAG Geschaftsfuhrungs GmbH (90%)
                    -cross-dockets and stores a broad range of goods, engages in related shipping and delivery-deals
           1.1.153. Tujuan Utama Sdn. Bhd. (66.7%)
                    -handles customs-formalities
                    1.1.153.1. Schenker Malaysia Sdn. Bhd (51%) (49% held by Stinnes Aktiengesellschaft)
                    -provides forwarding, transportation, warehousing, logistical and related services
           1.1.154. Ulrich Stein GmbH (100%)
                    -operates all types of delivery-, storage-, and commission-businesses
           1.1.155. Viktor E. Kern Ges. MbH (100%)
                    -participates in wholesale- and retail-trade of a broad range of goods
           1.1.156. Walter Patz GmbH (100%)
                    -trades in iron-, steel-, and metal-products, pipes/tubing
           1.1.157. Wambesco Rohstoffhandelsgesellschaft mbH (100%)
                    -trades in raw materials, especially minerals, chemicals and ores
           1.1.158. Willems Stahlhandelsgesellschaft mbH (100%)
                    -trades in iron-, steel-, and metal-products, pipes/tubing
           1.1.159. ZIG - ITC Sp. z o.o. (100%)
                    -dormant; in liquidation
           1.1.160. Zuffo & Co. Speditions G.m.b.H. (100%)
                    -operates an international delivery-business
           1.1.161. Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (Essen) (100%)
                    -buys and sells, rents out, leases and manages real estate and property
           1.1.162. Zweite Kommanditgesellschaft Stinnes Immobiliendienst GmbH & Co. (Berlin) (100%)
                    -buys and sells, rents out, leases and manages real estate and property

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

ALUMINUM

E.ON AG

1. VAW aluminium AG (100.0) - Engages in the production and processing of aluminum into high-quality aluminum products.
     1.1.  Aluminium-Gemeinschaft Norf GbR (50.0) Management holding company for Aluminium Norf GmbH
     1.2.  Aluminium Norf GmbH (50.0)  Produces aluminum sheet and strip products
     1.3.  Aluminium Oxid Stade GmbH (50.0) Production site for aluminum oxide.
     1.4. Aluminium Service AG (100.0) Slitting facility for flat rolled aluminum products.
     1.5. CASTECH S.A. de C.V. (50.0) Casts and markets aluminum engine blocks and cylinder heads.
     1.6.  Hamburger Aluminium-Werk GmbH (33.3) Smelter for aluminum production.
     1.7. IGS Industrie- und Gewerbepark Service-Ges. Hannover mbH (100.0) Development company for a non-operational site.
     1.8. IGS Industrie- und Gewerbepark Service-Ges. Stade-Butzfleth mbH (100.0) Development company for a non-operational site.
     1.9. SGN-Standortentwicklungs-Gesellschaft Nabwerk mbH (100.0) Development company for a non-operational site.
     1.10. SEG-Standortentwicklungs-Gesellschaft Toging mbH (100.0) Development company for a non-operational site.
     1.11. Starpack Philippines Corporation (100.0) Produces and markets flexible packaging products.
     1.12. Tscheulin-Rothal GmbH (95.9) Produces and markets flexible packaging products.
     1.13. VAW alucast GmbH (100.0) Casts and markets aluminum engine blocks and cylinder heads.
     1.14. VAW aluguss GmbH (100.0)  Non-operating company.
     1.15. VAW Aluminium Canada and Company, Ltd. (100.0) Holding company for majority of VAW shares in Aluminerie Alouette
     1.16. VAW Aluminium Canada, Inc. (100.0) Holding company for VAW shares in Aluminerie Allouette
     1.17. VAW Aluminium-Technologie GmbH (100.0) Engineering/consulting company
     1.18. VAW Aluminium-Verwaltungs-Gesellschaft mbH (100.0) Non-operating company that holds a minority interest in Tscheulin-Rothal.
     1.19. VAW alutubes GmbH (100.0)  Produces Welded aluminum tubes.
     1.20. VAW Auslands-Beteiligungs-GmbH (100.0)  Holding company:
           1.20.1. Bp europack S.p.A. (100.0) Produces and markets flexible packaging products.
           1.20.2.  Propack International Holdings Ltd. (55.0) -Holding company.
                    1.20.2.1. Everweal Ltd. (100.0) Produces and markets flexible packaging products.

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                               1.20.2.1.1.    Propack Huizhou Ltd.(41.0)
                                              (Propack International Holdings
                                              Ltd owns 54%) Produces and markets
                                              flexible packaging products.
                    1.20.2.2.  Huizhou Propack Plastics Co. Ltd.(73.0) Produces
                               and markets flexible packaging products.
                    1.20.2.3.  Jiangyin Propack Packing Ltd. (98.5) Produces and
                               markets flexible packaging products.
                    1.20.2.4.  Propack Huizhou Ltd. (54.0) (Everweal Ltd. also holds 41.0%) Produces and markets flexible packaging products
                    1.20.2.5. VPS Beijing Propack Company Ltd. (75.0) Produces and markets flexible packaging products
           1.20.3. P.T. Interkemas Flexipack (95.0) Produces and markets flexible packaging products
           1.20.4. Strongpack Public Company Ltd. (49.0) Produces and markets flexible packaging products.
                    1.20.4.1. Strong Thai Pack Ltd. (100.0) Produces and markets flexible packaging products
           1.20.5. Societe Alsacienne d' Aluminium S.A. (99.9) Produces and markets flexible packaging products
           1.20.6.  VAW aluminium France S.A.S. (100.0) Sells and markets
                    VAW products.
           1.20.7.  VAW aluminiumtechnika Kft. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
           1.20.8.  VAW Australia Pty. Ltd. (100.0) Holds 6.2% shares in
                    Tomago smelter.
           1.20.9.  VAW Europack Iberica S.R.L. (100.0) Sells and markets
                    VAW products.
           1.20.10. VAW Europack Ltd. (100.0) Non-operating company.
           1.20.11. VAW highpural KK (100.0) Produces and markets high quality pure aluminum.
           1.20.12. VAW inasa S.A. (97.2) Produces aluminum foil products
                    1.20.12.1. VAW iberica S.A. (100.0) Sells and markets VAW products
           1.20.13. VAW mandl & berger Ges.m.b.H. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
           1.20.14. V.A.W. North American Holdings, Inc. (100.0) - Holding company.
                    1.20.14.1. V.A.W. of America, Inc. (100.0) Produces and markets extruded aluminum products.
                    1.20.14.2. V.A.W. Products, Inc. (100.0) U.S. sales agency for flat rolled aluminum products.
                    1.20.14.3. V.A.W. Tomago, Inc. (100.0) holds 6.2% shares
                    in Tomago smelter.
           1.20.15. VAW Scandinavia A/S (100.0) Sells and markets VAW products.
           1.20.16. VAW slim S.p.A. (100.0) Produces sheet, strip and foil flat rolled aluminum products.
           1.20.17. VAW (UK) Ltd. (100.0) Sells and markets VAW products.
           1.20.18. Vigeland Metal Refinery A/S (50.0) - Produces high quality pure aluminum

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

           1.21.    VAW BENELUX N.V./S.A. (100.0)  -Curretly inactive.
           1.22.    VAW CARBON GmbH (100.0) Non-operating company.
           1.23.    VAW Flussspat-Chemie GmbH (100.0) Non-operating company
           1.24. VAW Giesserei Hannover GmbH (100.0) Casts and markets aluminum billets.
           1.25. VAW highpural GmbH (100.0) produces and markets high quality pure aluminum.
           1.26.    VAW-IMCO Gussund Recycling GmbH (50.0) Recycles aluminum
           1.27. VAW-Innwerk Unterstutzungsgesellschaft mbH (75.0) Engages in pension management of former operating company.
           1.28. VAW Kurri Kurri Ownings (99.9) Holding company for Kurri Kurri Smelter
                    1.28.1. VAW Kurri Kurri Pty. Ltd. (100.0) Smelter for aluminum production.
           1.29. Grundstucksverwaltungsgesellschaft Neuburg mbH (100.0) Currently inactive.
           1.30. VAW motorcast Ltd. (100.0) Casts and markets aluminum engine blocks and cylinder heads.
           1.31. VAW walzprodukte grevenbroich GmbH (100.0) Currently inactive.
           1.32. LVG Leichtmetall Verwaltungsgesellschaft (100.0) Currently inactive.
           1.33. VAW aluminum industries Sdn. Bhd. Malaysia (65.0) Produces aluminum products (flat-rolled)
           1.34.    Rotopak Matbaacilik-Ambalaj Sanayii ve Ticaret A.S. (70.0)
                    Produces and markets flexible packaging products.
           1.35.    Rotopas Ambalaj Pazarlamave Dagitim A.S. (70.0) Produces and
                    markets flexible packaging products.
           1.36. Rotogravur Klisecilik-Grafik Sanayii ve Ticaret A.S. (70.0) Produces and markets flexible packaging products.

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


 SILICON WAFER

E.ON AG

1. E.ON North America, Inc. (66.9) (VEBA Electronics US Holding GmbH owns 33.1%) [included solely to maintain structure; to be retained]
     1.1. MEMC Electronic Materials, Inc. (30.9) (also 40.9 owned by VEBA Zweite Verwaltungsgesellschaft mbH) Manufactures silicon wafers
           1.1.1.   MEMC Electronic Materials S.p.A.(100.0)
                    1.1.1.1.   MEMC France (100.0)
                    1.1.1.2.   MEMC GmbH (100.0)
                    1.1.1.3.   MEMC UK Ltd. (100.0)
           1.1.2.   MEMC Electronic Materials Sales Office SB (100.0)
           1.1.3.   MEMC Electronic Materials Sendirian Berhard (100.0)
           1.1.4. MEMC Electronic Materials, Inc., Shanghai Representative Office (100.0)
           1.1.5.   MEMC Electronic Materials, Inc., Taiwan Branch (100.0)
           1.1.6.   MEMC Foreign Sales Corp., Inc. (100.0)
           1.1.7.   MEMC Huls Korea Co. (100.0)
           1.1.8.   MEMC International (100.0)
           1.1.9.   MEMC Japan, Ltd. (100.0)
           1.1.10.  MEMC Korea (80.0) - Produces 200mm wafers in Taiwan.
           1.1.11.  MEMC Kulim Electronic Materials, SDN. BHD (75.0).
           1.1.12.  MEMC Pasadena, Inc. (100.0)
           1.1.13. MEMC Southwest, Inc.(80.0) - Owns and operates Texas Instruments' wafer operations.
           1.1.14.  PlasmaSil, L.L.C.(60.0)
           1.1.15.  SiBond, L.L.C. (100.0)
           1.1.16.  Silcon Genesis Corp. (10.7)
           1.1.17.  Taisil Electroni Materials Corporation (45.0)

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


OTHER

1.   AV Packaging GmbH (49.0)
     -holding company for packaging businesses
2.   RHI AG (10.5)


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